                                                  THE VARIABLE ANNUITY CONTRACT

                                                                      ISSUED BY

                                        METLIFE INVESTORS USA INSURANCE COMPANY

                                                                            AND

                                       METLIFE INVESTORS USA SEPARATE ACCOUNT A

                                             PROTECTED EQUITY PORTFOLIO (PEP)


                                                                JANUARY 1, 2006


This prospectus describes the single premium deferred variable annuity contract offered by MetLife Investors USA Insurance Company (MetLife Investors USA or we
   or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.

 The annuity contract's principal value is guaranteed for the first 10 contract years. During this time your contract value is allocated to the investment portfolio listed below:
GREENWICH STREET SERIES FUND:
   Equity Index Portfolio

After the 10th contract year, you can transfer some or all of your contract value to a money market portfolio that will be available at that time.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Investors USA Variable Annuity Contract.


To learn more about the MetLife Investors USA Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated January 1, 2006. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 30 of this prospectus. For a free copy of the SAI, call us at (888) 556-5412, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.


The contracts:

..   are not bank deposits
..   are not FDIC insured
..   are not insured by any federal government agency
..   are not guaranteed by any bank or credit union
..   may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


January 1, 2006

                             TABLE OF CONTENTS PAGE


              INDEX OF SPECIAL TERMS.........................  3

              HIGHLIGHTS.....................................  4

              FEE TABLES AND EXAMPLES........................  5

              1. THE ANNUITY CONTRACT........................  8
                 Market Timing...............................  8

              2. PURCHASE....................................  8
                 Purchase Payment............................  8
                 Termination for Low Account Value...........  9
                 Allocation of Purchase Payment..............  9
                 Free Look...................................  9
                 Accumulation Units..........................  9
                 Account Value............................... 10
                 Replacement of Contracts.................... 10

              3. INVESTMENT OPTIONS.......................... 10
                 Transfers................................... 11
                 Voting Rights............................... 13
                 Substitution of Investment Options.......... 13

              4. EXPENSES.................................... 13
                 Product Charges............................. 13
                 Guaranteed Minimum Accumulation Benefit -
                  Rider Charge............................... 14
                 Account Fee................................. 14
                 Withdrawal Charge........................... 14
                 Reduction or Elimination of the Withdrawal
                  Charge..................................... 15
                 Premium and Other Taxes..................... 15
                 Transfer Fee................................ 16
                 Income Taxes................................ 16
                 Investment Portfolio Expenses............... 16

              5. ANNUITY PAYMENTS
                 (THE INCOME PHASE).......................... 16
                 Annuity Date................................ 16
                 Annuity Payments............................ 16

                                      PAGE


                   Annuity Options.......................... 17

                6. ACCESS TO YOUR MONEY..................... 18
                   Systematic Withdrawal Program............ 18
                   Suspension of Payments or Transfers...... 19

                7. LIVING BENEFIT........................... 19
                   Guaranteed Minimum Accumulation Benefit.. 19

                8. PERFORMANCE.............................. 20

                9. DEATH BENEFIT............................ 20
                   Upon Your Death.......................... 20
                   Standard Death Benefit................... 21
                   General Death Benefit Provisions......... 21
                   Spousal Continuation..................... 21
                   Death of the Annuitant................... 22
                   Controlled Payout........................ 22

                10. FEDERAL INCOME TAX STATUS............... 22
                   Taxation of Non-Qualified Contracts...... 22
                   Taxation of Qualified Contracts.......... 24
                   Foreign Tax Credits...................... 26
                   Possible Tax Law Changes................. 26

                11. OTHER INFORMATION....................... 26
                   MetLife Investors USA.................... 26
                   The Separate Account..................... 27
                   Distributor.............................. 27
                   Selling Firms............................ 27
                   Requests and Elections................... 28
                   Ownership................................ 29
                   Legal Proceedings........................ 29
                   Financial Statements..................... 29

                TABLE OF CONTENTS OF THE STATEMENT OF
                ADDITIONAL INFORMATION...................... 30


                  APPENDIX A.............................. A-1
                     Participating Investment Portfolios.. A-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                      PAGE

                       Account Value................. 10
                       Accumulation Phase............  8
                       Accumulation Unit.............  9
                       Annuitant..................... 29
                       Annuity Date.................. 16
                       Annuity Options............... 17
                       Annuity Payments.............. 16
                       Annuity Units................. 16
                       Beneficiary................... 29
                       Business Day..................  9
                       Guaranteed Accumulation Amount 19
                       Income Phase..................  8
                       Investment Portfolio.......... 10
                       Joint Owners.................. 29
                       Owner......................... 29
                       Purchase Payment..............  8
                       Separate Account.............. 27

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. The contract provides a Guaranteed Minimum Accumulation Benefit ("GMAB") during the first 10 contract years. We may refer to this as the Principal Protection rider.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 9%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract.

You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the Equity Index Portfolio and/or the money market portfolio that will be made available after the 10th contract year. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

STATE VARIATIONS. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the contracts. Your actual contract and any endorsements are the controlling documents. If you would like to review a copy of the contract and endorsements, contact our Annuity Service Center.

FREE LOOK. You may cancel the contract within 10 days after receiving it (or whatever period is required in your state). Unless otherwise required by state law, you will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the Equity Index Portfolio. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period. We will return your payment if required by law.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral.

INQUIRIES. If you need more information, please contact our Annuity Service Center at:

                    MetLife Investors Distribution Company
                                P.O. Box 10426
                          Des Moines, Iowa 50306-0426
                                (888) 556-5412

ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.

Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.
STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE

              WITHDRAWAL CHARGE (Note 1)   9%
              (as a percentage of purchase
              payment)
              TRANSFER FEE (Note 2)        $0 (First 12 per year)
                                           $25 (Thereafter)

--------------------------------------------------------------------------------
Note 1. If an amount withdrawn is determined to include the withdrawal of your purchase payment, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following (see "Expenses - Withdrawal Charge"):

          Number of Complete Years from          Withdrawal Charge
          Receipt of Purchase Payment         (% of Purchase Payment)
          -----------------------------       -----------------------

                     0                                   9
                     1                                   9
                     2                                   8
                     3                                   8
                     4                                   7
                     5                                   6
                     6                                   5
                     7                                   4
                     8                                   3
                     9                                   2
                    10 and thereafter                    0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. MetLife Investors USA is currently waiving the transfer fee, but reserves the right to charge the fee in the future. NO TRANSFERS MAY BE MADE DURING THE FIRST 10 YEARS.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------

PERIODIC FEES AND EXPENSES TABLE*


                            ACCOUNT FEE (Note 1) $30

--------------------------------------------------------------------------------
Note 1. An Account Fee of $30 is charged on the last day of each contract year if the account value is less than $50,000.

* Certain periodic fees and expenses may not apply during the income phase of the contract. (See "Expenses.")

SEPARATE ACCOUNT ANNUAL EXPENSES
(referred to as Separate Account Product Charges)
(as a percentage of average account value in the Separate Account)

                  Mortality and Expense Charge           1.25%
                  Guaranteed Minimum Accumulation
                    Benefit Rider Charge -
                    Principal Protection (Note 1)        1.50%
                  Administration Charge                  0.15%
                                                         -----
                  Total Separate Account Annual Expenses 2.90%

--------------------------------------------------------------------------------
Note 1. This charge is applied until the termination of the Guaranteed Minimum Accumulation Benefit rider. (See "Living Benefit - GMAB Termination.")

THE NEXT TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIO THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE INVESTMENT PORTFOLIO AND IN THE FOLLOWING TABLE.

--------------------------------------------------------------------------------

                Total Annual Portfolio Expenses (expenses 0.34% that are deducted from the investment portfolio assets, including management fees, and other expenses)**

--------------------------------------------------------------------------------
**The expenses shown in the table above are for the Equity Index Portfolio.
--------------------------------------------------------------------------------
FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION - DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of the investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for the investment portfolio.

                                                                     TOTAL
                                                                    ANNUAL
                                 MANAGEMENT 12B-1/SERVICE  OTHER   PORTFOLIO
                                    FEES        FEES      EXPENSES EXPENSES
    ------------------------------------------------------------------------
    GREENWICH STREET SERIES FUND
      Equity Index Portfolio       0.31%        0.00%      0.03%     0.34%
    ------------------------------------------------------------------------

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE FEES AND EXPENSES OF THE EQUITY INDEX PORTFOLIO (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
        $1,232.59                   $1,726.79                   $2,323.65                   $3,471.58

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         $332.59                    $1,006.79                   $1,693.65                   $3,471.58

The Examples should not be considered a representation of past or future expenses or annual rates of return for the investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

1.  THE ANNUITY CONTRACT

This prospectus describes the variable annuity contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

During the first 10 contract years, your contract value is allocated to the Equity Index Portfolio. Thereafter, you may transfer some or all of your contract value to the money market portfolio that is available at that time. The contract is called a variable annuity because depending upon market conditions, you can make or lose money in these portfolios. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase, if you select a variable annuity payment option, also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity contract. You bear the full investment risk for all amounts in the variable annuity contract. However, prior to its termination, the Guaranteed Minimum Accumulation Benefit rider guarantees that your account value will not be less than your purchase payment, less reductions for any withdrawals. (See "Living Benefit - Guaranteed Minimum Accumulation Benefit.")

If you select a fixed annuity payment option during the income phase, payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account.

The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from a variable annuity payment option to the fixed annuity payment. Please see the terms of your actual contract for more detailed information.

As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time by notifying us in writing. The contract may be owned by joint owners (limited to two natural persons). We provide more information on this under "Other Information."

MARKET TIMING

We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."

2.  PURCHASE

PURCHASE PAYMENT

The PURCHASE PAYMENT is the money you give us to invest in the contract. The purchase payment is due on the date the contract is issued.

..   The minimum purchase payment we will accept is $10,000.

..   If you want to make a purchase payment of $1 million or more, you will need our prior approval (although there is a dollar limit applicable to the Guaranteed

  Minimum Accumulation Benefit. See "Living Benefit - Guaranteed Minimum
   Accumulation Benefit.")

..   We will accept a different amount if required by federal tax law.

We reserve the right to reject any application or purchase payment.

TERMINATION FOR LOW ACCOUNT VALUE

We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, the purchase payment made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value is less than $2,000.

ALLOCATION OF PURCHASE PAYMENT

When you purchase a contract, you must allocate your purchase payment to the Equity Index Portfolio. After the 10th contract year, you may transfer some or all of your account value to the money market portfolio that is available at that time.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your purchase payment within two business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Requests and Elections.")

FREE LOOK

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state). We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. Unless otherwise required by state law, you will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the Equity Index Portfolio during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period. In certain states, we are required to give you back your purchase payment if you decide to cancel your contract during the free look period.

ACCUMULATION UNITS

Your account value will go up or down depending upon the investment performance of the Equity Index Portfolio and/or the money market portfolio that will be made available. In order to keep track of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and

2) multiplying it by one minus the Separate Account product charges for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make the purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to the Equity Index Portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.

EXAMPLE:

  On Monday we receive a purchase payment of $10,000 from you before 4:00 p.m. Eastern Time. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Equity Index Portfolio is $13.90. We then divide $10,000 by $13.90 and credit your contract on Monday night with 719.42 accumulation units for the Equity Index Portfolio.

ACCOUNT VALUE

ACCOUNT VALUE is equal to your interests in the investment portfolio(s). Your interest in an investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS

From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the contracts offered by this prospectus. With respect to exchanges from certain of our variable annuity contracts to this contract, the account value of this contract attributable to the exchanged assets will not be subjected to any withdrawal charge. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however you should consult your tax adviser.

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your account representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3.  INVESTMENT OPTIONS

The contract currently offers one INVESTMENT PORTFOLIO which is listed below. A money market portfolio will be available in the 11th contract year and additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUS FOR THE FUND CAREFULLY. A COPY OF THE PROSPECTUS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN A COPY OF THE FUND PROSPECTUS BY CALLING OR WRITING TO US AT: METLIFE INVESTORS USA INSURANCE COMPANY, ANNUITY SERVICE OFFICE, P.O. BOX 10426, DES MOINES, IOWA 50306-0426, (888) 556-5412. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. APPENDIX A CONTAINS A SUMMARY OF THE ADVISER, INVESTMENT OBJECTIVE AND STRATEGIES FOR THE INVESTMENT PORTFOLIO.

The investment objective and policies of the investment portfolio may be similar to the investment objective and policies of other mutual funds that the portfolio's investment adviser manages. Although the objective and policies may be similar, the investment results of the investment portfolio may be higher or lower than the results of such other mutual funds. The investment adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same investment adviser.

An investment portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment portfolio with a small asset base. An investment portfolio may not experience similar performance as its assets grow.

Shares of the investment portfolio may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolio may conflict. The investment portfolio will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIO. An investment adviser or subadviser of an investment portfolio, or its affiliates, may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of the compensation is not deducted from portfolio assets and does not decrease the portfolio's investment return. The amount of the compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. This percentage is currently 0.27% for the Equity Index Portfolio. Additionally, an investment adviser or subadviser or an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amount to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts.

We select the investment portfolios offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We may include investment portfolios based on recommendations made by selling firms through which the contract is sold. We review the investment portfolios periodically and may replace or remove an investment portfolio or limit its availability to purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from owners. In certain instances, our ability to remove or replace an investment portfolio may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain investment portfolios advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an investment portfolio, which, in some cases, may differ from our own selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider investment portfolios advised by Legg Mason affiliates in seeking to make a substitution for an investment portfolio advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup subsequently sold its asset management business to Legg Mason. We do not provide investment advice and do not recommend or endorse any particular investment portfolio.

GREENWICH STREET SERIES FUND

Greenwich Street Series Fund is a trust that consists of multiple portfolios. TIMCO Asset Management, Inc. is the investment adviser to the following portfolio available under the contract:

 Equity Index Portfolio

TRANSFERS

GENERAL. After the 10th contract year, you can transfer part or all of your account value to or from the Equity Index Portfolio and the money market portfolio that is available at that time. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

You can make a transfer to or from either investment portfolio, after the 10th contract year, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock

Exchange will take effect as of the end of the business day. The following apply to any transfer:

..   Your request for transfer must clearly state which investment portfolio the transfer is from.

..   Your request for transfer must clearly state how much the transfer is for.

..   The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less.

During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.

During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and between the investment portfolios.

TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")

All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.

MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of an investment portfolio, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Since transfers cannot be made until the 11th contract year, there is currently no transfer activity for us to monitor. Nevertheless, we do not believe that such situations may be presented in the portfolio that is available under this contract. However, if we determine in our sole discretion there is potential for arbitrage trading in the Equity Index Portfolio (or the money market portfolio that will be made available), we may commence monitoring such portfolio(s) (the "Monitored Portfolio"). We would employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of a Monitored Portfolio within given periods of time. In addition to monitoring transfer activity in an investment portfolio, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures could result in transfer restrictions being applied to deter market timing. Currently, if we were to detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we would require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the contract. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts.

The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios.

In addition, contract owners and other persons with interests in the contracts should be aware that some investment portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the investment portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

VOTING RIGHTS

We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution would be made with respect to existing investments. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

4.  EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES

SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and, until the rider is terminated, the Guaranteed Minimum Accumulation Benefit rider charge). We do this as part of our calculation of the value of the accumulation units and the annuity units.

MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of each investment portfolio.

This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.

GUARANTEED MINIMUM ACCUMULATION BENEFIT -RIDER CHARGE

We offer a Guaranteed Minimum Accumulation Benefit ("GMAB") rider which is automatically added to your contract when you purchase it. During the first 10 contract years, a charge is deducted from your account value that is equal, on an annual basis, to 1.50% of the daily net asset value of the Equity Index Portfolio (see "Living Benefits -Guaranteed Minimum Accumulation Benefit").

ACCOUNT FEE

During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.

A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000 then we will not deduct the account fee. After the annuity date, a pro rata monthly charge will be collected out of the annuity payment, regardless of the size of your contract.

WITHDRAWAL CHARGE

During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of part or all of your purchase payment, a withdrawal charge is assessed. To determine if your withdrawal includes part or all of your purchase payment, amounts are withdrawn from your contract in the following order:

1. Earnings in your contract (earnings are equal to your account value, less the portion of your purchase payment not previously withdrawn); then

2. The free withdrawal amount described below; then

3. The portion of your purchase payment not previously withdrawn.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your purchase payment, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.

The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:

                                                 Withdrawal Charge
             Number of Complete Years             (% of Purchase
             from Receipt of Purchase Payment        Payment)
             --------------------------------    -----------------

                         0                               9
                         1                               9
                         2                               8
                         3                               8
                         4                               7
                         5                               6
                         6                               5
                         7                               4
                         8                               3
                         9                               2
                       10 and thereafter                 0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.

If the account value is smaller than the purchase payment, the withdrawal charge only applies up to the account value.

We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract.

NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.

NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a six month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. This waiver terminates on the annuity date.

TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date.

The Nursing Home or Hospital Confinement Rider and/or Terminal Illness Rider may not be available in your state. (Check with your registered representative regarding availability). These riders are only available for owners who are age 80 or younger (on the contract issue date). Additional conditions and requirements apply to the Nursing Home/Hospital Confinement and Terminal Illness riders. They are specified in the rider(s) that are part of your contract.

PREMIUM AND OTHER TAXES

We reserve the right to deduct from your purchase payment, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. Premium taxes generally range from 0 to 3.5%, depending on the state. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

TRANSFER FEE

After the 10th contract year, you can transfer part or all of your account value between the Equity Index Portfolio and the money market portfolio that is available at that time. The contract provides that you may make a maximum of 12 transfers every year and that each transfer is made without charge. We currently allow unlimited transfers without charge, however, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

INCOME TAXES

We may make a deduction from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectus. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of the investment portfolio.

5.  ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days prior notice to us. Unless you choose an annuity date, it will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued.

ANNUITY PAYMENTS

You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.

During the income phase, you have at least one additional investment choice. At the annuity date, you can choose whether payments will be:

..   fixed annuity payments, or

..   variable annuity payments, or

..   a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.

If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your payment will vary and will depend upon three things:

1) the value of your contract in the investment portfolio(s) just before the start of the income phase,

2) the assumed investment return (AIR) used in the annuity table for the contract, and

3) the performance of the investment portfolio(s) you selected.

The AIR for the contract is 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.

Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments.

In the event of a transfer during the income phase from a variable annuity payment option to a fixed annuity payment option, this may result in a reduction in the amount of annuity payments. (You cannot, however, make transfers from a fixed annuity payment option to the investment portfolios.)

If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change.

Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.

If you do not choose an annuity option at the time you purchase the contract, Option 2 which provides a life annuity with 10 years of guaranteed annuity payments will automatically be applied. This annuity option permits withdrawal of a commuted value. (See "Federal Income Tax Status - Other Tax Issues.")

You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.

OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than 10 years, we will then continue to make annuity payments for the rest of the 10 year period. When the annuitant dies, if you do not want to continue receiving annuity payments, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant's death is received at our annuity service office) commuted at the AIR. We will require return of your contract and proof of death before we pay the commuted values.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than 10 years, we will then continue to make annuity payments for the rest of the 10 year period. However, if you do not want to continue receiving annuity payments at the last death of the annuitant and the joint annuitant, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant's death is received at our annuity service office) commuted at the AIR. We will require return of your contract and proof of death before we pay the commuted values.

OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion. After commencement of this annuity payout, you may elect to receive the partial or full commuted value of the remaining guaranteed variable annuity payments, and the payments will be commuted at the AIR.

There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")

In addition to the annuity options described above, we offer an additional payment option that allows your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") This payment option is available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

6.  ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:

(1)by making a withdrawal (either a partial or a complete withdrawal);

(2)by electing to receive annuity payments; or

(3)when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

..   less any applicable withdrawal charge;

..   less any premium or other tax;

..   less any account fee; and

..   less any applicable pro rata GMAB rider charge.

Unless you instruct us otherwise, any partial withdrawal after the 10th contract year will be made pro rata from the investment portfolios (if applicable). Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the portfolios. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.

We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.

How to withdraw all or part of your account value:

..   You must submit a request to our Annuity Service Center. (See "Other
    Information - Requests and Elections.")

..   You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")

..   You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

..   We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.

There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payment each year. You can receive payments monthly or quarterly provided that each

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payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

..   the New York Stock Exchange is closed (other than customary weekend and holiday closings);

..   trading on the New York Stock Exchange is restricted;

..   an emergency exists as a result of which disposal of shares of the investment portfolio is not reasonably practicable or we cannot reasonably value the shares of the investment portfolio; or

..   during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7.  LIVING BENEFIT

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Your contract is issued with a rider that provides a Guaranteed Minimum Accumulation Benefit ("GMAB"). We may refer to this as the Principal Protection rider. The Principal Protection rider guarantees that your account value will not be less than your purchase payment at the end of 10 years from issue (the "Rider Maturity Date"). If your account value is less than your purchase payment at the Rider Maturity Date, we will apply additional amounts to increase your account value so that it is equal to the amount of your purchase payment.

BENEFIT DESCRIPTION. The Principal Protection rider guarantees that at the Rider Maturity Date, your account value will at least be equal to your purchase payment, less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. This guaranteed amount is the Guaranteed Accumulation Amount. The GUARANTEED ACCUMULATION AMOUNT is used only to determine the amount of any benefit payable under the GMAB feature. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $1 million).

When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total account value.

..   Example: Assume your account value is $100,000 and your Guaranteed
    Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the account value. Therefore, after the withdrawal, your account value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.

At the Rider Maturity Date, we will compare your contract's account value to its Guaranteed Accumulation Amount. If the account value is less than the Guaranteed Accumulation Amount, we will contribute to your account value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is paid into your contract's investment portfolio.

If your account value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your account value. The Principal Protection rider terminates at the Rider Maturity Date. We will not assess the Principal Protection rider charge after that date.

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

If your account value is reduced to zero for any reason other than a full withdrawal of the account value or application of the entire account value to an annuity option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract will remain in force. No charge for the Principal Protection rider will be deducted or accrue while there is insufficient account value to cover deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the account value.

GMAB TERMINATION. The Principal Protection rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract;
(3) the date you apply all of your account value to an annuity option; and
(4) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person) unless the beneficiary is the spouse of the owner and elects to continue the contract under the spousal continuation provisions of the contract.

Once the Principal Protection rider is terminated, the GMAB rider charge will no longer be deducted. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

8.  PERFORMANCE

We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge or Principal Protection rider charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges, account fee, withdrawal charge, Principal Protection rider charge and the investment portfolio expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We may advertise the Principal Protection rider using illustrations showing how the benefit works with historical performance of the Equity Index Portfolio or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolio.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

9.  DEATH BENEFIT

UPON YOUR DEATH

If you die during the accumulation phase, we will pay a death benefit to your beneficiary (or beneficiaries). The Standard death benefit is the death benefit for your contract. This death benefit is described below. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.

If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

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

If a non-natural person owns the contract, the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.

STANDARD DEATH BENEFIT

The death benefit will be the greater of:

(1)the account value; or

(2)the purchase payment, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.

GENERAL DEATH BENEFIT PROVISIONS

The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.

Please check with your registered representative regarding the availability of the following in your state.

A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

We also offer a payment option, for both tax qualified and non-tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. Moreover, if the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the annuitant would have reached
70 1/2 (which may be more or less than five years after the annuitant's death). (See "Federal Income Tax Status.") Your beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven days. Payment to the beneficiary under an annuity option may only be elected during the 60 day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single sum payment to the beneficiary at the end of the 60 day period.

If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.

SPOUSAL CONTINUATION

If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the

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

owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio in the ratio that the account value in the investment portfolio bears to the total account value. Spousal continuation will not satisfy minimum required distribution rules for tax qualified contracts other than IRAs.

DEATH OF THE ANNUITANT

If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then current underwriting standards). However, if the owner is a non-natural person (for example, a corporation), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

CONTROLLED PAYOUT

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election.

10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

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

It is conceivable that charges for certain benefits under a variable contract may be considered as deemed distributions subject to immediate taxation. Consult your tax adviser.

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS.

In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

..   made on or after the taxpayer reaches age 59 1/2;

..   made on or after the death of an owner;

..   attributable to the taxpayer's becoming disabled;

..   made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

..   under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment portfolios after the annuity starting date. Consult your own tax adviser.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

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

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2005, $4,000 plus, for an owner age 50 or older, $500) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. The contract permits only a single purchase payment, so no additional IRA contributions will be accepted into the contract after the initial purchase payment has been made. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The Internal Revenue Service (IRS) has approved the forms of the IRA and SIMPLE IRA endorsements, when used with the contract and its riders.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,000 for 2005. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract.

TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

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Proposed income tax regulations issued in November 2004, would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and
(c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2005, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.

SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period.

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a), 403(a), 403(b), and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:

..   The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

..   The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

..   The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the investment portfolios to foreign jurisdictions.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

11. OTHER INFORMATION

METLIFE INVESTORS USA

MetLife Investors USA Insurance Company (MetLife Investors USA) is a stock life insurance company founded on September 13, 1960, and organized under the laws of the State of Delaware. Its principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is a wholly-owned subsidiary of MetLife Investors Group, Inc. ("MLIG"). We changed our name to MetLife Investors USA Insurance Company on February 12, 2001. On December 31, 2002, MetLife Investors USA became an indirect subsidiary of MetLife, Inc. (MetLife), a listed company on the New York Stock Exchange. MetLife is a leading provider of insurance and financial products and services to individual and group customers.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

We have established a SEPARATE ACCOUNT, MetLife Investors USA Separate Account A (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under Delaware insurance law on May 29, 1980. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

The sales representatives and managers of our affiliates may be eligible for additional cash compensation such as bonuses, stock options, training allowances, supplemental salary, payments based on a percentage of the contract's account value, financing arrangements, medical and other insurance benefits, retirement benefits and other benefits. The amount of this additional compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by MetLife Investors USA and its affiliates. Sales representatives of affiliates must meet a minimum level of sales of proprietary products in order to maintain their eligibility for the additional cash compensation. Sales representatives and managers of our affiliates are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes and awards.

Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature and similar services.

SELLING FIRMS

The Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may receive some form of non-cash compensation. A group of selected selling firms receive additional compensation, which may include marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from the general account of the Company. A portion of the payments made to selling firms may be passed on to their account representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may provide certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6% of purchase payments. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as annuity payments). (See "Annuity

Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2004, as well as the range of additional compensation paid.)

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction as received by us if we receive a request conforming to our administrative procedures at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of the purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives the payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10426, Des Moines, IA 50306-0426.

Requests for service may be made:

..   Through your registered representative;

..   By telephone at 1-888-556-5412, between the hours of 7:30AM and 5:30PM
    Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday;

..   In writing to our Annuity Service Center;

..   By fax at (515) 273-4980; or

..   By Internet at www.metlifeinvestors.com.

All other requests must be in written form, satisfactory to us.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer systems, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

..   change beneficiary.

..   change the annuitant before the annuity date (subject to our underwriting and administrative rules).

..   assign the contract (subject to limitation).

..   change the payment option.

..   exercise all other rights, benefits, options and privileges allowed by the contract or us.

The owner is as designated at the time the contract is issued, unless changed.

JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The annuitant and the owner do not have to be the same person except as required under certain sections of the Internal Revenue Code.

ASSIGNMENT. You can assign a non-qualified contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

LEGAL PROCEEDINGS

MetLife Investors USA like other life insurance companies, is involved on occasion in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. MetLife Investors USA does not believe any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

   Company
   Experts
   Custodian
   Legal Matters
   Distribution
   Calculation of Performance Information
   Annuity Provisions
   Tax Status of the Contracts
   Financial Statements

APPENDIX A
PARTICIPATING INVESTMENT PORTFOLIOS

Below are the adviser and investment objective of the investment portfolio currently available under the contract. The fund prospectus contains more complete information, including a description of the investment objective, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE WILL BE ACHIEVED.

GREENWICH STREET SERIES FUND

Greenwich Street Series Fund is a trust that consists of multiple portfolios. TIMCO Asset Management, Inc. is the investment adviser to the following portfolio available under the contract:

EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: The Equity Index Portfolio seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index.

                       STATEMENT OF ADDITIONAL INFORMATION

                  INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                    ISSUED BY

                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                                       AND

                     METLIFE INVESTORS USA INSURANCE COMPANY

                           PROTECTED EQUITY PORTFOLIO


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED JANUARY 1, 2006, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE US
AT: P.O. BOX 10426, DES MOINES, IOWA 50306-0426, OR CALL (888) 556-5412.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 1, 2006.


SAI-PEP

TABLE OF CONTENTS                                                           PAGE

COMPANY ..................................................................     2
EXPERTS ..................................................................     2
CUSTODIAN ................................................................     2
LEGAL MATTERS ............................................................     2
DISTRIBUTION .............................................................     2
     Reduction or Elimination of the Withdrawal Charge ...................     4
CALCULATION OF PERFORMANCE INFORMATION ...................................     4
     Total Return ........................................................     4
     Historical Unit Values ..............................................     5
     Reporting Agencies ..................................................     5
ANNUITY PROVISIONS .......................................................     5
     Variable Annuity ....................................................     5
     Fixed Annuity .......................................................     7
     Mortality and Expense Guarantee .....................................     7
     Legal or Regulatory Restrictions on Transactions ....................     7
TAX STATUS OF THE CONTRACTS ..............................................     7
FINANCIAL STATEMENTS .....................................................     9

COMPANY
MetLife Investors USA Insurance Company (MetLife Investors USA) is a stock life insurance company founded on September 13, 1960, and organized under the laws of the State of Delaware. Its principal executive offices are located at 5 Park Plaza, Suite 1900 Irvine, CA 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is a wholly-owned subsidiary of MetLife Investors Group, Inc ("MLIG"). We changed our name to MetLife Investors USA Insurance Company on February 12, 2001. On December 31, 2002, MetLife Investors USA became an indirect subsidiary of MetLife, Inc. (MetLife), a listed company on the New York Stock Exchange.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

EXPERTS
The financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

The financial statements of the sub-accounts of the Separate Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.

CUSTODIAN
MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA. 92614, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

LEGAL MATTERS
Legal matters in connection with the contracts described in this registration statement have been passed on by Richard C. Pearson, General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington, DC has provided advice on certain matters relating to the federal securities laws in connection with the Contracts.

DISTRIBUTION
Information about the distribution of the contracts is contained in the prospectus. (See "Other Information - Distribution of the Contracts.") Additional information is provided below.

The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the

Separate Account in the following amounts during the periods indicated:

                                        Aggregate Amount of
                                        Commissions Retained
                Aggregate Amount of     by Distributor After
                Commissions Paid to     Payments to Selling
Fiscal year         Distributor                Firms
-----------     -------------------     --------------------
2002            $ 90,280,308            $0
2003            $169,179,314            $0
2004            $183,550,302            $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2004 ranged from $1,804,345 to $63. The amount of commissions paid to selected selling firms during 2004 ranged from $38,687,065 to $0. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2004 ranged from $40,491, 410 to $63. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (First MetLife Investors Insurance Company, MetLife Investors Insurance Company of California and MetLife Investors Insurance Company).

In view of the fact that the contracts are newly offered, none of the amounts described herein were paid in regard to the contracts.

The following list sets forth the names of selling firms that received additional compensation in 2004 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The selling firms are listed in alphabetical order.

AFS Brokerage, Inc.
Ameritas Investment Corp.
Associated Securities Corp.
Brookstreet Securities Corporation
Centaurus Financial, Inc.
CUSO Financial Sevices, L.P.
Davenport & Company
Duerr Financial
Essex National Securities, Inc.
Ferris, Baker Watts Incorporation
FFP Securities, Inc.
First Financial Planners
Futureshare Financial
Great Southern Bank
Greenpoint Financial
Guaranty Insurance Services, Inc.
Gunn Allen Financial
Harbour Investments, Inc.
H. Beck, Inc.
Huntington Bank
IFMG Securities, Inc.
Infinex Investments, Inc.
ING
Intersecurities, Inc.
Investacorp, Inc.
Investment Planners, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC
Jefferson Pilot
LaSalle St. Securities, L.L.C.
Legg Mason Wood Walker, Incorporated
Lincoln Investment Planning
Medallion Investment Services, Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Keegan & Company, Inc.
Mutual Service Corporation
National Planning Corporation
North Island Financial
Pan-America Financial Advisors
Piper Jaffray & Company
Planning Corp. of America
PNC Investments
Prime Capital
Questar Capital
Re-Direct Securities Corp.

Scott & Stringfellow, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Sigma Financial Corporation
Standford Group
The Leaders Group
Transamerica Financial
United Planners' Financial Services of America
U.S. Bancorp Investment, Inc.
UVEST Financial Services Group, Inc.
Wallstreet Financial
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wilbanks Securities
Workman Securities
XCU Capital Corporation, Inc.

There are other broker dealers who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.

The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an account value credit.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges , the expenses for the underlying investment portfolio being advertised and any applicable account fee and withdrawal charges. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sale charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

  P (1 + T)n = ERV

Where:

  P = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of a withdrawal charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.

The Adjusted Contract Value (contract value, less any applicable premium taxes and account fee) will be applied to the applicable Annuity Table to determine the first annuity payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The dollar amount of the first variable annuity payment is determined as follows: The first variable annuity payment will be based upon the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

The dollar amount of variable annuity payments after the first payment is determined as follows:

1. the dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, unless you transfer values from the investment portfolio to another investment portfolio;

2. the fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.

ANNUITY UNIT - The initial annuity unit value for each investment portfolio of the Separate Account was set by us.

The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which offsets the assumed investment return used to develop the variable annuity tables.

(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.

(2) the fixed number of annuity units is multiplied by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

NET INVESTMENT FACTOR - The net investment factor for each investment portfolio is determined by dividing A by B and multiplying by (1-C) where:

A is    (i)     the net asset value per share of the portfolio at the end of the current business day; plus

        (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current business day.

B is the net asset value per share of the portfolio for the immediately preceding business day.

C is    (i)     the separate account product charges and for each day since the last business day. The daily charge is equal to the annual separate account product charges divided by 365; plus

        (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.

Transfers During the Annuity Phase:

..       You may not make a transfer from the fixed account to the Separate
        Account;

..       Transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units; and

..       You may make a transfer from the variable annuity option to the fixed annuity option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of annuity units representing your interest in the subaccount per annuity payment; (b) is the annuity unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the annuity date for the annuity option elected. Amounts transferred to the fixed annuity option will be applied under the annuity option elected at the attained age of the annuitant at the time of the transfer using the fixed annuity option table. If at the time of transfer, the then current fixed annuity option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and annuity unit values will be determined as of the end of the business day on which the Company receives a notice.

FIXED ANNUITY

A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.

LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.

TAX STATUS OF THE CONTRACTS
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment portfolio will satisfy these diversification requirements.


OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FINANCIAL STATEMENTS
The financial statements of the Separate Account and the Company are included herein.

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
MetLife Investors USA Insurance Company and
Contract Owners of MetLife Investors USA Separate Account A

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors USA Separate Account A (the Separate Account) of MetLife Investors USA Insurance Company as of December 31, 2004, the related statement of operations for each of the periods in the year then ended, the statements of changes in net assets for each of the periods in the two year period then ended, and the financial highlights for each of the periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors USA Separate Account A of MetLife Investors USA Insurance Company as of December 31, 2004, the results of their operations for each of the periods in the year then ended, the changes in their net assets for each of the periods in the two year period then ended, and their financial highlights for each of the periods in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

St. Louis, Missouri
March 31, 2005

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2004

Sub-account assets:
  Investments at market value:
   Met Investors Series Trust (Met Investors):
    Lord Abbett Growth & Income Portfolio                                11,662,876 shares $   320,029,313
    Lord Abbett Growth & Income Portfolio B                              24,691,604 shares     673,340,044
    Lord Abbett Bond Debenture Portfolio                                    175,193 shares       2,212,682
    Lord Abbett Bond Debenture Portfolio B                               35,385,033 shares     443,728,310
    AIM Mid Cap Core Equity Portfolio B                                   9,819,767 shares     138,065,930
    AIM Small Cap Growth Portfolio                                           34,707 shares         445,638
    AIM Small Cap Growth Portfolio B                                     17,335,531 shares     220,854,665
    Harris Oakmark International Portfolio B                             21,802,342 shares     311,119,427
    Third Avenue Small Cap Value Portfolio                                  195,026 shares       2,804,479
    Third Avenue Small Cap Value Portfolio B                             22,222,366 shares     319,335,400
    Oppenheimer Capital Appreciation Portfolio                            2,188,709 shares      18,297,606
    Oppenheimer Capital Appreciation Portfolio B                         55,691,516 shares     462,796,500
    Money Market Portfolio B                                             99,153,219 shares      99,153,219
    Janus Aggressive Growth Portfolio B                                  23,569,480 shares     178,656,657
    PIMCO Total Return Bond Portfolio                                     4,689,381 shares      53,458,949
    PIMCO Total Return Bond Portfolio B                                  38,007,386 shares     430,243,605
    PIMCO PEA Innovation Portfolio                                          155,306 shares         717,513
    PIMCO PEA Innovation Portfolio B                                     13,696,828 shares      62,731,475
    PIMCO Inflation Protected Bond Portfolio B                           34,494,380 shares     366,675,258
    T Rowe Price Mid Cap Growth Portfolio B                              25,996,859 shares     194,196,541
    MFS Research International Portfolio A                                   43,492 shares         509,731
    MFS Research International Portfolio B                               19,850,980 shares     231,859,445
    Neuberger Berman Real Estate Portfolio B                              6,630,455 shares      82,681,769
    Turner Mid-Cap Growth Portfolio B                                     5,144,412 shares      57,720,296
    Goldman Sachs Mid-Cap Value B                                         6,315,917 shares      75,475,209
    Defensive Strategy Fund of Fund B                                    10,421,242 shares     103,691,358
    Moderate Strategy Fund of Fund B                                     36,823,513 shares     372,285,715
    Balance Strategy Fund of Fund B                                     115,443,391 shares   1,190,221,359
    Growth Strategy Fund of Fund B                                       91,994,296 shares     971,459,771
    Aggressive Strategy Fund of Fund B                                   20,459,076 shares     218,707,527
   AIM Variable Insurance Funds, Inc. (AIM):
    Premier Equity Fund                                                      65,481 shares       1,394,738
    Capital Appreciation Fund                                                31,698 shares         719,218
    International Growth Fund                                                38,782 shares         766,725
    Balanced Fund                                                           110,078 shares       1,165,729
   MFS Variable Insurance Trust (MFS):
    Research Series                                                          22,795 shares         348,759
    Investors Trust Series                                                    9,383 shares         169,641
    New Discovery Series                                                     15,850 shares         235,687
   Oppenheimer Variable Account Funds (Oppenheimer):
    Main Street Growth & Income Fund                                         15,086 shares         314,388
    Bond Fund                                                                35,021 shares         402,738
    Strategic Bond Fund                                                      21,459 shares         111,803
    Main Street Small Cap Growth Fund                                        12,142 shares         194,871
    Money Fund                                                              297,947 shares         297,947
   Variable Insurance Products Fund, Fund II and Fund III (Fidelity):
    Asset Manager Portfolio                                              11,112,043 shares     165,013,843
    Growth Portfolio                                                      7,855,908 shares     251,467,598
    Contrafund Portfolio                                                 10,478,302 shares     278,932,413

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2004

Sub-account assets, continued:
  Investments at market value, continued:
   Variable Insurance Products Fund, Fund II and Fund III (Fidelity) (Cont'd):
    Overseas Portfolio                                                              642,018 shares $    11,248,151
    Equity-Income Portfolio                                                         931,763 shares      23,638,817
    Index 500 Portfolio                                                           1,140,142 shares     157,054,492
    Money Market Portfolio                                                       29,307,345 shares      29,307,345
   Scudder I Variable Series I (Scudder I):
    International Portfolio                                                       2,523,704 shares      23,975,184
   Metropolitan Life Series (MetLife):
    FI Mid Cap Portfolio                                                            204,207 shares       3,336,741
    Russell 2000 Index Portfolio                                                    439,311 shares       6,154,751
    FI International Stock                                                           43,536 shares         500,667
    Putnam Voyager Portfolio                                                         84,010 shares         398,209
    Stock Index Portfolio                                                         2,425,892 shares      78,283,527
    Stock Index Portfolio B                                                       6,715,916 shares     211,685,670
    SSR Large Cap Growth                                                             14,919 shares         303,907
    SSR Aurora Portfolio                                                            478,776 shares       9,178,131
    SSR Bond Income Portfolio                                                        17,416 shares       1,980,546
    SSR Large Cap Value Portfolio                                                    50,226 shares         607,734
    Lehman Brothers Aggregate Bond Index                                            208,938 shares       2,302,498
    Harris Oakmark Large Cap Value Fund                                             332,638 shares       4,447,364
    Morgan Stanley EAFE Index                                                       344,545 shares       4,010,502
    MFS Total Return Series                                                          27,991 shares       4,141,052
    Mid Cap Stock Index                                                             352,812 shares       4,837,054
    Davis Venture Value Fund                                                         91,510 shares       2,583,328
    Davis Venture Value Fund E                                                   22,682,346 shares     637,147,092
    Harris Oakmark Focused Value Fund                                                50,472 shares      12,308,699
    Harris Oakmark Focused Value Fund B                                           1,719,136 shares     412,523,790
    Jennison Growth Portfolio B                                                  21,091,976 shares     229,058,863
    SSR Money Market                                                                    429 shares          42,787
    T Rowe Price Small Cap Growth                                                    30,733 shares         418,893
   VanKampen LIT Funds (VanKampen):
    Emerging Growth Fund                                                             17,694 shares         460,401
    Enterprise Fund                                                                  11,840 shares         161,022
    Growth & Income Fund                                                             16,144 shares         311,904
   Federated Investors Insurance Company (Federated):
    Equity Income Fund II                                                             7,037 shares          94,430
    High Income Bond Fund II                                                         22,711 shares         186,227
    Growth Strategic Fund II                                                          8,982 shares         188,806
   Neuberger Berman (Neuberger):
    Genesis Trust                                                                       329 shares          14,030
   The Alger American Fund (Alger):
    Small Capitalization Fund                                                     3,121,686 shares      63,245,357
   T Rowe Price Funds (T Rowe):
    Growth Fund                                                                     414,292 shares      11,049,157
    International Stock Fund                                                         84,627 shares       1,094,227
    Prime Reserve Fund                                                            1,149,982 shares       1,149,982
   Janus Capital Funds Corp. (Janus):
    Aspen Worldwide Growth                                                              347 shares           9,304
   American Funds Corp. (American):
    Global Small Capitalization Fund                                                325,811 shares       5,545,295
    Growth Fund                                                                     336,590 shares      17,199,760
    Growth & Income Fund                                                            372,474 shares      13,647,442
                                                                                                   ---------------
      Total assets                                                                                 $10,290,844,627
                                                                                                   ===============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2004

 Sub-account liabilities:
   Due to/(from) general account, net:
    Met Investors Lord Abbett Growth & Income Portfolio        $       204,159
    Met Investors Lord Abbett Growth & Income Portfolio B                   (2)
    Met Investors Lord Abbett Bond Debenture Portfolio                   1,186
    Met Investors AIM Mid Cap Core Equity Portfolio B                       40
    Met Investors AIM Small Cap Growth Portfolio                           335
    Met Investors AIM Small Cap Growth Portfolio B                           1
    Met Investors Harris Oakmark International Portfolio B                   1
    Met Investors Third Avenue Small Cap Value Portfolio                 2,067
    Met Investors Oppenheimer Capital Appreciation Portfolio               256
    Met Investors Money Market Portfolio B                                  33
    Met Investors Janus Aggressive Growth Portfolio B                       23
    Met Investors PIMCO Total Return Bond Portfolio                    (19,259)
    Met Investors PIMCO PEA Innovation Portfolio                           550
    Met Investors PIMCO PEA Innovation Portfolio B                          21
    Met Investors PIMCO Inflation Protected Bond Portfolio B                32
    Met Investors T Rowe Price Mid Cap Growth Portfolio B                   48
    Met Investors MFS Research International Portfolio A                   354
    Met Investors Neuberger Berman Real Estate Portfolio B                  25
    Met Investors Turner Mid-Cap Growth Portfolio B                         30
    Met Investors Goldman Sachs Mid-Cap Value B                             36
    Met Investors Defensive Strategy Fund of Fund B                         18
    Met Investors Moderate Strategy Fund of Fund B                          34
    Met Investors Balance Strategy Fund of Fund B                           20
    Met Investors Growth Strategy Fund of Fund B                             1
    AIM Premier Equity Fund                                                  1
    AIM Capital Appreciation Fund                                            1
    AIM International Growth Fund                                            1
    MFS Research Series                                                     (1)
    MFS Investors Trust Series                                               1
    Oppenheimer Money Fund                                                (173)
    Fidelity Asset Manager Portfolio                                   112,593
    Fidelity Growth Portfolio                                          165,397
    Fidelity Contrafund Portfolio                                      193,175
    Fidelity Overseas Portfolio                                            896
    Fidelity Equity-Income Portfolio                                        (1)
    Fidelity Index 500 Portfolio                                       132,528
    Fidelity Money Market Portfolio                                     18,807
    Scudder I International Portfolio                                   18,218
    MetLife FI Mid Cap Portfolio                                         2,021
    MetLife Russell 2000 Index Portfolio                                 3,856
    MetLife Met/Putnam Voyager Portfolio A                                   1
    MetLife Stock Index Portfolio                                       33,306
    MetLife Stock Index Portfolio B                                         (1)
    MetLife SSR Large Cap Growth                                           229
    MetLife SSR Aurora Portfolio                                         6,944
    MetLife SSR Bond Income Portfolio                                    1,490
    MetLife SSR Large Cap Value Portfolio                                  444
    MetLife Lehman Brothers Aggregate Bond Index                         1,740

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2004

Sub-account liabilities, continued:
  Due to/(from) general account, net continued:
   MetLife Harris Oakmark Large Cap Value Fund                  $         3,334
   MetLife Morgan Stanley EAFE Index                                      3,009
   MetLife MFS Total Return Series                                       (1,286)
   MetLife Mid Cap Stock Index                                            3,577
   MetLife Davis Venture Value Fund                                       1,950
   MetLife Harris Oakmark Focused Value Fund                              9,327
   MetLife Harris Oakmark Focused Value Fund B                                7
   MetLife Jennison Growth Portfolio B                                       49
   MetLife SSR Money Market                                                 (80)
   MetLife T Rowe Price Small Cap Growth                                    160
   Van Kampen Enterprise Fund                                                 1
   Van Kampen Growth & Income Fund                                           (1)
   Neuberger Genesis Trust                                                    5
   Alger Small Capitalization Fund                                       42,898
   T Rowe Growth Fund                                                     6,079
   T Rowe International Stock Fund                                          553
   T Rowe Prime Reserve Fund                                                654
   Janus Aspen Worldwide Growth                                               8
   American Global Small Capitalization Fund                              4,151
   American Growth Fund                                                  13,080
   American Growth & Income Fund                                         10,670
                                                                ---------------
      Total liabilities                                         $       979,627
                                                                ===============

Sub-account net assets:
  Accumulation units:
   Met Investors Lord Abbett Growth & Income Portfolio          $   319,825,154
   Met Investors Lord Abbett Growth & Income Portfolio B            672,959,567
   Met Investors Lord Abbett Bond Debenture Portfolio                 2,211,496
   Met Investors Lord Abbett Bond Debenture Portfolio B             443,564,519
   Met Investors AIM Mid Cap Core Equity Portfolio B                138,057,739
   Met Investors AIM Small Cap Growth Portfolio                         445,303
   Met Investors AIM Small Cap Growth Portfolio B                   220,845,063
   Met Investors Harris Oakmark International Portfolio B           311,116,890
   Met Investors Third Avenue Small Cap Value Portfolio               2,802,412
   Met Investors Third Avenue Small Cap Value Portfolio B           319,313,181
   Met Investors Oppenheimer Capital Appreciation Portfolio          18,297,350
   Met Investors Oppenheimer Capital Appreciation Portfolio B       462,671,824
   Met Investors Money Market Portfolio B                            99,013,931
   Met Investors Janus Aggressive Growth Portfolio B                178,578,254
   Met Investors PIMCO Total Return Bond Portfolio                   53,478,208
   Met Investors PIMCO Total Return Bond Portfolio B                429,725,318
   Met Investors PIMCO PEA Innovation Portfolio                         716,963
   Met Investors PIMCO PEA Innovation Portfolio B                    62,731,454
   Met Investors PIMCO Inflation Protected Bond Portfolio B         366,650,314
   Met Investors T Rowe Price Mid Cap Growth Portfolio B            194,170,554

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2004

  Sub-account net assets, continued:
    Accumulation units, continued:
     Met Investors MFS Research International Portfolio A     $       509,377
     Met Investors MFS Research International Portfolio B         231,814,586
     Met Investors Neuberger Berman Real Estate Portfolio B        82,680,585
     Met Investors Turner Mid-Cap Growth Portfolio B               57,720,266
     Met Investors Goldman Sachs Mid-Cap Value B                   75,474,640
     Met Investors Defensive Strategy Fund of Fund B              103,691,340
     Met Investors Moderate Strategy Fund of Fund B               372,285,681
     Met Investors Balance Strategy Fund of Fund B              1,190,221,339
     Met Investors Growth Strategy Fund of Fund B                 971,459,770
     Met Investors Aggressive Strategy Fund of Fund B             218,707,527
     AIM Premier Equity Fund                                        1,394,737
     AIM Capital Appreciation Fund                                    719,217
     AIM International Growth Fund                                    766,724
     AIM Balanced Fund                                              1,165,729
     MFS Research Series                                              348,760
     MFS Investors Trust Series                                       169,640
     MFS New Discovery Series                                         235,687
     Oppenheimer Main Street Growth & Income Fund                     314,388
     Oppenheimer Bond Fund                                            402,738
     Oppenheimer Strategic Bond Fund                                  111,803
     Oppenheimer Main Street Small Cap Growth Fund                    194,871
     Oppenheimer Money Fund                                           298,120
     Fidelity Asset Manager Portfolio                             164,901,250
     Fidelity Growth Portfolio                                    251,302,201
     Fidelity Contrafund Portfolio                                278,739,238
     Fidelity Overseas Portfolio                                   11,247,255
     Fidelity Equity-Income Portfolio                              23,638,818
     Fidelity Index 500 Portfolio                                 156,921,964
     Fidelity Money Market Portfolio                               29,288,538
     Scudder I International Portfolio                             23,956,966
     MetLife FI Mid Cap Portfolio                                   3,334,720
     MetLife Russell 2000 Index Portfolio                           6,150,895
     MetLife FI International Stock                                   500,667
     MetLife Met/Putnam Voyager Portfolio                             398,208
     MetLife Stock Index Portfolio                                 78,250,221
     MetLife Stock Index Portfolio B                              211,660,563
     MetLife SSR Large Cap Growth                                     303,678
     MetLife SSR Aurora Portfolio                                   9,171,187
     MetLife SSR Bond Income Portfolio                              1,979,056
     MetLife SSR Large Cap Value Portfolio                            607,290
     MetLife Lehman Brothers Aggregate Bond Index                   2,300,758
     MetLife Harris Oakmark Large Cap Value Fund                    4,444,030
     MetLife Morgan Stanley EAFE Index                              4,007,493
     MetLife MFS Total Return Series                                4,142,338
     MetLife Mid Cap Stock Index                                    4,833,477
     MetLife Davis Venture Value Fund                               2,581,378
     MetLife Davis Venture Value Fund E                           636,930,615
     MetLife Harris Oakmark Focused Value Fund                     12,299,372

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2004

Sub-account net assets, continued:
  Accumulation units, continued:
   MetLife Harris Oakmark Focused Value Fund B                  $   412,298,831
   MetLife Jennison Growth Portfolio B                              229,050,652
   MetLife SSR Money Market                                              42,867
   MetLife T Rowe Price Small Cap Growth                                418,733
   Van Kampen Emerging Growth Fund                                      460,401
   Van Kampen Enterprise Fund                                           161,021
   Van Kampen Growth & Income Fund                                      311,905
   Federated Equity Income Fund II                                       94,430
   Federated High Income Bond Fund II                                   186,227
   Federated Growth Strategic Fund II                                   188,806
   Neuberger Genesis Trust                                               14,025
   Alger Small Capitalization Fund                                   63,202,459
   T Rowe Growth Fund                                                11,043,078
   T Rowe International Stock Fund                                    1,093,674
   T Rowe Prime Reserve Fund                                          1,149,328
   Janus Aspen Worldwide Growth                                           9,296
   American Global Small Capitalization Fund                          5,541,144
   American Growth Fund                                              17,186,680
   American Growth & Income Fund                                     13,636,772
                                                                ---------------
    Net Accumulation Assets                                     $10,287,845,524
                                                                ---------------

Sub-account net assets:
  Annuitization units:
   Met Investors Lord Abbett Growth & Income Portfolio B        $       380,479
   Met Investors Lord Abbett Bond Debenture Portfolio B                 163,791
   Met Investors AIM Mid Cap Core Equity Portfolio B                      8,151
   Met Investors AIM Small Cap Growth Portfolio B                         9,601
   Met Investors Harris Oakmark International Portfolio B                 2,536
   Met Investors Third Avenue Small Cap Value Portfolio B                22,219
   Met Investors Oppenheimer Capital Appreciation Portfolio B           124,676
   Met Investors Money Market Portfolio B                               139,255
   Met Investors Janus Aggressive Growth Portfolio B                     78,380
   Met Investors PIMCO Total Return Bond Portfolio B                    518,287
   Met Investors PIMCO Inflation Protected Bond Portfolio B              24,912
   Met Investors T Rowe Price Mid Cap Growth Portfolio B                 25,939
   Met Investors MFS Research International Portfolio B                  44,859
   Met Investors Neuberger Berman Real Estate Portfolio B                 1,159
   Met Investors Goldman Sachs Mid-Cap Value Portfolio B                    533
   MetLife Stock Index Portfolio B                                       25,108
   MetLife Davis Venture Value Fund E                                   216,477
   MetLife Harris Oakmark Focused Value Fund B                          224,952
   MetLife Jennison Growth Portfolio B                                    8,162
                                                                ---------------
    Net Annuitization Assets                                    $     2,019,476
                                                                ---------------
      Total net assets                                          $10,289,865,000
                                                                ===============

See accompanying notes to financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                                                                Met Investors
                                                  -----------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett      Lord Abbett     JP Morgan
                                                      Growth         Growth          Bond             Bond          Quality
                                                     & Income       & Income       Debenture        Debenture        Bond
                                                     Portfolio     Portfolio B     Portfolio       Portfolio B   Portfolio (a)
                                                  --------------  -------------  -------------    -------------  -------------
Income:
  Dividends                                       $    1,446,795      2,310,434         71,548       14,306,650      2,223,540
                                                  --------------  -------------  -------------    -------------  -------------
Expenses:
  Mortality and expense risk                           3,902,857     11,097,739         20,153        8,212,675        368,840
  Administrative fee                                      74,151      1,958,359            773        1,446,506         13,711
                                                  --------------  -------------  -------------    -------------  -------------
    Total expenses                                     3,977,008     13,056,098         20,926        9,659,181        382,551
                                                  --------------  -------------  -------------    -------------  -------------
    Net investment income (loss)                      (2,530,213)   (10,745,664)        50,622        4,647,469      1,840,989
                                                  --------------  -------------  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (258,789)    67,526,358         17,613       38,584,694       (906,141)
  Realized gain distributions                                  -              -              -                -        629,029
                                                  --------------  -------------  -------------    -------------  -------------
    Net realized gain (loss)                            (258,789)    67,526,358         17,613       38,584,694       (277,112)
                                                  --------------  -------------  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)      35,854,914     25,862,520         48,724       (9,759,808)      (743,674)
                                                  --------------  -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $   33,065,912     82,643,214        116,959       33,472,355        820,203
                                                  ==============  =============  =============    =============  =============

                                                  ---------------------------

                                                   Met/Putnam      Met/Putnam
                                                    Research        Research
                                                  Portfolio (a)  Portfolio B (a)
                                                  -------------  ---------------
Income:
  Dividends                                             170,797         526,763
                                                  -------------   -------------
Expenses:
  Mortality and expense risk                            186,866         892,300
  Administrative fee                                     29,828         157,391
                                                  -------------   -------------
    Total expenses                                      216,694       1,049,691
                                                  -------------   -------------
    Net investment income (loss)                        (45,897)       (522,928)
                                                  -------------   -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares         1,622,730       8,997,703
  Realized gain distributions                                 -               -
                                                  -------------   -------------
    Net realized gain (loss)                          1,622,730       8,997,703
                                                  -------------   -------------
Change in unrealized appreciation (depreciation)     (1,276,614)     (7,997,493)
                                                  -------------   -------------
    Net increase (decrease) in net assets from
     operations                                         300,219         477,282
                                                  =============   =============

(a) For the period from January 1, 2004 to November 19, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004


                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                        AIM            AIM            AIM          Harris      Third Avenue
                                                      Mid Cap       Small Cap      Small Cap       Oakmark      Small Cap
                                                    Core Equity      Growth         Growth      International     Value
                                                    Portfolio B     Portfolio     Portfolio B    Portfolio B    Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $            -              -              -              -         43,806
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                           2,298,108          5,275      3,391,643      4,834,280         18,944
  Administrative fee                                     404,640              -        597,997        850,796              -
                                                  --------------  -------------  -------------  -------------  -------------
    Total expenses                                     2,702,748          5,275      3,989,640      5,685,076         18,944
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                      (2,702,748)        (5,275)    (3,989,640)    (5,685,076)        24,862
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares         15,976,683         10,529     21,807,555     52,686,338         31,330
  Realized gain distributions                                  -              -              -              -         22,334
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                          15,976,683         10,529     21,807,555     52,686,338         53,664
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)       4,388,840         12,723       (278,818)    19,269,650        277,825
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $   17,662,775         17,977     17,539,097     66,270,912        356,351
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                   Third Avenue   Oppenheimer
                                                    Small Cap       Capital
                                                      Value      Appreciation
                                                   Portfolio B   Portfolio (b)
                                                  -------------  -------------
Income:
  Dividends                                           4,392,673              6
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                          4,772,734         23,056
  Administrative fee                                    840,646          3,236
                                                  -------------  -------------
    Total expenses                                    5,613,380         26,292
                                                  -------------  -------------
    Net investment income (loss)                     (1,220,707)       (26,286)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares        45,561,520          9,440
  Realized gain distributions                         2,668,818              6
                                                  -------------  -------------
    Net realized gain (loss)                         48,230,338          9,446
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)     27,715,455        590,950
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                      74,725,086        574,110
                                                  =============  =============

(b) For the period from May 3, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                                                                Met Investors
                                                  ---------------------------------------------------------------------------
                                                   Oppenheimer                       Janus          PIMCO          PIMCO
                                                     Capital          Money       Aggressive     Total Return   Total Return
                                                   Appreciation      Market         Growth           Bond           Bond
                                                   Portfolio B     Portfolio B    Portfolio B     Portfolio     Portfolio B
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $   16,239,345        828,878              -      1,512,446     36,660,774
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                           7,216,282      1,875,051      3,291,686        314,841      7,416,362
  Administrative fee                                   1,274,047        331,155        577,516         31,215      1,316,837
                                                  --------------  -------------  -------------  -------------  -------------
    Total expenses                                     8,490,329      2,206,206      3,869,202        346,056      8,733,199
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                       7,749,016     (1,377,328)    (3,869,202)     1,166,390     27,927,575
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares         27,309,552              -     19,824,763        495,278      2,201,587
  Realized gain distributions                         17,860,969              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                          45,170,521              -     19,824,763        495,278      2,201,587
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)     (30,034,891)             -       (905,303)      (639,625)   (15,690,290)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $   22,884,646     (1,377,328)    15,050,258      1,022,043     14,438,872
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------

                                                    PIMCO PEA      PIMCO PEA
                                                    Innovation    Innovation
                                                    Portfolio     Portfolio B
                                                  -------------  -------------
Income:
  Dividends                                                 538         48,927
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                              9,392        931,260
  Administrative fee                                          -        162,049
                                                  -------------  -------------
    Total expenses                                        9,392      1,093,309
                                                  -------------  -------------
    Net investment income (loss)                         (8,854)    (1,044,382)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            39,734      1,930,754
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             39,734      1,930,754
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (96,425)    (2,370,714)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (65,545)    (1,484,342)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004


                                                                                                 Met Investors
                                                  ----------------------------------------------------------------------------
                                                      PIMCO         T Rowe            MFS            MFS          Neuberger
                                                    Inflation    Price Mid Cap     Research       Research         Berman
                                                  Protected Bond    Growth       International  International    Real Estate
                                                   Portfolio B    Portfolio B   Portfolio A (b)  Portfolio B   Portfolio B (b)
                                                  -------------- -------------  --------------- -------------  ---------------
Income:
  Dividends                                       $   19,603,008             -           1,053        501,417       3,168,799
                                                  -------------- -------------   -------------  -------------   -------------
Expenses:
  Mortality and expense risk                           6,273,268     2,992,612             843      3,262,128         944,657
  Administrative fee                                   1,101,194       529,987               -        578,130         167,290
                                                  -------------- -------------   -------------  -------------   -------------
    Total expenses                                     7,374,462     3,522,599             843      3,840,258       1,111,947
                                                  -------------- -------------   -------------  -------------   -------------
    Net investment income (loss)                      12,228,546    (3,522,599)            210     (3,338,841)      2,056,852
                                                  -------------- -------------   -------------  -------------   -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares         18,343,529    18,616,632             697     36,350,149      13,291,676
  Realized gain distributions                             23,720             -               -              -               -
                                                  -------------- -------------   -------------  -------------   -------------
    Net realized gain (loss)                          18,367,249    18,616,632             697     36,350,149      13,291,676
                                                  -------------- -------------   -------------  -------------   -------------
Change in unrealized appreciation (depreciation)         854,458    11,556,771          38,520     17,372,956      14,778,994
                                                  -------------- -------------   -------------  -------------   -------------
    Net increase (decrease) in net assets from
     operations                                   $   31,450,253    26,650,804          39,427     50,384,264      30,127,522
                                                  ============== =============   =============  =============   =============

                                                  ------------------------------
                                                      Turner         Goldman
                                                      Mid-Cap         Sachs
                                                      Growth         Mid-Cap
                                                  Portfolio B (b)  Value B (b)
                                                  --------------- -------------
Income:
  Dividends                                                    -        867,080
                                                   -------------  -------------
Expenses:
  Mortality and expense risk                             714,902        855,190
  Administrative fee                                     126,104        150,927
                                                   -------------  -------------
    Total expenses                                       841,006      1,006,117
                                                   -------------  -------------
    Net investment income (loss)                        (841,006)      (139,037)
                                                   -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          5,309,182      8,797,585
  Realized gain distributions                                  -              -
                                                   -------------  -------------
    Net realized gain (loss)                           5,309,182      8,797,585
                                                   -------------  -------------
Change in unrealized appreciation (depreciation)       7,666,573     11,000,598
                                                   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                       12,134,749     19,659,146
                                                   =============  =============

(b) For the period from May 3, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                                               Met Investors
                                                  -----------------------------------------------------------------------
                                                    Defensive       Moderate      Balance        Growth      Aggressive
                                                     Strategy       Strategy      Strategy      Strategy      Strategy
                                                     Fund of        Fund of       Fund of       Fund of       Fund of
                                                    Fund B (c)     Fund B (c)    Fund B (c)    Fund B (c)    Fund B (c)
                                                  --------------  ------------- ------------- ------------- -------------
Income:
  Dividends                                       $    1,774,039      4,983,265    11,767,405     6,053,893       480,928
                                                  --------------  ------------- ------------- ------------- -------------
Expenses:
  Mortality and expense risk                             107,302        359,311     1,117,118       914,826       199,538
  Administrative fee                                      18,781         63,640       198,279       162,965        35,611
                                                  --------------  ------------- ------------- ------------- -------------
    Total expenses                                       126,083        422,951     1,315,397     1,077,791       235,149
                                                  --------------  ------------- ------------- ------------- -------------
    Net investment income (loss)                       1,647,956      4,560,314    10,452,008     4,976,102       245,779
                                                  --------------  ------------- ------------- ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -             -             -             -
  Realized gain distributions                                  -              -             -             -             -
                                                  --------------  ------------- ------------- ------------- -------------
    Net realized gain (loss)                                   -              -             -             -             -
                                                  --------------  ------------- ------------- ------------- -------------
Change in unrealized appreciation (depreciation)        (294,057)       895,904    10,765,002    15,698,765     4,595,051
                                                  --------------  ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $    1,353,899      5,456,218    21,217,010    20,674,867     4,840,830
                                                  ==============  ============= ============= ============= =============

                                                               AIM
                                                  ----------------------------

                                                                    Capital
                                                     Premier      Appreciation
                                                   Equity Fund        Fund
                                                  -------------  -------------
Income:
  Dividends                                               6,319              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                             17,572          9,101
  Administrative fee                                      2,343          1,212
                                                  -------------  -------------
    Total expenses                                       19,915         10,313
                                                  -------------  -------------
    Net investment income (loss)                        (13,596)       (10,313)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (87,947)       (41,575)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                            (87,947)       (41,575)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        154,810         85,483
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          53,267         33,595
                                                  =============  =============

(c) For the period from November 22, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004


                                                               AIM                                   MFS
                                                  -----------------------------  -------------------------------------------


                                                   International     Balanced       Research      Investors    New Discovery
                                                    Growth Fund        Fund          Series      Trust Series     Series
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $        4,474         16,384          4,100          1,164              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                               8,734         14,627          4,468          2,170          3,491
  Administrative fee                                       1,150          1,934            594            291            471
                                                  --------------  -------------  -------------  -------------  -------------
    Total expenses                                         9,884         16,561          5,062          2,461          3,962
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                          (5,410)          (177)          (962)        (1,297)        (3,962)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (17,714)       (17,498)       (20,397)        (3,433)       (13,231)
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                             (17,714)       (17,498)       (20,397)        (3,433)       (13,231)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         163,836         83,501         65,099         20,319         23,863
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      140,712         65,826         43,740         15,589          6,670
                                                  ==============  =============  =============  =============  =============

                                                          Oppenheimer
                                                  ----------------------------
                                                      Main
                                                     Street
                                                    Growth &         Bond
                                                   Income Fund       Fund
                                                  -------------  -------------
Income:
  Dividends                                              14,392         20,499
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                              7,932          5,175
  Administrative fee                                      1,400            689
                                                  -------------  -------------
    Total expenses                                        9,332          5,864
                                                  -------------  -------------
    Net investment income (loss)                          5,060         14,635
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (137,123)           448
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                           (137,123)           448
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        149,472            222
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          17,409         15,305
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                                   Oppenheimer
                                                  --------------------------------------------  --------------
                                                                   Main Street
                                                     Strategic        Small                         Asset
                                                       Bond            Cap           Money         Manager
                                                       Fund        Growth Fund       Fund         Portfolio
                                                  --------------  -------------  -------------  -------------
Income:
  Dividends                                       $       12,823              -          3,013      4,642,528
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                               1,754          2,305          4,218      2,253,600
  Administrative fee                                         270            303            598         44,523
                                                  --------------  -------------  -------------  -------------
    Total expenses                                         2,024          2,608          4,816      2,298,123
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                          10,799         (2,608)        (1,803)     2,344,405
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              7,839          3,590              -     (2,087,213)
  Realized gain distributions                                  -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                               7,839          3,590              -     (2,087,213)
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (11,242)        28,777              -      6,220,678
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        7,396         29,759         (1,803)     6,477,870
                                                  ==============  =============  =============  =============

                                                             Fidelity
                                                  --------------------------------------------


                                                     Growth        Contrafund     Overseas
                                                    Portfolio      Portfolio      Portfolio
                                                  -------------  -------------  -------------
Income:
  Dividends                                             688,215        862,469        140,133
                                                  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                          3,402,732      3,468,695        129,261
  Administrative fee                                     68,220         48,053         17,181
                                                  -------------  -------------  -------------
    Total expenses                                    3,470,952      3,516,748        146,442
                                                  -------------  -------------  -------------
    Net investment income (loss)                     (2,782,737)    (2,654,279)        (6,309)
                                                  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares        (7,634,812)     1,744,097       (548,352)
  Realized gain distributions                                 -              -              -
                                                  -------------  -------------  -------------
    Net realized gain (loss)                         (7,634,812)     1,744,097       (548,352)
                                                  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)     14,833,445     35,062,867      1,804,993
                                                  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                       4,415,896     34,152,685      1,250,332
                                                  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                                    Fidelity                     Scudder I
                                                  -------------------------------------------  -------------  --------------
                                                     Equity-                                                       FI
                                                     Income        Index 500     Money Market  International     Midcap
                                                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  -------------- -------------  -------------  -------------  -------------
Income:
  Dividends                                       $      387,838     2,123,291        340,683        280,742         15,696
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                             299,498     2,137,771        368,745        295,825         27,607
  Administrative fee                                      39,880            21          8,889            696          1,531
                                                  -------------- -------------  -------------  -------------  -------------
    Total expenses                                       339,378     2,137,792        377,634        296,521         29,138
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                          48,460       (14,501)       (36,951)       (15,779)       (13,442)
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             65,049       205,474              -       (774,822)       (68,076)
  Realized gain distributions                             92,650             -              -              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                             157,699       205,474              -       (774,822)       (68,076)
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)       2,010,741    13,352,761              -      3,899,643        499,735
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $    2,216,900    13,543,734        (36,951)     3,109,042        418,217
                                                  ============== =============  =============  =============  =============

                                                      MetLife
                                                  -----------------------------
                                                   Russell 2000       FI
                                                      Index      International
                                                    Portfolio        Stock
                                                  -------------  -------------
Income:
  Dividends                                              13,529          5,228
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                             55,026          5,202
  Administrative fee                                      1,116            682
                                                  -------------  -------------
    Total expenses                                       56,142          5,884
                                                  -------------  -------------
    Net investment income (loss)                        (42,613)          (656)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           225,310          2,062
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                            225,310          2,062
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        379,609         65,240
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         562,306         66,646
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                                                                  MetLife
                                                  ---------------------------------------------------------------------------

                                                    Met/Putnam                                       SSR            SSR
                                                      Voyager      Stock Index    Stock Index     Large Cap       Aurora
                                                    Portfolio A     Portfolio     Portfolio B      Growth        Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $          453        638,116      1,245,872              -              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                               5,015        915,907      2,423,598          3,004         82,254
  Administrative fee                                         664         56,720        435,291              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Total expenses                                         5,679        972,627      2,858,889          3,004         82,254
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                          (5,226)      (334,511)    (1,613,017)        (3,004)       (82,254)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (29,279)       924,563        918,964         12,572        150,224
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                             (29,279)       924,563        918,964         12,572        150,224
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          49,249      5,858,151     16,307,278          9,341        891,729
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       14,744      6,448,203     15,613,225         18,909        959,699
                                                  ==============  =============  =============  =============  =============

                                                  ----------------------------
                                                                     SSR
                                                       SSR        Large Cap
                                                   Bond Income      Value
                                                    Portfolio     Portfolio
                                                  ------------- -------------
Income:
  Dividends                                              42,162             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                             17,592         5,438
  Administrative fee                                          -             -
                                                  ------------- -------------
    Total expenses                                       17,592         5,438
                                                  ------------- -------------
    Net investment income (loss)                         24,570        (5,438)
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               172         6,868
  Realized gain distributions                            17,602             -
                                                  ------------- -------------
    Net realized gain (loss)                             17,774         6,868
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)          5,035        51,558
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                          47,379        52,988
                                                  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004


                                                                                                    MetLife
                                                  -----------------------------------------------------------------------------
                                                      Lehman
                                                     Brothers                      Harris Oakmark Morgan Stanley      MFS
                                                    Aggregate       FI Mid Cap       Large Cap         EAFE       Total Return
                                                    Bond Index   Opportunities (d)   Value Fund       Index          Series
                                                  -------------- ----------------- -------------- -------------- -------------
Income:
  Dividends                                       $       40,740          80,142          13,906         13,466         47,068
                                                  --------------   -------------   -------------  -------------  -------------
Expenses:
  Mortality and expense risk                              20,380           4,659          42,391         30,300         22,102
  Administrative fee                                           -               -               -              -             51
                                                  --------------   -------------   -------------  -------------  -------------
    Total expenses                                        20,380           4,659          42,391         30,300         22,153
                                                  --------------   -------------   -------------  -------------  -------------
    Net investment income (loss)                          20,360          75,483         (28,485)       (16,834)        24,915
                                                  --------------   -------------   -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              1,913         (26,828)         24,268         25,162        (21,369)
  Realized gain distributions                                  -               -               -              -          8,075
                                                  --------------   -------------   -------------  -------------  -------------
    Net realized gain (loss)                               1,913         (26,828)         24,268         25,162        (13,294)
                                                  --------------   -------------   -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          18,540         (88,530)        347,478        508,973        188,277
                                                  --------------   -------------   -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       40,813         (39,875)        343,261        517,301        199,898
                                                  ==============   =============   =============  =============  =============

                                                  -----------------------------

                                                       Mid             Davis
                                                    Cap Stock         Venture
                                                      Index          Value Fund
                                                  -------------    -------------
Income:
  Dividends                                              11,804            8,731
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                             39,839           21,631
  Administrative fee                                          -                -
                                                  -------------    -------------
    Total expenses                                       39,839           21,631
                                                  -------------    -------------
    Net investment income (loss)                        (28,035)         (12,900)
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            17,649           26,062
  Realized gain distributions                             6,099                -
                                                  -------------    -------------
    Net realized gain (loss)                             23,748           26,062
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)        502,987          185,516
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                         498,700          198,678
                                                  =============    =============

(d) For the period from January 1, 2004 to May 1, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004


                                                                                           MetLife
                                                  -----------------------------------------------------------------------------
                                                      Davis           Harris         Harris
                                                     Venture         Oakmark        Oakmark       Jennison            SSR
                                                      Value          Focused        Focused        Growth            Money
                                                   Value Fund E     Value Fund    Value Fund B   Portfolio B       Market (b)
                                                  --------------  -------------  -------------  -------------    -------------
Income:
  Dividends                                       $    2,832,116          2,896              -         24,872              420
                                                  --------------  -------------  -------------  -------------    -------------
Expenses:
  Mortality and expense risk                           9,376,747        110,196      6,621,337      3,882,077              656
  Administrative fee                                   1,659,438              -      1,168,635        682,998               60
                                                  --------------  -------------  -------------  -------------    -------------
    Total expenses                                    11,036,185        110,196      7,789,972      4,565,075              716
                                                  --------------  -------------  -------------  -------------    -------------
    Net investment income (loss)                      (8,204,069)      (107,300)    (7,789,972)    (4,540,203)            (296)
                                                  --------------  -------------  -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares         62,228,122         30,887     39,323,227     24,712,282                -
  Realized gain distributions                                  -         72,509      5,485,541              -                -
                                                  --------------  -------------  -------------  -------------    -------------
    Net realized gain (loss)                          62,228,122        103,396     44,808,768     24,712,282                -
                                                  --------------  -------------  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)      19,965,602        892,834     (4,829,272)     2,377,607                -
                                                  --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $   73,989,655        888,930     32,189,524     22,549,686             (296)
                                                  ==============  =============  =============  =============    =============

                                                                  Van Kampen
                                                  ------------   -------------
                                                      T Rowe
                                                      Price
                                                    Small Cap      Emerging
                                                    Growth (b)    Growth Fund
                                                  -------------  -------------
Income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                              1,440          5,919
  Administrative fee                                         45            788
                                                  -------------  -------------
    Total expenses                                        1,485          6,707
                                                  -------------  -------------
    Net investment income (loss)                         (1,485)        (6,707)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (4,315)       (34,248)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             (4,315)       (34,248)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         39,931         63,504
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          34,131         22,549
                                                  =============  =============

(b) For the period from May 3, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                            Van Kampen                                    Federated
                                                  -----------------------------  --------------------------------------------
                                                                                    Equity           High        American
                                                    Enterprise      Growth &        Income          Income        Leaders
                                                       Fund        Income Fund      Fund II      Bond Fund II   Fund II (d)
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $          648          3,115          6,473         18,632          9,033
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                               1,994          3,825          1,826          2,555          1,899
  Administrative fee                                         265            507            305            358            415
                                                  --------------  -------------  -------------  -------------  -------------
    Total expenses                                         2,259          4,332          2,131          2,913          2,314
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                          (1,611)        (1,217)         4,342         15,719          6,719
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (7,096)         7,607        (19,256)        (2,656)         3,680
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              (7,096)         7,607        (19,256)        (2,656)         3,680
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          12,323         29,963         24,295          4,126        (16,459)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        3,616         36,353          9,381         17,189         (6,060)
                                                  ==============  =============  =============  =============  =============

                                                                   Neuberger
                                                  -------------- -------------
                                                     Growth
                                                    Strategic       Genesis
                                                     Fund II         Trust
                                                  -------------  -------------
Income:
  Dividends                                                   -             25
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                              2,341            147
  Administrative fee                                        311              -
                                                  -------------  -------------
    Total expenses                                        2,652            147
                                                  -------------  -------------
    Net investment income (loss)                         (2,652)          (122)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (21,009)         1,982
  Realized gain distributions                                 -            378
                                                  -------------  -------------
    Net realized gain (loss)                            (21,009)         2,360
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         48,422             72
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          24,761          2,310
                                                  =============  =============

(d) For the period from January 1, 2004 to May 1, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                      Alger                          T Rowe                        Janus
                                                  --------------  -------------------------------------------  -------------
                                                      Small                                         Prime          Aspen
                                                  Capitalization      Growth     International     Reserve       Worldwide
                                                       Fund            Fund       Stock Fund        Fund          Growth
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $            -         62,452         12,513          9,828             91
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                             803,271         92,686          9,230         11,174             67
  Administrative fee                                      14,352              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Total expenses                                       817,623         92,686          9,230         11,174             67
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                        (817,623)       (30,234)         3,283         (1,346)            24
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares         (4,840,201)      (195,711)       (36,804)             -            138
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                          (4,840,201)      (195,711)       (36,804)             -            138
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)      14,014,757      1,171,341        158,743              -            341
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $    8,356,933        945,396        125,222         (1,346)           503
                                                  ==============  =============  =============  =============  =============

                                                            American
                                                  ----------------------------
                                                   Global Small
                                                  Capitalization     Growth
                                                       Fund           Fund
                                                  -------------- -------------
Income:
  Dividends                                                   -         25,977
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                             44,075        163,295
  Administrative fee                                          -              -
                                                  -------------  -------------
    Total expenses                                       44,075        163,295
                                                  -------------  -------------
    Net investment income (loss)                        (44,075)      (137,318)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            46,781         50,495
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             46,781         50,495
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        681,229      1,563,691
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         683,935      1,476,868
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Operations
For the Year ended December 31, 2004

                                                     American
                                                  --------------

                                                     Growth &
                                                      Income
                                                       Fund           Total
                                                  --------------  -------------
Income:
  Dividends                                       $      105,860    144,825,738
                                                  --------------  -------------
Expenses:
  Mortality and expense risk                             122,933    116,241,348
  Administrative fee                                           -     17,467,011
                                                  --------------  -------------
    Total expenses                                       122,933    133,708,359
                                                  --------------  -------------
    Net investment income (loss)                         (17,073)    11,117,379
                                                  --------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             12,407    518,267,610
  Realized gain distributions                                  -     26,887,730
                                                  --------------  -------------
    Net realized gain (loss)                              12,407    545,155,340
                                                  --------------  -------------
Change in unrealized appreciation (depreciation)         942,223    280,032,188
                                                  --------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      937,557    836,304,907
                                                  ==============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                  Met Investors
                                                    ---------------------------------------------------------------------------
                                                      Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                        Growth         Growth          Bond           Bond          Quality
                                                       & Income       & Income       Debenture      Debenture        Bond
                                                       Portfolio     Portfolio B     Portfolio     Portfolio B   Portfolio (a)
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   (2,530,213)   (10,745,664)        50,622      4,647,469      1,840,989
  Net realized gain (loss)                                (258,789)    67,526,358         17,613     38,584,694       (277,112)
  Change in unrealized appreciation (depreciation)      35,854,914     25,862,520         48,724     (9,759,808)      (743,674)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         33,065,912     82,643,214        116,959     33,472,355        820,203
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                17,063,809    303,861,066        237,564    214,328,655      2,383,713
  Transfers between sub-accounts (including fixed
   account), net                                        (5,480,924)  (301,793,567)     1,004,501   (254,672,860)   (33,973,608)
  Transfers for contract benefits and terminations     (22,997,599)   (37,472,572)      (144,772)   (34,473,630)    (2,414,466)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             (11,414,714)   (35,405,073)     1,097,293    (74,817,835)   (34,004,361)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets               21,651,198     47,238,141      1,214,252    (41,345,480)   (33,184,158)
Net assets at beginning of period                      298,173,956    626,101,905        997,244    485,073,790     33,184,158
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  319,825,154    673,340,046      2,211,496    443,728,310              -
                                                    ==============  =============  =============  =============  =============

                                                    ------------------------------

                                                     Met/Putnam      Met/Putnam
                                                      Research        Research
                                                    Portfolio (a)  Portfolio B (a)
                                                    -------------  ---------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (45,897)       (522,928)
  Net realized gain (loss)                              1,622,730       8,997,703
  Change in unrealized appreciation (depreciation)     (1,276,614)     (7,997,493)
                                                    -------------   -------------
    Net increase (decrease) in net assets from
     operations                                           300,219         477,282
                                                    -------------   -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -               -
  MetLife Investors USA Insurance Company
   redemptions                                                  -               -
  Payments received from contract owners                   73,039      19,058,377
  Transfers between sub-accounts (including fixed
   account), net                                      (18,375,896)    (84,403,497)
  Transfers for contract benefits and terminations     (4,787,968)     (3,615,533)
                                                    -------------   -------------
    Net increase (decrease) in net assets from
     contract transactions                            (23,090,825)    (68,960,653)
                                                    -------------   -------------
    Net increase (decrease) in net assets             (22,790,606)    (68,483,371)
Net assets at beginning of period                      22,790,606      68,483,371
                                                    -------------   -------------
Net assets at end of period                                     -               -
                                                    =============   =============

(a) For the period from January 1, 2004 to November 19, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                  Met Investors
                                                    ---------------------------------------------------------------------------
                                                          AIM            AIM            AIM          Harris       Third Avenue
                                                        Mid Cap       Small Cap      Small Cap       Oakmark       Small Cap
                                                      Core Equity      Growth         Growth      International      Value
                                                      Portfolio B     Portfolio     Portfolio B    Portfolio B     Portfolio
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   (2,702,748)        (5,275)    (3,989,640)    (5,685,076)        24,862
  Net realized gain (loss)                              15,976,683         10,529     21,807,555     52,686,338         53,664
  Change in unrealized appreciation (depreciation)       4,388,840         12,723       (278,818)    19,269,650        277,825
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         17,662,775         17,977     17,539,097     66,270,912        356,351
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                63,328,555         97,132    100,622,101    159,746,170        245,734
  Transfers between sub-accounts (including fixed
   account), net                                       (81,087,583)       (19,064)   (30,217,510)   (97,353,253)     1,654,312
  Transfers for contract benefits and terminations      (8,799,117)       (19,291)   (11,037,210)   (14,969,077)       (31,064)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             (26,558,145)        58,777     59,367,381     47,423,840      1,868,982
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets               (8,895,370)        76,754     76,906,478    113,694,752      2,225,333
Net assets at beginning of period                      146,961,260        368,549    143,948,186    197,424,674        577,079
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  138,065,890        445,303    220,854,664    311,119,426      2,802,412
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------
                                                     Third Avenue   Oppenheimer
                                                      Small Cap       Capital
                                                        Value      Appreciation
                                                     Portfolio B   Portfolio (b)
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                         (1,220,707)       (26,286)
  Net realized gain (loss)                             48,230,338          9,446
  Change in unrealized appreciation (depreciation)     27,715,455        590,950
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                        74,725,086        574,110
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners              144,807,801          5,930
  Transfers between sub-accounts (including fixed
   account), net                                     (109,150,376)    18,081,446
  Transfers for contract benefits and terminations    (14,630,206)      (364,136)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             21,027,219     17,723,240
                                                    -------------  -------------
    Net increase (decrease) in net assets              95,752,305     18,297,350
Net assets at beginning of period                     223,583,095              -
                                                    -------------  -------------
Net assets at end of period                           319,335,400     18,297,350
                                                    =============  =============

(b) For the period from May 3, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                  Met Investors
                                                    ---------------------------------------------------------------------------
                                                     Oppenheimer                       Janus          PIMCO          PIMCO
                                                       Capital          Money       Aggressive     Total Return   Total Return
                                                     Appreciation      Market         Growth           Bond           Bond
                                                     Portfolio B     Portfolio B    Portfolio B     Portfolio     Portfolio B
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $    7,749,016     (1,377,328)    (3,869,202)     1,166,390     27,927,575
  Net realized gain (loss)                              45,170,521              -     19,824,763        495,278      2,201,587
  Change in unrealized appreciation (depreciation)     (30,034,891)             -       (905,303)      (639,625)   (15,690,290)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         22,884,646     (1,377,328)    15,050,258      1,022,043     14,438,872
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners               210,046,036     73,676,991    101,545,028      1,507,494    164,802,723
  Transfers between sub-accounts (including fixed
   account), net                                      (153,861,664)   (59,466,436)  (105,571,911)    33,139,654   (198,232,648)
  Transfers for contract benefits and terminations     (23,746,517)   (30,967,499)    (9,285,301)    (4,877,671)   (30,716,139)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              32,437,855    (16,756,944)   (13,312,184)    29,769,477    (64,146,064)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets               55,322,501    (18,134,272)     1,738,074     30,791,520    (49,707,192)
Net assets at beginning of period                      407,473,999    117,287,458    176,918,560     22,686,688    479,950,797
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  462,796,500     99,153,186    178,656,634     53,478,208    430,243,605
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------

                                                      PIMCO PEA      PIMCO PEA
                                                      Innovation    Innovation
                                                      Portfolio     Portfolio B
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             (8,854)    (1,044,382)
  Net realized gain (loss)                                 39,734      1,930,754
  Change in unrealized appreciation (depreciation)        (96,425)    (2,370,714)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           (65,545)    (1,484,342)
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                  170,031     22,082,000
  Transfers between sub-accounts (including fixed
   account), net                                           15,509      3,746,099
  Transfers for contract benefits and terminations        (49,319)    (3,630,024)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                136,221     22,198,075
                                                    -------------  -------------
    Net increase (decrease) in net assets                  70,676     20,713,733
Net assets at beginning of period                         646,287     42,017,721
                                                    -------------  -------------
Net assets at end of period                               716,963     62,731,454
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                   Met Investors
                                                    -----------------------------------------------------------------------------
                                                        PIMCO          T Rowe            MFS            MFS          Neuberger
                                                      Inflation     Price Mid Cap     Research       Research         Berman
                                                    Protected Bond     Growth       International  International    Real Estate
                                                     Portfolio B     Portfolio B   Portfolio A (b)  Portfolio B   Portfolio B (b)
                                                    --------------  -------------  --------------- -------------  ---------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   12,228,546     (3,522,599)            210     (3,338,841)      2,056,852
  Net realized gain (loss)                              18,367,249     18,616,632             697     36,350,149      13,291,676
  Change in unrealized appreciation (depreciation)         854,458     11,556,771          38,520     17,372,956      14,778,994
                                                    --------------  -------------   -------------  -------------   -------------
    Net increase (decrease) in net assets from
     operations                                         31,450,253     26,650,804          39,427     50,384,264      30,127,522
                                                    --------------  -------------   -------------  -------------   -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -               -              -               -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -               -              -               -
  Payments received from contract owners               199,437,324     84,852,922          20,337     79,857,470      25,373,692
  Transfers between sub-accounts (including fixed
   account), net                                      (112,202,113)  (110,635,816)        449,613     (8,362,969)     30,740,588
  Transfers for contract benefits and terminations     (19,804,845)   (10,643,861)              -    (11,520,013)     (3,560,058)
                                                    --------------  -------------   -------------  -------------   -------------
    Net increase (decrease) in net assets from
     contract transactions                              67,430,366    (36,426,755)        469,950     59,974,488      52,554,222
                                                    --------------  -------------   -------------  -------------   -------------
    Net increase (decrease) in net assets               98,880,619     (9,775,951)        509,377    110,358,752      82,681,744
Net assets at beginning of period                      267,794,607    203,972,444               -    121,500,693               -
                                                    --------------  -------------   -------------  -------------   -------------
Net assets at end of period                         $  366,675,226    194,196,493         509,377    231,859,445      82,681,744
                                                    ==============  =============   =============  =============   =============

                                                    ------------------------------
                                                        Turner         Goldman
                                                        Mid-Cap         Sachs
                                                        Growth         Mid-Cap
                                                    Portfolio B (b)  Value B (b)
                                                    --------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (841,006)      (139,037)
  Net realized gain (loss)                               5,309,182      8,797,585
  Change in unrealized appreciation (depreciation)       7,666,573     11,000,598
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         12,134,749     19,659,146
                                                     -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -
  Payments received from contract owners                20,604,840     27,653,490
  Transfers between sub-accounts (including fixed
   account), net                                        26,949,035     30,543,761
  Transfers for contract benefits and terminations      (1,968,358)    (2,381,224)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              45,585,517     55,816,027
                                                     -------------  -------------
    Net increase (decrease) in net assets               57,720,266     75,475,173
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                             57,720,266     75,475,173
                                                     =============  =============

(b) For the period from May 3, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                   Met Investors
                                                    --------------------------------------------------------------------------
                                                      Defensive        Moderate       Balance         Growth       Aggressive
                                                       Strategy        Strategy       Strategy       Strategy       Strategy
                                                       Fund of         Fund of        Fund of        Fund of        Fund of
                                                      Fund B (c)      Fund B (c)     Fund B (c)     Fund B (c)     Fund B (c)
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $    1,647,956      4,560,314     10,452,008      4,976,102        245,779
  Net realized gain (loss)                                       -              -              -              -              -
  Change in unrealized appreciation (depreciation)        (294,057)       895,904     10,765,002     15,698,765      4,595,051
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          1,353,899      5,456,218     21,217,010     20,674,867      4,840,830
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                 5,487,168     23,351,732     81,657,374     54,473,523     12,627,286
  Transfers between sub-accounts (including fixed
   account), net                                        97,312,403    343,823,589  1,087,382,362    897,185,960    201,703,072
  Transfers for contract benefits and terminations        (462,130)      (345,858)       (35,407)      (874,580)      (463,661)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             102,337,441    366,829,463  1,169,004,329    950,784,903    213,866,697
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets              103,691,340    372,285,681  1,190,221,339    971,459,770    218,707,527
Net assets at beginning of period                                -              -              -              -              -
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  103,691,340    372,285,681  1,190,221,339    971,459,770    218,707,527
                                                    ==============  =============  =============  =============  =============

                                                                 AIM
                                                    ----------------------------

                                                                      Capital
                                                       Premier      Appreciation
                                                     Equity Fund        Fund
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (13,596)       (10,313)
  Net realized gain (loss)                                (87,947)       (41,575)
  Change in unrealized appreciation (depreciation)        154,810         85,483
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            53,267         33,595
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                      332          4,400
  Transfers between sub-accounts (including fixed
   account), net                                          (43,156)       (22,138)
  Transfers for contract benefits and terminations       (147,157)       (96,946)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                               (189,981)      (114,684)
                                                    -------------  -------------
    Net increase (decrease) in net assets                (136,714)       (81,089)
Net assets at beginning of period                       1,531,451        800,306
                                                    -------------  -------------
Net assets at end of period                             1,394,737        719,217
                                                    =============  =============

(c) For the period from November 22, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                 AIM                                   MFS
                                                    -----------------------------  -------------------------------------------


                                                     International     Balanced       Research      Investors    New Discovery
                                                      Growth Fund        Fund          Series      Trust Series     Series
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (5,410)          (177)          (962)        (1,297)        (3,962)
  Net realized gain (loss)                                 (17,714)       (17,498)       (20,397)        (3,433)       (13,231)
  Change in unrealized appreciation (depreciation)         163,836         83,501         65,099         20,319         23,863
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            140,712         65,826         43,740         15,589          6,670
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                     4,185            101              -              -             30
  Transfers between sub-accounts (including fixed
   account), net                                           (18,568)        11,484        (36,922)       (10,745)       (49,309)
  Transfers for contract benefits and terminations         (22,235)       (84,421)       (33,966)       (34,671)       (70,744)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (36,618)       (72,836)       (70,888)       (45,416)      (120,023)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  104,094         (7,010)       (27,148)       (29,827)      (113,353)
Net assets at beginning of period                          662,630      1,172,739        375,908        199,467        349,040
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $      766,724      1,165,729        348,760        169,640        235,687
                                                    ==============  =============  =============  =============  =============

                                                             Oppenheimer
                                                    ----------------------------
                                                        Main
                                                       Street
                                                      Growth &          Bond
                                                     Income Fund        Fund
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              5,060         14,635
  Net realized gain (loss)                               (137,123)           448
  Change in unrealized appreciation (depreciation)        149,472            222
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            17,409         15,305
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                    3,017            202
  Transfers between sub-accounts (including fixed
   account), net                                       (1,369,999)        (4,443)
  Transfers for contract benefits and terminations        (31,875)       (51,461)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             (1,398,857)       (55,702)
                                                    -------------  -------------
    Net increase (decrease) in net assets              (1,381,448)       (40,397)
Net assets at beginning of period                       1,695,836        443,135
                                                    -------------  -------------
Net assets at end of period                               314,388        402,738
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                     Oppenheimer
                                                    --------------------------------------------  --------------
                                                                     Main Street
                                                       Strategic        Small                         Asset
                                                         Bond            Cap           Money         Manager
                                                         Fund        Growth Fund       Fund         Portfolio
                                                    --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       10,799         (2,608)        (1,803)     2,344,405
  Net realized gain (loss)                                   7,839          3,590              -     (2,087,213)
  Change in unrealized appreciation (depreciation)         (11,242)        28,777              -      6,220,678
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              7,396         29,759         (1,803)     6,477,870
                                                    --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -
  Payments received from contract owners                         -            561              -      6,413,602
  Transfers between sub-accounts (including fixed
   account), net                                          (145,659)             -       (124,587)    (6,138,000)
  Transfers for contract benefits and terminations          (1,913)       (17,712)      (116,580)   (15,412,600)
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (147,572)       (17,151)      (241,167)   (15,136,998)
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                 (140,176)        12,608       (242,970)    (8,659,128)
Net assets at beginning of period                          251,979        182,263        541,090    173,560,378
                                                    --------------  -------------  -------------  -------------
Net assets at end of period                         $      111,803        194,871        298,120    164,901,250
                                                    ==============  =============  =============  =============

                                                               Fidelity
                                                    --------------------------------------------


                                                       Growth        Contrafund     Overseas
                                                      Portfolio      Portfolio      Portfolio
                                                    -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                         (2,782,737)    (2,654,279)        (6,309)
  Net realized gain (loss)                             (7,634,812)     1,744,097       (548,352)
  Change in unrealized appreciation (depreciation)     14,833,445     35,062,867      1,804,993
                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         4,415,896     34,152,685      1,250,332
                                                    -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -              -
  Payments received from contract owners               18,066,489     18,017,677        269,931
  Transfers between sub-accounts (including fixed
   account), net                                      (18,940,842)    (4,574,866)      (428,126)
  Transfers for contract benefits and terminations    (21,498,853)   (18,362,223)    (2,179,238)
                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                            (22,373,206)    (4,919,412)    (2,337,433)
                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets             (17,957,310)    29,233,273     (1,087,101)
Net assets at beginning of period                     269,259,511    249,505,965     12,334,356
                                                    -------------  -------------  -------------
Net assets at end of period                           251,302,201    278,739,238     11,247,255
                                                    =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                      Fidelity                      Scudder I
                                                    --------------------------------------------  -------------  --------------

                                                        Equity-                                                       FI
                                                        Income        Index 500     Money Market  International     Midcap
                                                       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       48,460        (14,501)       (36,951)       (15,779)       (13,442)
  Net realized gain (loss)                                 157,699        205,474              -       (774,822)       (68,076)
  Change in unrealized appreciation (depreciation)       2,010,741     13,352,761              -      3,899,643        499,735
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          2,216,900     13,543,734        (36,951)     3,109,042        418,217
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                    77,952         33,300     11,407,103      2,505,281        363,376
  Transfers between sub-accounts (including fixed
   account), net                                           229,534    (11,911,707)    (5,163,355)    (1,383,319)     1,768,728
  Transfers for contract benefits and terminations      (4,161,414)    (9,655,740)    (3,591,291)    (1,553,606)      (124,324)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              (3,853,928)   (21,534,147)     2,652,457       (431,644)     2,007,780
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets               (1,637,028)    (7,990,413)     2,615,506      2,677,398      2,425,997
Net assets at beginning of period                       25,275,846    164,912,377     26,673,032     21,279,568        908,723
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $   23,638,818    156,921,964     29,288,538     23,956,966      3,334,720
                                                    ==============  =============  =============  =============  =============

                                                        MetLife
                                                    -----------------------------

                                                     Russell 2000       FI
                                                        Index      International
                                                      Portfolio        Stock
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (42,613)          (656)
  Net realized gain (loss)                                225,310          2,062
  Change in unrealized appreciation (depreciation)        379,609         65,240
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           562,306         66,646
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                  714,378            350
  Transfers between sub-accounts (including fixed
   account), net                                        2,912,949        112,334
  Transfers for contract benefits and terminations       (266,495)       (43,841)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              3,360,832         68,843
                                                    -------------  -------------
    Net increase (decrease) in net assets               3,923,138        135,489
Net assets at beginning of period                       2,227,757        365,178
                                                    -------------  -------------
Net assets at end of period                             6,150,895        500,667
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                     MetLife
                                                    ---------------------------------------------------------------------------

                                                      Met/Putnam                                       SSR            SSR
                                                        Voyager      Stock Index    Stock Index     Large Cap       Aurora
                                                      Portfolio A     Portfolio     Portfolio B      Growth        Portfolio
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (5,226)      (334,511)    (1,613,017)        (3,004)       (82,254)
  Net realized gain (loss)                                 (29,279)       924,563        918,964         12,572        150,224
  Change in unrealized appreciation (depreciation)          49,249      5,858,151     16,307,278          9,341        891,729
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             14,744      6,448,203     15,613,225         18,909        959,699
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                     9,551      7,476,250     55,258,660         50,213      1,703,015
  Transfers between sub-accounts (including fixed
   account), net                                             1,966      1,928,797     13,229,585        101,127      4,004,867
  Transfers for contract benefits and terminations         (47,040)    (7,197,876)    (8,296,368)       (71,122)      (248,088)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (35,523)     2,207,171     60,191,877         80,218      5,459,794
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  (20,779)     8,655,374     75,805,102         99,127      6,419,493
Net assets at beginning of period                          418,987     69,594,847    135,880,569        204,551      2,751,694
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $      398,208     78,250,221    211,685,671        303,678      9,171,187
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------
                                                                        SSR
                                                         SSR         Large Cap
                                                     Bond Income       Value
                                                      Portfolio      Portfolio
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             24,570         (5,438)
  Net realized gain (loss)                                 17,774          6,868
  Change in unrealized appreciation (depreciation)          5,035         51,558
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            47,379         52,988
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                  436,936         92,441
  Transfers between sub-accounts (including fixed
   account), net                                          993,180        256,151
  Transfers for contract benefits and terminations       (155,990)        (6,437)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              1,274,126        342,155
                                                    -------------  -------------
    Net increase (decrease) in net assets               1,321,505        395,143
Net assets at beginning of period                         657,551        212,147
                                                    -------------  -------------
Net assets at end of period                             1,979,056        607,290
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                      MetLife
                                                    ---------------------------------------------------------------
                                                        Lehman
                                                       Brothers                       Harris Oakmark Morgan Stanley
                                                      Aggregate        FI Mid Cap       Large Cap         EAFE
                                                      Bond Index    Opportunities (d)   Value Fund       Index
                                                    --------------  ----------------- -------------- --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       20,360           75,483         (28,485)       (16,834)
  Net realized gain (loss)                                   1,913          (26,828)         24,268         25,162
  Change in unrealized appreciation (depreciation)          18,540          (88,530)        347,478        508,973
                                                    --------------    -------------   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             40,813          (39,875)        343,261        517,301
                                                    --------------    -------------   -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -                -               -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -                -               -              -
  Payments received from contract owners                   439,976          156,728         776,024        686,526
  Transfers between sub-accounts (including fixed
   account), net                                         1,202,378         (847,751)      1,727,417      1,867,853
  Transfers for contract benefits and terminations         (84,351)         (87,636)       (151,913)      (132,830)
                                                    --------------    -------------   -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                               1,558,003         (778,659)      2,351,528      2,421,549
                                                    --------------    -------------   -------------  -------------
    Net increase (decrease) in net assets                1,598,816         (818,534)      2,694,789      2,938,850
Net assets at beginning of period                          701,942          818,534       1,749,241      1,068,643
                                                    --------------    -------------   -------------  -------------
Net assets at end of period                         $    2,300,758                -       4,444,030      4,007,493
                                                    ==============    =============   =============  =============

                                                    --------------------------------------------

                                                         MFS            Mid           Davis
                                                     Total Return    Cap Stock       Venture
                                                        Series         Index        Value Fund
                                                    -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             24,915        (28,035)       (12,900)
  Net realized gain (loss)                                (13,294)        23,748         26,062
  Change in unrealized appreciation (depreciation)        188,277        502,987        185,516
                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           199,898        498,700        198,678
                                                    -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -              -
  Payments received from contract owners                3,531,737        954,128        377,882
  Transfers between sub-accounts (including fixed
   account), net                                         (355,251)     2,080,347      1,269,727
  Transfers for contract benefits and terminations              -       (183,797)       (47,240)
                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              3,176,486      2,850,678      1,600,369
                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets               3,376,384      3,349,378      1,799,047
Net assets at beginning of period                         765,954      1,484,099        782,331
                                                    -------------  -------------  -------------
Net assets at end of period                             4,142,338      4,833,477      2,581,378
                                                    =============  =============  =============

(d) For the period from January 1, 2004 to May 1, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                             MetLife
                                                    ---------------------------------------------------------------------------
                                                        Davis           Harris         Harris
                                                       Venture         Oakmark        Oakmark       Jennison          SSR
                                                        Value          Focused        Focused        Growth          Money
                                                     Value Fund E     Value Fund    Value Fund B   Portfolio B     Market (b)
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   (8,204,069)      (107,300)    (7,789,972)    (4,540,203)          (296)
  Net realized gain (loss)                              62,228,122        103,396     44,808,768     24,712,282              -
  Change in unrealized appreciation (depreciation)      19,965,602        892,834     (4,829,272)     2,377,607              -
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         73,989,655        888,930     32,189,524     22,549,686           (296)
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners               250,978,454      2,646,301    173,527,744    121,283,027              -
  Transfers between sub-accounts (including fixed
   account), net                                       (79,589,251)     5,623,567   (180,014,819)   (86,038,762)        68,849
  Transfers for contract benefits and terminations     (30,208,664)      (501,782)   (23,120,716)   (12,757,826)       (25,686)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             141,180,539      7,768,086    (29,607,791)    22,486,439         43,163
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets              215,170,194      8,657,016      2,581,733     45,036,125         42,867
Net assets at beginning of period                      421,976,898      3,642,356    409,942,050    184,022,689              -
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  637,147,092     12,299,372    412,523,783    229,058,814         42,867
                                                    ==============  =============  =============  =============  =============

                                                                    Van Kampen
                                                    -------------- -------------
                                                        T Rowe
                                                        Price
                                                      Small Cap      Emerging
                                                      Growth (b)    Growth Fund
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             (1,485)        (6,707)
  Net realized gain (loss)                                 (4,315)       (34,248)
  Change in unrealized appreciation (depreciation)         39,931         63,504
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            34,131         22,549
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                   25,079            270
  Transfers between sub-accounts (including fixed
   account), net                                          362,762        (28,243)
  Transfers for contract benefits and terminations         (3,239)       (63,594)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                384,602        (91,567)
                                                    -------------  -------------
    Net increase (decrease) in net assets                 418,733        (69,018)
Net assets at beginning of period                               -        529,419
                                                    -------------  -------------
Net assets at end of period                               418,733        460,401
                                                    =============  =============

(b) For the period from May 3, 2004 to December 31, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                              Van Kampen                                    Federated
                                                    -----------------------------  --------------------------------------------

                                                                                      Equity           High        American
                                                      Enterprise      Growth &        Income          Income        Leaders
                                                         Fund        Income Fund      Fund II      Bond Fund II   Fund II (d)
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (1,611)        (1,217)         4,342         15,719          6,719
  Net realized gain (loss)                                  (7,096)         7,607        (19,256)        (2,656)         3,680
  Change in unrealized appreciation (depreciation)          12,323         29,963         24,295          4,126        (16,459)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              3,616         36,353          9,381         17,189         (6,060)
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                         -              -            170              -            121
  Transfers between sub-accounts (including fixed
   account), net                                             7,091           (972)      (247,189)       (68,611)      (633,873)
  Transfers for contract benefits and terminations         (19,549)       (38,621)        (3,975)       (25,113)        (7,528)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (12,458)       (39,593)      (250,994)       (93,724)      (641,280)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (8,842)        (3,240)      (241,613)       (76,535)      (647,340)
Net assets at beginning of period                          169,863        315,145        336,043        262,762        647,340
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $      161,021        311,905         94,430        186,227              -
                                                    ==============  =============  =============  =============  =============

                                                                     Neuberger
                                                    -------------- -------------

                                                       Growth
                                                      Strategic       Genesis
                                                       Fund II         Trust
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             (2,652)          (122)
  Net realized gain (loss)                                (21,009)         2,360
  Change in unrealized appreciation (depreciation)         48,422             72
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            24,761          2,310
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                      952              -
  Transfers between sub-accounts (including fixed
   account), net                                           (1,972)        (3,937)
  Transfers for contract benefits and terminations        (37,046)        (2,266)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (38,066)        (6,203)
                                                    -------------  -------------
    Net increase (decrease) in net assets                 (13,305)        (3,893)
Net assets at beginning of period                         202,111         17,918
                                                    -------------  -------------
Net assets at end of period                               188,806         14,025
                                                    =============  =============

(d) For the period from January 1, 2004 to May 1, 2004

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                        Alger                          T Rowe                          Janus
                                                    --------------  -------------------------------------------    -------------

                                                        Small                                           Prime          Aspen
                                                    Capitalization      Growth     International       Reserve       Worldwide
                                                         Fund            Fund       Stock Fund          Fund          Growth
                                                    --------------  -------------  -------------    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $     (817,623)       (30,234)         3,283           (1,346)            24
  Net realized gain (loss)                              (4,840,201)      (195,711)       (36,804)               -            138
  Change in unrealized appreciation (depreciation)      14,014,757      1,171,341        158,743                -            341
                                                    --------------  -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          8,356,933        945,396        125,222           (1,346)           503
                                                    --------------  -------------  -------------    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -                -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -                -              -
  Payments received from contract owners                 4,763,693        463,974         73,449            4,580              -
  Transfers between sub-accounts (including fixed
   account), net                                        (4,572,138)      (178,943)         5,368           26,056              -
  Transfers for contract benefits and terminations      (4,815,936)      (825,028)      (168,101)        (316,827)          (812)
                                                    --------------  -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              (4,624,381)      (539,997)       (89,284)        (286,191)          (812)
                                                    --------------  -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets                3,732,552        405,399         35,938         (287,537)          (309)
Net assets at beginning of period                       59,469,907     10,637,679      1,057,736        1,436,865          9,605
                                                    --------------  -------------  -------------    -------------  -------------
Net assets at end of period                         $   63,202,459     11,043,078      1,093,674        1,149,328          9,296
                                                    ==============  =============  =============    =============  =============

                                                              American
                                                    ----------------------------

                                                     Global Small
                                                    Capitalization     Growth
                                                         Fund           Fund
                                                    -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (44,075)      (137,318)
  Net realized gain (loss)                                 46,781         50,495
  Change in unrealized appreciation (depreciation)        681,229      1,563,691
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           683,935      1,476,868
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                  851,426      2,716,304
  Transfers between sub-accounts (including fixed
   account), net                                        2,837,097      6,614,333
  Transfers for contract benefits and terminations       (111,030)      (591,451)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              3,577,493      8,739,186
                                                    -------------  -------------
    Net increase (decrease) in net assets               4,261,428     10,216,054
Net assets at beginning of period                       1,279,716      6,970,626
                                                    -------------  -------------
Net assets at end of period                             5,541,144     17,186,680
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                       American
                                                    --------------
                                                       Growth &
                                                        Income
                                                         Fund            Total
                                                    --------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $      (17,073)     11,117,379
  Net realized gain (loss)                                  12,407     545,155,340
  Change in unrealized appreciation (depreciation)         942,223     280,032,188
                                                    --------------  --------------
    Net increase (decrease) in net assets from
     operations                                            937,557     836,304,907
                                                    --------------  --------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -               -
  MetLife Investors USA Insurance Company
   redemptions                                                   -               -
  Payments received from contract owners                 2,477,325   2,904,732,310
  Transfers between sub-accounts (including fixed
   account), net                                         5,775,624     660,941,927
  Transfers for contract benefits and terminations        (424,286)   (479,428,176)
                                                    --------------  --------------
    Net increase (decrease) in net assets from
     contract transactions                               7,828,663   3,086,246,061
                                                    --------------  --------------
    Net increase (decrease) in net assets                8,766,220   3,922,550,968
Net assets at beginning of period                        4,870,552   6,367,314,032
                                                    --------------  --------------
Net assets at end of period                         $   13,636,772  10,289,865,000
                                                    ==============  ==============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                 Met Investors
                                                    ------------------------------------------------------------------------------
                                                      Lord Abbett      Lord Abbett    Lord Abbett   Lord Abbett     JP Morgan
                                                       Growth &         Growth &         Bond          Bond          Quality
                                                        Income           Income        Debenture     Debenture        Bond
                                                       Portfolio       Portfolio B     Portfolio    Portfolio B     Portfolio
                                                    --------------    -------------  ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $     (474,865)      (3,201,017)        10,546     3,066,501        857,371
  Net realized gain (loss)                             (10,538,981)          (8,478)        19,636     1,053,682        419,961
  Change in unrealized appreciation (depreciation)      79,535,337      103,296,681         38,036    38,206,055       (402,827)
                                                    --------------    -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         68,521,491      100,087,186         68,218    42,326,238        874,505
                                                    --------------    -------------  ------------- -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -                -              -             -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -             (322)             -          (532)             -
  Payments received from contract owners                19,613,525      260,422,193         17,695   222,862,988      4,009,305
  Transfers between sub-accounts (including fixed
   account), net                                        (7,550,610)     122,241,842        802,554   117,771,785     (3,343,771)
  Transfers for contract benefits and terminations     (39,311,746)     (15,117,838)             -   (13,141,993)    (6,610,028)
                                                    --------------    -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             (27,248,831)     367,545,875        820,249   327,492,248     (5,944,494)
                                                    --------------    -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets               41,272,660      467,633,061        888,467   369,818,486     (5,069,989)
Net assets at beginning of period                      256,901,296      158,468,844        108,777   115,255,304     38,254,147
                                                    --------------    -------------  ------------- -------------  -------------
Net assets at end of period                         $  298,173,956      626,101,905        997,244   485,073,790     33,184,158
                                                    ==============    =============  ============= =============  =============

                                                    -------------------------

                                                      Met/Putnam      Met/Putnam
                                                       Research        Research
                                                      Portfolio       Portfolio B
                                                    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           (266,293)        (758,948)
  Net realized gain (loss)                               (453,002)        (107,147)
  Change in unrealized appreciation (depreciation)      5,364,572       11,223,620
                                                    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                         4,645,277       10,357,525
                                                    -------------    -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -                -
  MetLife Investors USA Insurance Company
   redemptions                                                  -             (281)
  Payments received from contract owners                   85,903       25,640,188
  Transfers between sub-accounts (including fixed
   account), net                                           73,360        7,933,788
  Transfers for contract benefits and terminations     (5,048,268)      (2,509,954)
                                                    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                             (4,889,005)      31,063,741
                                                    -------------    -------------
    Net increase (decrease) in net assets                (243,728)      41,421,266
Net assets at beginning of period                      23,034,334       27,062,105
                                                    -------------    -------------
Net assets at end of period                            22,790,606       68,483,371
                                                    =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                  Met Investors
                                                    ----------------------------------------------------------------
                                                          AIM            AIM              AIM            Harris
                                                        Mid Cap       Small Cap        Small Cap         Oakmark
                                                      Core Equity      Growth           Growth        International
                                                      Portfolio B   Portfolio (e)     Portfolio B      Portfolio B
                                                    --------------  -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $      (69,549)        (1,804)      (1,255,575)         213,986
  Net realized gain (loss)                                 (10,930)        13,265          219,596          439,496
  Change in unrealized appreciation (depreciation)      18,668,662         22,604       25,849,273       32,012,248
                                                    --------------  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                         18,588,183         34,065       24,813,294       32,665,730
                                                    --------------  -------------    -------------    -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -                -                -
  MetLife Investors USA Insurance Company
   redemptions                                              (1,284)             -           (1,257)          (1,543)
  Payments received from contract owners                61,585,611         30,350       72,425,989       94,371,544
  Transfers between sub-accounts (including fixed
   account), net                                        46,007,619        310,138       15,214,670       60,043,174
  Transfers for contract benefits and terminations      (2,495,851)        (6,004)      (2,833,669)      (2,343,006)
                                                    --------------  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                             105,096,095        334,484       84,805,733      152,070,169
                                                    --------------  -------------    -------------    -------------
    Net increase (decrease) in net assets              123,684,278        368,549      109,619,027      184,735,899
Net assets at beginning of period                       23,276,982              -       34,329,159       12,688,775
                                                    --------------  -------------    -------------    -------------
Net assets at end of period                         $  146,961,260        368,549      143,948,186      197,424,674
                                                    ==============  =============    =============    =============

                                                    ----------------------------------------
                                                    Third Avenue    Third Avenue     Oppenheimer
                                                      Small Cap      Small Cap         Capital
                                                        Value          Value         Appreciation
                                                    Portfolio (e)   Portfolio B      Portfolio B
                                                    -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               (329)    (1,176,239)      (3,613,406)
  Net realized gain (loss)                                  5,828      1,322,991             (573)
  Change in unrealized appreciation (depreciation)         61,093     38,801,843       60,680,428
                                                    -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                            66,592     38,948,595       57,066,449
                                                    -------------  -------------    -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -                -
  MetLife Investors USA Insurance Company
   redemptions                                                  -         (1,570)            (198)
  Payments received from contract owners                   51,071    107,259,101      188,753,265
  Transfers between sub-accounts (including fixed
   account), net                                          461,106     54,904,636       71,858,634
  Transfers for contract benefits and terminations         (1,690)    (3,056,301)      (8,041,312)
                                                    -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                510,487    159,105,866      252,570,389
                                                    -------------  -------------    -------------
    Net increase (decrease) in net assets                 577,079    198,054,461      309,636,838
Net assets at beginning of period                               -     25,528,634       97,837,161
                                                    -------------  -------------    -------------
Net assets at end of period                               577,079    223,583,095      407,473,999
                                                    =============  =============    =============

(e) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                  Met Investors
                                                    ---------------------------------------------------------------------------
                                                         PIMCO          Janus          PIMCO          PIMCO
                                                         Money       Aggressive     Total Return   Total Return      PIMCO
                                                        Market         Growth           Bond           Bond       Innovation
                                                      Portfolio B    Portfolio B     Portfolio     Portfolio B   Portfolio (e)
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   (1,646,089)    (1,513,553)       (54,141)    (1,006,816)        (2,818)
  Net realized gain (loss)                                       -         29,372        906,702      8,137,247          4,056
  Change in unrealized appreciation (depreciation)               -     26,337,281        (88,845)     2,138,500         55,774
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (1,646,089)    24,853,100        763,716      9,268,931         57,012
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                (194)          (419)             -           (320)             -
  Payments received from contract owners               133,547,824     86,760,521        555,459    239,018,306         49,510
  Transfers between sub-accounts (including fixed
   account), net                                       (85,041,381)    31,646,467      1,553,618     11,715,817        550,134
  Transfers for contract benefits and terminations     (20,037,004)    (3,243,271)    (5,672,669)   (18,322,754)       (10,369)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              28,469,245    115,163,298     (3,563,592)   232,411,049        589,275
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets               26,823,156    140,016,398     (2,799,876)   241,679,980        646,287
Net assets at beginning of period                       90,464,302     36,902,162     25,486,564    238,270,817              -
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  117,287,458    176,918,560     22,686,688    479,950,797        646,287
                                                    ==============  =============  =============  =============  =============

                                                    ------------------------------
                                                                        PIMCO
                                                        PIMCO         Inflation
                                                     Innovation    Protected Bond
                                                     Portfolio B   Portfolio B (e)
                                                    -------------  ---------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           (373,721)     (1,059,216)
  Net realized gain (loss)                               (189,629)      5,184,054
  Change in unrealized appreciation (depreciation)      9,550,569       2,075,094
                                                    -------------   -------------
    Net increase (decrease) in net assets from
     operations                                         8,987,219       6,199,932
                                                    -------------   -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -               7
  MetLife Investors USA Insurance Company
   redemptions                                               (478)              -
  Payments received from contract owners               14,451,983     121,735,770
  Transfers between sub-accounts (including fixed
   account), net                                        9,838,258     144,006,005
  Transfers for contract benefits and terminations     (1,454,941)     (4,147,107)
                                                    -------------   -------------
    Net increase (decrease) in net assets from
     contract transactions                             22,834,822     261,594,675
                                                    -------------   -------------
    Net increase (decrease) in net assets              31,822,041     267,794,607
Net assets at beginning of period                      10,195,680               -
                                                    -------------   -------------
Net assets at end of period                            42,017,721     267,794,607
                                                    =============   =============

(e) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                            Met Investors                                      AIM
                                                    -----------------------------  ----------------------------------------------
                                                     T Rowe Price        MFS
                                                       Mid Cap        Research        Premier        Capital       International
                                                        Growth      International     Equity       Appreciation       Growth
                                                     Portfolio B     Portfolio B       Fund            Fund            Fund
                                                    --------------  -------------  -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   (1,743,087)      (551,158)       (15,415)       (10,187)          (4,924)
  Net realized gain (loss)                                 (17,543)       201,866        (95,670)       (72,431)         (44,012)
  Change in unrealized appreciation (depreciation)      34,788,215     24,339,743        405,709        258,319          191,317
                                                    --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                         33,027,585     23,990,451        294,624        175,701          142,381
                                                    --------------  -------------  -------------  -------------    -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -                -
  MetLife Investors USA Insurance Company
   redemptions                                                (262)          (296)             -              -                -
  Payments received from contract owners                97,011,990     55,324,638         (2,966)         3,595            4,025
  Transfers between sub-accounts (including fixed
   account), net                                        34,773,115     (1,039,158)       (36,874)       (21,836)          (2,530)
  Transfers for contract benefits and terminations      (3,774,959)    (3,173,276)       (82,055)       (70,493)         (37,820)
                                                    --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                             128,009,884     51,111,908       (121,895)       (88,734)         (36,325)
                                                    --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) in net assets              161,037,469     75,102,359        172,729         86,967          106,056
Net assets at beginning of period                       42,934,975     46,398,334      1,358,722        713,339          556,574
                                                    --------------  -------------  -------------  -------------    -------------
Net assets at end of period                         $  203,972,444    121,500,693      1,531,451        800,306          662,630
                                                    ==============  =============  =============  =============    =============

                                                                        MFS
                                                    ------------   -------------


                                                       Balanced       Research
                                                         Fund          Series
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              6,135         (2,578)
  Net realized gain (loss)                                (55,483)       (32,903)
  Change in unrealized appreciation (depreciation)        199,770        108,011
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           150,422         72,530
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                    3,150         (9,701)
  Transfers between sub-accounts (including fixed
   account), net                                              366         (6,399)
  Transfers for contract benefits and terminations       (133,539)       (40,242)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                               (130,023)       (56,342)
                                                    -------------  -------------
    Net increase (decrease) in net assets                  20,399         16,188
Net assets at beginning of period                       1,152,340        359,720
                                                    -------------  -------------
Net assets at end of period                             1,172,739        375,908
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                 MFS                                              Oppenheimer
                                                    -----------------------------  --------------------------------------------
                                                                                    Main Street
                                                       Investors         New         Growth &                      Strategic
                                                         Trust        Discovery       Income           Bond          Bond
                                                        Series         Series          Fund            Fund          Fund
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (1,331)        (4,566)        (6,634)        17,704         12,599
  Net realized gain (loss)                                  (7,103)       (38,979)       (63,615)           517            141
  Change in unrealized appreciation (depreciation)          42,890        130,599        406,032          3,878         24,587
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             34,456         87,054        335,783         22,099         37,327
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                         -         (9,656)         1,824          6,300            166
  Transfers between sub-accounts (including fixed
   account), net                                             4,912        (18,786)       (15,669)        18,825            490
  Transfers for contract benefits and terminations         (16,768)       (49,805)      (111,339)       (23,961)       (34,103)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (11,856)       (78,247)      (125,184)         1,164        (33,447)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   22,600          8,807        210,599         23,263          3,880
Net assets at beginning of period                          176,867        340,233      1,485,237        419,872        248,099
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $      199,467        349,040      1,695,836        443,135        251,979
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------
                                                     Main Street
                                                        Small
                                                         Cap           Money
                                                     Growth Fund       Fund
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             (1,989)        (3,294)
  Net realized gain (loss)                                 (2,047)             -
  Change in unrealized appreciation (depreciation)         54,353              -
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            50,317         (3,294)
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                      240              -
  Transfers between sub-accounts (including fixed
   account), net                                           16,829       (348,854)
  Transfers for contract benefits and terminations         (8,502)       (16,881)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  8,567       (365,735)
                                                    -------------  -------------
    Net increase (decrease) in net assets                  58,884       (369,029)
Net assets at beginning of period                         123,379        910,119
                                                    -------------  -------------
Net assets at end of period                               182,263        541,090
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                    Fidelity
                                                    ---------------------------------------------------------------------------

                                                         Asset                                                      Equity-
                                                        Manager        Growth        Contrafund     Overseas        Income
                                                       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $    3,588,750     (2,630,329)    (1,995,730)       (44,835)       108,001
  Net realized gain (loss)                              (4,651,518)   (16,397,960)    (1,627,928)    (1,261,416)      (807,406)
  Change in unrealized appreciation (depreciation)      25,905,819     83,691,437     56,105,559      5,096,073      6,483,503
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         24,843,051     64,663,148     52,481,901      3,789,822      5,784,098
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                11,059,497     22,745,698     20,674,012        217,854         80,351
  Transfers between sub-accounts (including fixed
   account), net                                        (4,610,577)    (8,545,847)    (5,253,201)        86,744       (403,381)
  Transfers for contract benefits and terminations     (20,510,654)   (32,090,528)   (19,249,685)    (2,034,089)    (2,820,510)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             (14,061,734)   (17,890,677)    (3,828,874)    (1,729,491)    (3,143,540)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets               10,781,317     46,772,471     48,653,027      2,060,331      2,640,558
Net assets at beginning of period                      162,779,061    222,487,040    200,852,938     10,274,025     22,635,288
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  173,560,378    269,259,511    249,505,965     12,334,356     25,275,846
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------

                                                        Index          Money
                                                         500          Market
                                                      Portfolio      Portfolio
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            526,462        (68,021)
  Net realized gain (loss)                            (14,361,585)             -
  Change in unrealized appreciation (depreciation)     57,042,919              -
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                        43,207,796        (68,021)
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners               15,170,894      6,932,123
  Transfers between sub-accounts (including fixed
   account), net                                      (72,470,331)    (5,357,390)
  Transfers for contract benefits and terminations    (23,222,948)    (5,746,401)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                            (80,522,385)    (4,171,668)
                                                    -------------  -------------
    Net increase (decrease) in net assets             (37,314,589)    (4,239,689)
Net assets at beginning of period                     202,226,966     30,912,721
                                                    -------------  -------------
Net assets at end of period                           164,912,377     26,673,032
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                       Scudder I                                             MetLife
                                                    --------------  -----------------------------------------------------------
                                                                                      Russell        Putnam
                                                                        Janus          2000       International   Met/Putnam
                                                     International     Mid Cap         Index          Stock         Voyager
                                                       Portfolio      Portfolio      Portfolio      Portfolio     Portfolio A
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $     (110,898)       (10,832)        (9,094)        (2,528)        (4,887)
  Net realized gain (loss)                              (1,728,672)      (119,488)        10,428        (23,229)       (40,469)
  Change in unrealized appreciation (depreciation)       6,214,219        347,581        341,057        106,170        119,930
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          4,374,649        217,261        342,391         80,413         74,574
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                 2,912,417          5,687        174,766              -            885
  Transfers between sub-accounts (including fixed
   account), net                                        (1,001,568)        65,277      1,563,207         29,057         44,506
  Transfers for contract benefits and terminations      (1,032,892)       (83,195)      (231,104)       (21,045)       (27,282)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 877,957        (12,231)     1,506,869          8,012         18,109
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                5,252,606        205,030      1,849,260         88,425         92,683
Net assets at beginning of period                       16,026,962        703,693        378,497        276,753        326,304
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $   21,279,568        908,723      2,227,757        365,178        418,987
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------

                                                        Stock          Stock
                                                        Index          Index
                                                    Portfolio (e)   Portfolio B
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           (350,476)      (310,441)
  Net realized gain (loss)                                106,930        193,706
  Change in unrealized appreciation (depreciation)      7,763,978     21,269,435
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         7,520,432     21,152,700
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -           (879)
  Payments received from contract owners                2,270,143     52,379,728
  Transfers between sub-accounts (including fixed
   account), net                                       62,008,296     24,073,826
  Transfers for contract benefits and terminations     (2,204,024)    (3,214,862)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             62,074,415     73,237,813
                                                    -------------  -------------
    Net increase (decrease) in net assets              69,594,847     94,390,513
Net assets at beginning of period                               -     41,490,056
                                                    -------------  -------------
Net assets at end of period                            69,594,847    135,880,569
                                                    =============  =============

(e) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                      MetLife
                                                    ---------------------------------------------------------------------------
                                                                                                       SSR           Lehman
                                                        Alger            SSR            SSR         Large Cap       Brothers
                                                        Equity         Aurora       Bond Income       Value        Aggregate
                                                      Growth (e)    Portfolio (e)  Portfolio (e)  Portfolio (e)  Bond Index (e)
                                                    --------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $         (975)        (9,354)        (2,565)           630         (3,040)
  Net realized gain (loss)                                     340          3,784            108           (106)        (1,569)
  Change in unrealized appreciation (depreciation)          20,041        348,713         12,545         20,377          8,123
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             19,406        343,143         10,088         20,901          3,514
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                    18,900        269,110         88,642         23,374        146,341
  Transfers between sub-accounts (including fixed
   account), net                                           166,404      2,174,389        572,884        169,762        572,888
  Transfers for contract benefits and terminations            (159)       (34,948)       (14,063)        (1,890)       (20,801)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 185,145      2,408,551        647,463        191,246        698,428
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  204,551      2,751,694        657,551        212,147        701,942
Net assets at beginning of period                                -              -              -              -              -
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $      204,551      2,751,694        657,551        212,147        701,942
                                                    ==============  =============  =============  =============  =============

                                                    --------------------------------

                                                                      Harris Oakmark
                                                       FI Mid Cap       Large Cap
                                                    Opportunities (e) Value Fund (e)
                                                    ----------------- --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               (3,090)         (5,942)
  Net realized gain (loss)                                   14,088             316
  Change in unrealized appreciation (depreciation)           88,530         129,746
                                                      -------------   -------------
    Net increase (decrease) in net assets from
     operations                                              99,528         124,120
                                                      -------------   -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                       -               -
  MetLife Investors USA Insurance Company
   redemptions                                                    -               -
  Payments received from contract owners                     98,391         248,630
  Transfers between sub-accounts (including fixed
   account), net                                            632,576       1,378,139
  Transfers for contract benefits and terminations          (11,961)         (1,648)
                                                      -------------   -------------
    Net increase (decrease) in net assets from
     contract transactions                                  719,006       1,625,121
                                                      -------------   -------------
    Net increase (decrease) in net assets                   818,534       1,749,241
Net assets at beginning of period                                 -               -
                                                      -------------   -------------
Net assets at end of period                                 818,534       1,749,241
                                                      =============   =============

(e) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                     MetLife
                                                    ---------------------------------------------------------------------------
                                                                         MFS                          Davis          Davis
                                                    Morgan Stanley      Total           Mid          Venture        Venture
                                                         EAFE           Return       Cap Stock        Value          Value
                                                      Index (e)       Series (e)     Index (e)       Fund (e)       Fund E
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (5,931)        (2,927)        (5,905)        (3,388)    (3,313,010)
  Net realized gain (loss)                                  74,614            774          5,458            264       (102,267)
  Change in unrealized appreciation (depreciation)          96,659         46,065        144,303         88,012     74,510,314
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            165,342         43,912        143,856         84,888     71,095,037
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -            (42)
  Payments received from contract owners                   130,969        120,657        185,742         82,244    187,975,968
  Transfers between sub-accounts (including fixed
   account), net                                           795,880        614,370      1,176,097        626,320     45,469,829
  Transfers for contract benefits and terminations         (23,548)       (12,985)       (21,596)       (11,121)   (11,408,815)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 903,301        722,042      1,340,243        697,443    222,036,940
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                1,068,643        765,954      1,484,099        782,331    293,131,977
Net assets at beginning of period                                -              -              -              -    128,844,921
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $    1,068,643        765,954      1,484,099        782,331    421,976,898
                                                    ==============  =============  =============  =============  =============

                                                    -----------------------------
                                                        Harris         Harris
                                                       Oakmark        Oakmark
                                                       Focused        Focused
                                                    Value Fund (e)  Value Fund B
                                                    -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (11,975)    (3,660,215)
  Net realized gain (loss)                                    556         (5,872)
  Change in unrealized appreciation (depreciation)        355,482     74,648,276
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           344,063     70,982,189
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -            (52)
  Payments received from contract owners                  565,168    167,425,874
  Transfers between sub-accounts (including fixed
   account), net                                        2,768,656     67,493,776
  Transfers for contract benefits and terminations        (35,531)    (9,899,063)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                              3,298,293    225,020,535
                                                    -------------  -------------
    Net increase (decrease) in net assets               3,642,356    296,002,724
Net assets at beginning of period                               -    113,939,326
                                                    -------------  -------------
Net assets at end of period                             3,642,356    409,942,050
                                                    =============  =============

(e) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                        MetLife                      Van Kampen
                                                    --------------  -------------------------------------------  --------------

                                                       Jennison        Emerging                      Growth &       Equity
                                                        Growth          Growth       Enterprise       Income        Income
                                                      Portfolio B        Fund           Fund           Fund         Fund II
                                                    --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $   (1,442,467)        (6,845)        (1,399)        (1,432)         1,618
  Net realized gain (loss)                               1,849,073        (62,002)        (7,910)          (566)       (17,041)
  Change in unrealized appreciation (depreciation)      25,140,667        179,009         43,499         67,709         83,956
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         25,547,273        110,162         34,190         65,711         68,533
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                 (47)             -              -              -              -
  Payments received from contract owners               115,370,120            405         (9,701)             -            629
  Transfers between sub-accounts (including fixed
   account), net                                         4,486,868         17,750         (8,142)        35,761         (5,346)
  Transfers for contract benefits and terminations      (3,407,507)       (57,744)        (1,784)        (6,985)       (28,557)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                             116,449,434        (39,589)       (19,627)        28,776        (33,274)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets              141,996,707         70,573         14,563         94,487         35,259
Net assets at beginning of period                       42,025,982        458,846        155,300        220,658        300,784
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $  184,022,689        529,419        169,863        315,145        336,043
                                                    ==============  =============  =============  =============  =============

                                                       Federated
                                                    -----------------------------

                                                        High          American
                                                     Income Bond      Leaders
                                                       Fund II        Fund II
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             15,835          1,685
  Net realized gain (loss)                                 (3,235)       (24,215)
  Change in unrealized appreciation (depreciation)         34,423        158,025
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            47,023        135,495
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                        -          6,180
  Transfers between sub-accounts (including fixed
   account), net                                            1,712        (37,951)
  Transfers for contract benefits and terminations        (30,074)       (49,996)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (28,362)       (81,767)
                                                    -------------  -------------
    Net increase (decrease) in net assets                  18,661         53,728
Net assets at beginning of period                         244,101        593,612
                                                    -------------  -------------
Net assets at end of period                               262,762        647,340
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                       Federated      Neuberger        Alger                         T Rowe
                                                    --------------  -------------  -------------- -----------------------------

                                                        Growth                         Small
                                                       Strategic       Genesis     Capitalization     Growth     International
                                                        Fund II         Trust           Fund           Fund       Stock Fund
                                                    --------------  -------------  -------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (2,548)        (1,434)      (701,164)       (71,567)         2,214
  Net realized gain (loss)                                 (16,005)       156,873     (5,252,739)    (9,975,488)    (2,167,516)
  Change in unrealized appreciation (depreciation)          77,183       (160,697)    23,298,902     13,059,440      2,421,369
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             58,630         (5,258)    17,344,999      3,012,385        256,067
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              -              -
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -              -              -
  Payments received from contract owners                       690          3,656      5,741,989        441,349         76,061
  Transfers between sub-accounts (including fixed
   account), net                                            (7,677)         3,457     (2,327,509)      (218,637)       (39,262)
  Transfers for contract benefits and terminations          (7,662)    (3,176,724)    (3,893,264)   (20,566,154)    (3,610,120)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (14,649)    (3,169,611)      (478,784)   (20,343,442)    (3,573,321)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   43,981     (3,174,869)    16,866,215    (17,331,057)    (3,317,254)
Net assets at beginning of period                          158,130      3,192,787     42,603,692     27,968,736      4,374,990
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $      202,111         17,918     59,469,907     10,637,679      1,057,736
                                                    ==============  =============  =============  =============  =============

                                                                       Janus
                                                    -------------- -------------

                                                        Prime          Aspen
                                                       Reserve       Worldwide
                                                        Fund          Growth
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             (3,691)        (2,228)
  Net realized gain (loss)                                      -     (3,519,195)
  Change in unrealized appreciation (depreciation)              -      3,562,040
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (3,691)        40,617
                                                    -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                     -              -
  MetLife Investors USA Insurance Company
   redemptions                                                  -              -
  Payments received from contract owners                  (13,752)         7,003
  Transfers between sub-accounts (including fixed
   account), net                                          (83,983)       (22,741)
  Transfers for contract benefits and terminations       (300,571)    (5,187,724)
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                               (398,306)    (5,203,462)
                                                    -------------  -------------
    Net increase (decrease) in net assets                (401,997)    (5,162,845)
Net assets at beginning of period                       1,838,862      5,172,450
                                                    -------------  -------------
Net assets at end of period                             1,436,865          9,605
                                                    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                      American
                                                    --------------------------------------------
                                                        Global
                                                        Small                         Growth &
                                                    Capitalization      Growth         Income
                                                       Fund (e)        Fund (e)       Fund (e)        Total
                                                    --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $       (3,941)       (21,399)        17,431    (25,198,577)
  Net realized gain (loss)                                   6,885            662          3,541    (53,527,113)
  Change in unrealized appreciation (depreciation)         134,325        611,512        404,263  1,004,499,912
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            137,269        590,775        425,235    925,774,222
                                                    --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors USA Insurance Company
   payments                                                      -              -              -              7
  MetLife Investors USA Insurance Company
   redemptions                                                   -              -              -         (9,976)
  Payments received from contract owners                   130,939        720,748        538,731  2,420,600,818
  Transfers between sub-accounts (including fixed
   account), net                                         1,012,398      5,681,430      3,962,633    761,613,623
  Transfers for contract benefits and terminations            (890)       (22,327)       (56,047)  (335,370,996)
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                               1,142,447      6,379,851      4,445,317  2,846,833,476
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                1,279,716      6,970,626      4,870,552  3,772,607,698
Net assets at beginning of period                                -              -              -  2,594,706,334
                                                    --------------  -------------  -------------  -------------
Net assets at end of period                         $    1,279,716      6,970,626      4,870,552  6,367,314,032
                                                    ==============  =============  =============  =============

(e) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(1) ORGANIZATION
   MetLife Investors USA Separate Account A (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by MetLife Investors USA Insurance Company (MLIUSA) and exists in accordance with the regulations of the Delaware Department of Insurance. MLIUSA is an independent wholly owned subsidiary of Metropolitan Life Insurance Company (Metropolitan Life). The Separate Account is a funding vehicle for variable annuity contracts issued by MLIUSA.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of fourteen investment companies. The investment companies are diversified, open-end, management investment companies registered under the Investment Company Act of 1940, as amended. The sub-accounts available for investment vary between variable annuity contracts offered for sale by MLIUSA.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLIUSA's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLIUSA may conduct.

   The following sub-accounts were available for investment as of December 31, 2004:

                 Met Investors Series Trust (Met Investors):
                  Lord Abbett Growth & Income Portfolio
                  Lord Abbett Growth & Income Portfolio B
                  Lord Abbett Bond Debenture Portfolio
                  Lord Abbett Bond Debenture Portfolio B
                  AIM Mid Cap Core Equity Portfolio
                  AIM Small Cap Growth Portfolio
                  AIM Small Cap Growth Portfolio B
                  Harris Oakmark International Portfolio B
                  Third Avenue Small Cap Value Portfolio
                  Third Avenue Small Cap Value Portfolio B
                  Oppenheimer Capital Appreciation Portfolio
                  Oppenheimer Capital Appreciation Portfolio B
                  Money Market Portfolio B
                  Janus Aggressive Growth Portfolio B
                  PIMCO Total Return Bond Portfolio
                  PIMCO Total Return Bond Portfolio B
                  PIMCO PEA Innovation Portfolio
                  PIMCO PEA Innovation Portfolio B
                  PIMCO Inflation Protected Bond Portfolio B
                  T Rowe Price Mid Cap Growth Portfolio B
                  MFS Research International Portfolio A
                  MFS Research International Portfolio B
                  Neuberger Berman Real Estate Portfolio B
                  Turner Mid-Cap Growth Portfolio B
                  Goldman Sachs Mid-Cap Value B
                  Defensive Strategy Fund of Fund B
                  Moderate Strategy Fund of Fund B
                  Balance Strategy Fund of Fund B
                  Growth Strategy Fund of Fund B
                  Aggressive Strategy Fund of Fund B
                 AIM Variable Insurance Funds, Inc. (AIM):
                  Premier Equity Fund
                  Capital Appreciation Fund

       AIM Variable Insurance Funds, Inc. (AIM) (continued):
        International Growth Fund
        Balanced Fund
       MFS Variable Insurance Trust (MFS):
        Research Series
        Investors Trust Series
        New Discovery Series
       Oppenheimer Variable Account Funds (Oppenheimer):
        Main Street Growth & Income Fund
        Bond Fund
        Strategic Bond Fund
        Main Street Small Cap Fund
        Oppenheimer Money Fund
       Variable Insurance Products Fund, Fund II and Fund III (Fidelity):
        Asset Manager Portfolio
        Growth Portfolio
        Contrafund Portfolio
        Overseas Portfolio
        Equity-Income Portfolio
        Index 500 Portfolio
        Money Market Portfolio
       Scudder Variable Series I (Scudder I):
        International Portfolio
       Metropolitan Life Series (MetLife):
        FI Mid Cap Portfolio
        Russell 2000 Index Portfolio
        FI International Stock Class A
        Met/Putnam Voyager Portfolio A
        Stock Index Portfolio
        Stock Index Portfolio B
        SSR Large Cap Growth
        SSR Aurora Portfolio
        SSR Bond Income Portfolio
        SSR Large Cap Value Portfolio
        Lehman Brothers Aggregate Bond Index

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(1) ORGANIZATION, CONTINUED:

   The following sub-accounts were available for investment as of December 31, 2004, continued:


               Metropolitan Life Series (MetLife) (continued):
                Harris Oakmark Large Cap Value Fund
                Morgan Stanley EAFE Index
                MFS Total Return Series
                Mid Cap Stock Index
                Davis Venture Value Fund
                Davis Venture Value Fund E
                Harris Oakmark Focused Value Fund
                Harris Oakmark Focused Value Fund B
                Jennison Growth Portfolio B
                SSR Money Market
                T Rowe Price Small Cap Growth
               VanKampen LIT Funds (VanKampen):
                Emerging Growth Fund
                Enterprise Fund
                Growth & Income Fund
               Federated Investors Insurance Company (Federated):
                Equity Income Fund II

         Federated Investors Insurance Company (Federated) (continued):
          High Income Fund Bond II
          Growth Strategic Fund II
         Neuberger Berman (Neuberger Berman):
          Genesis Trust
         The Alger American Fund (Alger):
          Small Capitalization Fund
         T Rowe Price Funds (T Rowe):
          T Rowe Growth Fund
          T Rowe International Stock Fund
          T Rowe Prime Reserve Fund
         Janus Capital Funds Corp. (Janus):
          Aspen Worldwide Growth
         American Funds (American):
          Global Small Capitalization Fund
          Growth Fund
          Growth & Income Fund

  During 2004, the following portfolios changed names:
    Met Investors Series Trust - PIMCO Money Market Portfolio B to Money
     Market Portfolio B
    Met Investors Series Trust - PIMCO Innovation Portfolio to PIMCO PEA
     Innovation Portfolio
    Met Investors Series Trust - PIMCO Innovation Portfolio B to PIMCO PEA
     Innovation Portfolio B
    Metropolitan Life Series - Putnam International Stock Portfolio to FI
     International Stock Class A
    Metropolitan Life Series - Janus Mid Cap Portfolio to FI Mid Cap
     Portfolio
    Metropolitan Life Series - Alger Equity Growth Portfolio to SSR Large
     Cap Growth

   The following sub-accounts ceased operations during the year ended December 31, 2004:

     Year Ended December 31, 2004:                   Date Ceased Operations
     -----------------------------                   ----------------------
      Met Investors JP Morgan Quality Bond Portfolio   November 19, 2004
      Met Investors Met/Putnam Research Portfolio      November 19, 2004
      Met Investors Met/Putnam Research Portfolio B    November 19, 2004
      MetLife FI Mid Cap Opportunities                 May 1, 2004
      Federated American Leaders Fund II               May 1, 2004

   The following sub-accounts began operations during the years ended December 31, 2004 and 2003:

Year Ended December 31, 2004:                             Date Began Operations
-----------------------------                             ---------------------
 Met Investors Oppenheimer Capital Appreciation Portfolio   May 3, 2004
 Met Investors MFS Research International Portfolio A       May 3, 2004
 Met Investors Neuberger Berman Real Estate Portfolio B     May 3, 2004
 Met Investors Turner Mid-Cap Growth B                      May 3, 2004
 Met Investors Goldman Sachs Mid-Cap Value Class B          May 3, 2004
 Met Investors Defensive Strategy Fund of Fund B            November 22, 2004
 Met Investors Moderate Strategy Fund of Fund B             November 22, 2004
 Met Investors Balance Strategy Fund of Fund B              November 22, 2004

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(1) ORGANIZATION, CONTINUED:

Year Ended December 31, 2004:                             Date Began Operations
-----------------------------                             ---------------------
 Met Investors Growth Strategy Fund of Fund B               November 22, 2004
 Met Investors Aggressive Strategy Fund of Fund B           November 22, 2004
 MetLife SSR Money Market                                   May 3, 2004
 MetLife T Rowe Price Small Cap Growth                      May 3, 2004

Year Ended December 31, 2003:
-----------------------------
 Met Investors AIM Small Cap Growth Portfolio               May 1, 2003
 Met Investors Third Avenue Small Cap Value Portfolio       May 1, 2003
 Met Investors PIMCO Innovation Portfolio                   May 1, 2003
 Met Investors PIMCO Inflation Protected Bond Portfolio B   May 1, 2003
 MetLife Stock Index Portfolio                              May 1, 2003
 MetLife SSR Aurora Portfolio                               May 1, 2003
 MetLife SSR Bond Income Portfolio                          May 1, 2003
 MetLife SSR Large Cap Value Portfolio                      May 1, 2003
 MetLife Lehman Brothers Aggregate Bond Index               May 1, 2003
 MetLife FI Mid Cap Opportunities                           May 1, 2003
 MetLife Harris Oakmark Large Cap Value Fund                May 1, 2003
 MetLife Morgan Stanley EAFE Index                          May 1, 2003
 MetLife MFS Total Return Series                            May 1, 2003
 MetLife Mid Cap Stock Index                                May 1, 2003
 MetLife Davis Venture Value Fund                           May 1, 2003
 MetLife Harris Oakmark Focused Value Fund                  May 1, 2003
 MetLife Alger Equity Growth                                May 1, 2003
 American Global Small Capitalization Fund                  May 1, 2003
 American Growth Fund                                       May 1, 2003
 American Growth & Income Fund                              May 1, 2003

(2) SIGNIFICANT ACCOUNTING POLICIES

  (A) INVESTMENT VALUATION
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. Realized gains and losses on the sale of portfolio shares owned by the sub-accounts are computed on the basis of identified cost of the portfolio shares sold. Income from dividends and gains from realized capital gains distributions are recorded on the ex-distribution date.

  (B) REINVESTMENT OF DISTRIBUTIONS
      Dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

  (C) FEDERAL INCOME TAXES
      The operations of the Separate Account sub-accounts are included in the federal income tax return of MLIUSA, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLIUSA believes it will be treated as the owner of the Separate Account sub-account assets for federal income tax purposes. MLIUSA does not expect to incur federal income taxes on the earnings of the Separate Account sub-accounts to the extent the earnings are credited to the variable annuity contracts. Based on this, no charge has been made to the Separate Account sub-accounts for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the variable annuity contracts.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(2) SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

  (D) ESTIMATES
      The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

(3) SEPARATE ACCOUNT EXPENSES
   For variable annuity contracts, MLIUSA deducts a daily charge from the net assets of the Separate Account sub-accounts for mortality and administrative expenses that ranges from an annual rate of 0.89% to an annual rate of 2.35%. This varies according to the product specifications. The mortality risks assumed by MLIUSA arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant and to waive the withdrawal fee in the event of the death of the contract owner. The administrative fees cover the cost of establishing and maintaining the variable annuity contracts and the Separate Account.

(4) CONTRACT FEES
   There are no deductions made from purchase payments for sales fees at the time a variable annuity contract is purchased. However, if all or a portion of the contract value is withdrawn, a withdrawal fee may be assessed and deducted from the contract value or payment to the contract owner. The withdrawal fee is imposed on withdrawals of contract values attributable to purchase payments within a certain number of years after receipt and is equal to a flat percentage of the purchase payment withdrawn or on a declining scale, depending on the product. After the first contract anniversary, provided the contract value exceeds $5,000, the contract owner may make one withdrawal each contract year of up to 10% of the aggregate purchase payments (on deposit for more than one year) without incurring a surrender fee.

   For variable annuity contracts with a sales charge, MLIUSA deducts a sales charge from the gross purchase payment before the payment is allocated to the Separate Account and / or a fixed account. The amount of the sales charge depends on the contract owner's investment at the time of the payment, as follows:

                 Owner's                Sales Charge as a % of
                 Investment             Gross Purchase Payment
                 ----------             ----------------------
                 less than $50,000               6.00%
                 $50,000 - $99,999.99            5.00%
                 $100,000 - $249,999.99          4.00%
                 $250,000 - $499,999.99          3.00%
                 $500,000 - $999,999.99          2.00%
                 $1,000,000 or more              1.00%

   Depending on the product, an annual contract maintenance fee of $0-49 is imposed on variable annuity contracts with contract values less than $50,000 on their anniversary. This fee covers the cost of contract administration for the previous year and is prorated between the Separate Account sub-accounts and the fixed rate account to which the contract value is allocated. Subject to certain restrictions, the contract owner may transfer all or a part of the accumulated value of the contract among the available sub-accounts and the fixed rate account. If more than 12 transfers have been made in the contract year, a transfer fee of $25 per transfer or, if less, 2% of the amount transferred, may be deducted from the contract value. Transfers made in a dollar cost averaging program are not subject to the transfer fee. During the year ended December 31, 2004, contract maintenance, surrender, and transfer fees of $26,274,769 were deducted.

   Currently, MLIUSA advances any premium taxes due at the time purchase payments are made and then deducts premium taxes at the time annuity payments begin. MLIUSA reserves the right to deduct premium taxes when incurred.

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements


(5) COST BASIS OF INVESTMENTS:
   The following table presents the cost basis of each sub-account's investment as of December 31, 2004:

   Met Investors Lord Abbett Growth & Income Portfolio        $  293,735,150
   Met Investors Lord Abbett Growth & Income Portfolio B         571,393,386
   Met Investors Lord Abbett Bond Debenture Portfolio              2,125,820
   Met Investors Lord Abbett Bond Debenture Portfolio B          413,958,436
   Met Investors AIM Mid Cap Core Equity Portfolio B             116,429,354
   Met Investors AIM Small Cap Growth Portfolio                      410,311
   Met Investors AIM Small Cap Growth Portfolio B                198,520,628
   Met Investors Harris Oakmark International Portfolio B        260,435,032
   Met Investors Third Avenue Small Cap Value Portfolio            2,465,561
   Met Investors Third Avenue Small Cap Value Portfolio B        252,751,884
   Met Investors Oppenheimer Capital Appreciation Portfolio       17,706,656
   Met Investors Oppenheimer Capital Appreciation Portfolio B    443,775,905
   Met Investors Money Market Portfolio B                         99,153,219
   Met Investors Janus Aggressive Growth Portfolio B             159,268,373
   Met Investors PIMCO Total Return Bond Portfolio                52,307,655
   Met Investors PIMCO Total Return Bond Portfolio B             434,008,115
   Met Investors PIMCO PEA Innovation Portfolio                      758,164
   Met Investors PIMCO PEA Innovation Portfolio B                 60,389,601
   Met Investors PIMCO Inflation Protected Bond Portfolio B      363,745,706
   Met Investors T Rowe Price Mid Cap Growth Portfolio B         159,050,849
   Met Investors MFS Research International Portfolio A              471,211
   Met Investors MFS Research International Portfolio B          191,812,007
   Met Investors Neuberger Berman Real Estate Portfolio B         67,902,775
   Met Investors Turner Mid-Cap Growth Portfolio B                50,053,723
   Met Investors Goldman Sachs Mid-Cap Value B                    64,474,611
   Met Investors Defensive Strategy Fund of Fund B               103,985,415
   Met Investors Moderate Strategy Fund of Fund B                371,389,811
   Met Investors Balance Strategy Fund of Fund B               1,179,456,357
   Met Investors Growth Strategy Fund of Fund B                  955,761,006
   Met Investors Aggressive Strategy Fund of Fund B              214,112,476
   AIM Premier Equity Fund                                         1,714,734
   AIM Capital Appreciation Fund                                     821,826
   AIM International Growth Fund                                     782,177
   AIM Balanced Fund                                               1,243,193
   MFS Research Series                                               375,415
   MFS Investors Trust Series                                        163,441
   MFS New Discovery Series                                          237,227
   Oppenheimer Main Street Growth & Income Fund                      310,977
   Oppenheimer Bond Fund                                             382,833
   Oppenheimer Strategic Bond Fund                                    99,193
   Oppenheimer Main Street Small Cap Growth Fund                     144,605
   Oppenheimer Money Fund                                            297,947
   Fidelity Asset Manager Portfolio                              176,362,242

          Fidelity Growth Portfolio                    $  298,978,994
          Fidelity Contrafund Portfolio                   222,597,166
          Fidelity Overseas Portfolio                      11,936,773
          Fidelity Equity-Income Portfolio                 21,499,979
          Fidelity Index 500 Portfolio                    144,721,768
          Fidelity Money Market Portfolio                  29,307,345
          Scudder I International Portfolio                26,872,268
          MetLife FI Mid Cap Portfolio                      3,283,438
          MetLife Russell 2000 Index Portfolio              5,543,984
          MetLife FI International Stock Class A              440,488
          MetLife Putnam Voyager Portfolio A                  507,384
          MetLife Stock Index Portfolio                    64,661,398
          MetLife Stock Index Portfolio B                 178,326,349
          MetLife SSR Large Cap Growth                        274,525
          MetLife SSR Aurora Portfolio                      7,937,689
          MetLife SSR Bond Income Portfolio                 1,962,966
          MetLife SSR Large Cap Value Portfolio               535,799
          MetLife Lehman Brothers Aggregate Bond Index      2,275,835
          MetLife Harris Oakmark Large Cap Value Fund       3,970,140
          MetLife Morgan Stanley EAFE Index                 3,404,870
          MetLife MFS Total Return Series                   3,906,710
          MetLife Mid Cap Stock Index                       4,189,764
          MetLife Davis Venture Value Fund                  2,309,800
          MetLife Davis Venture Value Fund E              552,664,484
          MetLife Harris Oakmark Focused Value Fund        11,060,383
          MetLife Harris Oakmark Focused Value Fund B     346,469,972
          MetLife Jennison Growth Portfolio B             203,575,735
          MetLife SSR Money Market                             42,787
          MetLife T Rowe Price Small Cap Growth               378,962
          Van Kampen Emerging Growth Fund                     572,394
          Van Kampen Enterprise Fund                          178,424
          Van Kampen Growth & Income Fund                     247,305
          Federated Equity Income Fund II                      89,760
          Federated High Income Bond Fund II                  178,103
          Federated Growth Strategic Fund II                  252,909
          Neuberger Genesis Trust                               9,507
          Alger American Small Capitalization Fund         93,344,559
          T Rowe Growth Fund                               11,355,936
          T Rowe International Stock Fund                   1,147,500
          T Rowe Prime Reserve Fund                         1,149,982
          Janus Aspen Worldwide Growth                          8,010
          American Global Small Capitalization Fund         4,729,741
          American Growth Fund                             15,024,557
          American Growth & Income Fund                    12,300,956
                                                       --------------
                                                       $9,578,972,405
                                                       ==============

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING:
   Changes in units outstanding for the years ended December 31, 2003 and 2004 were as follows:

                                                                         Met Investors
                                   -----------------------------------------------------------------------------------------
                                   Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                     Growth         Growth          Bond           Bond          Quality       Met/Putnam
                                    & Income       & Income       Debenture      Debenture        Bond          Research
                                    Portfolio     Portfolio B     Portfolio     Portfolio B     Portfolio      Portfolio
                                   -----------    -----------    -----------    -----------    -----------    -----------
Units:
 Unit Balance at January 1, 2003    12,846,775      4,763,078         23,392      8,449,518      3,059,939      3,520,815
   Units Issued                      1,219,207     10,716,090        243,062     25,395,475        624,403         60,653
   Units Redeemed                   (1,917,032)      (847,956)      (158,323)    (3,513,629)    (1,007,135)      (753,055)
                                   -----------    -----------    -----------    -----------    -----------    -----------
 Unit Balance at December 31, 2003  12,148,950     14,631,212        108,131     30,331,364      2,677,207      2,828,413
   Units Issued                        949,648      9,212,774        126,041     19,630,145        268,500         31,710
   Units Redeemed                   (1,402,954)    (9,640,060)       (34,956)   (23,879,975)    (2,945,707)    (2,860,123)
                                   -----------    -----------    -----------    -----------    -----------    -----------
 Unit Balance at December 31, 2004  11,695,644     14,203,926        199,216     26,081,534              -              -
                                   ===========    ===========    ===========    ===========    ===========    ===========



                                   Met/Putnam
                                    Research
                                   Portfolio B
                                   -----------
Units:
 Unit Balance at January 1, 2003     4,317,303
   Units Issued                      6,313,790
   Units Redeemed                   (1,698,166)
                                   -----------
 Unit Balance at December 31, 2003   8,932,927
   Units Issued                      4,307,738
   Units Redeemed                  (13,240,665)
                                   -----------
 Unit Balance at December 31, 2004           -
                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                          Met Investors
                                   ------------------------------------------------------------------------------------------
                                       AIM          AIM          AIM         Harris     Third Avenue Third Avenue Oppenheimer
                                     Mid Cap     Small Cap    Small Cap      Oakmark     Small Cap    Small Cap     Capital
                                   Core Equity    Growth       Growth     International    Value        Value     Appreciation
                                   Portfolio B   Portfolio   Portfolio B   Portfolio B   Portfolio   Portfolio B   Portfolio
                                   -----------  -----------  -----------  ------------- ------------ ------------ ------------
Units:
 Unit Balance at January 1, 2003     2,416,396            -    4,064,765     1,441,751            -    3,106,789            -
   Units Issued                     10,491,814       58,223   10,289,124    16,407,912       54,100   17,715,273            -
   Units Redeemed                     (619,361)     (26,655)  (1,878,113)     (960,226)      (3,990)  (1,264,376)           -
                                   -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at December 31, 2003  12,288,849       31,568   12,475,776    16,889,437       50,110   19,557,686            -
   Units Issued                      7,218,796       23,890   17,762,216    22,559,744      164,286   16,005,760    1,833,755
   Units Redeemed                   (9,246,875)     (19,259) (11,949,957)  (16,992,968)     (19,895) (13,110,569)     (47,744)
                                   -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at December 31, 2004  10,260,770       36,199   18,288,035    22,456,213      194,501   22,452,877    1,786,011
                                   ===========  ===========  ===========   ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                         Met Investors
                                   -----------------------------------------------------------------------------------------
                                   Oppenheimer                    Janus        PIMCO        PIMCO
                                     Capital         Money     Aggressive   Total Return Total Return  PIMCO PEA    PIMCO PEA
                                   Appreciation     Market       Growth         Bond         Bond      Innovation  Innovation
                                   Portfolio B    Portfolio B  Portfolio B   Portfolio   Portfolio B   Portfolio   Portfolio B
                                   ------------   -----------  -----------  ------------ ------------ -----------  -----------
Units:
 Unit Balance at January 1, 2003    15,642,954      8,981,636    7,128,991    3,311,248   21,084,805            -    3,460,978
   Units Issued                     37,981,862     29,114,510   21,329,554      574,005   33,909,879      216,314    9,238,207
   Units Redeemed                   (2,110,813)   (26,309,161)  (1,923,320)  (1,032,426) (13,623,056)     (77,191)  (3,498,556)
                                   -----------    -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at December 31, 2003  51,514,003     11,786,985   26,535,225    2,852,827   41,371,628      139,123    9,200,629
   Units Issued                     41,510,722     24,809,904   21,515,189    4,316,812   20,597,148      174,511   15,369,987
   Units Redeemed                  (37,118,297)   (26,539,641) (22,914,551)    (781,581) (26,056,891)    (150,244)  (9,975,875)
                                   -----------    -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at December 31, 2004  55,906,428     10,057,248   25,135,863    6,388,058   35,911,885      163,390   14,594,741
                                   ===========    ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                            Met Investors
                                   ----------------------------------------------------------------------------------
                                       PIMCO         T Rowe          MFS           MFS       Neuberger     Turner
                                     Inflation    Price Mid Cap   Research      Research      Berman       Mid-Cap
                                   Protected Bond    Growth     International International Real Estate    Growth
                                    Portfolio B    Portfolio B   Portfolio A   Portfolio B  Portfolio B  Portfolio B
                                   -------------- ------------- ------------- ------------- -----------  -----------
Units:
 Unit Balance at January 1, 2003              -      9,490,409             -     6,394,788            -            -
   Units Issued                      26,667,723     26,260,364             -    11,354,466            -            -
   Units Redeemed                      (959,811)    (2,223,882)            -    (4,862,099)           -            -
                                    -----------    -----------   -----------   -----------  -----------  -----------
 Unit Balance at December 31, 2003   25,707,912     33,526,891             -    12,887,155            -            -
   Units Issued                      31,658,383     19,663,291        46,605    22,120,298   12,065,092   10,189,107
   Units Redeemed                   (24,525,447)   (25,654,276)       (1,484)  (14,092,592)  (5,611,196)  (4,986,365)
                                    -----------    -----------   -----------   -----------  -----------  -----------
 Unit Balance at December 31, 2004   32,840,848     27,535,906        45,121    20,914,861    6,453,896    5,202,742
                                    ===========    ===========   ===========   ===========  ===========  ===========

                                   ------------
                                     Goldman
                                      Sachs
                                     Mid-Cap
                                     Value B
                                   -----------
Units:
 Unit Balance at January 1, 2003             -
   Units Issued                              -
   Units Redeemed                            -
                                   -----------
 Unit Balance at December 31, 2003           -
   Units Issued                     11,383,384
   Units Redeemed                   (5,067,259)
                                   -----------
 Unit Balance at December 31, 2004   6,316,125
                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                            Met Investors                                      AIM
                                   ---------------------------------------------------------------  ------------------------
                                    Defensive     Moderate     Balance       Growth     Aggressive
                                    Strategy      Strategy     Strategy     Strategy     Strategy                    Capital
                                     Fund of      Fund of      Fund of      Fund of      Fund of      Premier      Appreciation
                                     Fund B        Fund B       Fund B       Fund B       Fund B    Equity Fund        Fund
                                   -----------  -----------  -----------  -----------  -----------  -----------    ------------
Units:
 Unit Balance at January 1, 2003             -            -            -            -            -      467,409        213,116
   Units Issued                              -            -            -            -            -        9,559          9,235
   Units Redeemed                            -            -            -            -            -      (49,841)       (35,148)
                                   -----------  -----------  -----------  -----------  -----------  -----------    -----------
 Unit Balance at December 31, 2003           -            -            -            -            -      427,127        187,203
   Units Issued                     10,602,537   36,748,873  114,899,506   91,985,226   20,763,078       15,709         10,541
   Units Redeemed                     (343,427)    (348,202)    (356,734)    (355,889)    (298,105)     (69,868)       (37,733)
                                   -----------  -----------  -----------  -----------  -----------  -----------    -----------
 Unit Balance at December 31, 2004  10,259,110   36,400,671  114,542,772   91,629,337   20,464,973      372,968        160,011
                                   ===========  ===========  ===========  ===========  ===========  ===========    ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                              AIM                                  MFS
                                   -------------------------     --------------------------------------


                                   International    Balanced       Research      Investors     New Discovery
                                    Growth Fund       Fund          Series      Trust Series      Series
                                   -------------  -----------    -----------    ------------   -------------
Units:
 Unit Balance at January 1, 2003        168,594       298,328        114,262         54,292          75,459
   Units Issued                           8,983        11,432          2,134          3,663           3,512
   Units Redeemed                       (19,864)      (45,166)       (19,299)        (7,122)        (20,263)
                                    -----------   -----------    -----------    -----------     -----------
 Unit Balance at December 31, 2003      157,713       264,594         97,097         50,833          58,708
   Units Issued                           8,201        11,779          2,706          1,495             382
   Units Redeemed                       (16,673)      (28,299)       (20,944)       (12,956)        (21,348)
                                    -----------   -----------    -----------    -----------     -----------
 Unit Balance at December 31, 2004      149,241       248,074         78,859         39,372          37,742
                                    ===========   ===========    ===========    ===========     ===========

                                          Oppenheimer
                                   ------------------------
                                      Main
                                     Street
                                    Growth &          Bond
                                   Income Fund        Fund
                                   -----------    -----------
Units:
 Unit Balance at January 1, 2003       436,506         70,085
   Units Issued                          7,657          4,433
   Units Redeemed                      (45,312)        (4,270)
                                   -----------    -----------
 Unit Balance at December 31, 2003     398,851         70,248
   Units Issued                          4,246            262
   Units Redeemed                     (334,590)        (9,134)
                                   -----------    -----------
 Unit Balance at December 31, 2004      68,507         61,376
                                   ===========    ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                Oppenheimer                                        Fidelity
                                   -------------------------------------      ------------------------------------------
                                                  Main Street
                                    Strategic        Small                       Asset
                                      Bond            Cap           Money       Manager        Growth      Contrafund
                                      Fund        Growth Fund       Fund       Portfolio      Portfolio    Portfolio
                                   -----------    -----------    -----------  -----------    -----------  -----------
Units:
 Unit Balance at January 1, 2003        43,633         24,139        167,544   20,018,998     24,650,187   19,592,405
   Units Issued                          1,131          2,677            288    1,555,082      2,796,790    2,208,124
   Units Redeemed                       (6,703)        (1,766)       (67,609)  (3,238,573)    (4,702,540)  (2,799,528)
                                   -----------    -----------    -----------  -----------    -----------  -----------
 Unit Balance at December 31, 2003      38,061         25,050        100,223   18,335,507     22,744,437   19,001,001
   Units Issued                            933            281            409    1,145,632      1,852,548    1,669,272
   Units Redeemed                      (23,234)        (2,587)       (45,178)  (2,738,722)    (3,785,380)  (2,037,710)
                                   -----------    -----------    -----------  -----------    -----------  -----------
 Unit Balance at December 31, 2004      15,760         22,744         55,454   16,742,417     20,811,605   18,632,563
                                   ===========    ===========    ===========  ===========    ===========  ===========

                                   --------


                                    Overseas
                                    Portfolio
                                   -----------
Units:
 Unit Balance at January 1, 2003     1,914,131
   Units Issued                         90,040
   Units Redeemed                     (384,586)
                                   -----------
 Unit Balance at December 31, 2003   1,619,585
   Units Issued                         50,920
   Units Redeemed                     (364,750)
                                   -----------
 Unit Balance at December 31, 2004   1,305,755
                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                  Fidelity                      Scudder I                   MetLife
                                   -------------------------------------      ------------- ---------------------------
                                     Equity-                                                    FI       Russell 2000
                                     Income        Index 500   Money Market   International   Midcap        Index
                                    Portfolio      Portfolio    Portfolio       Portfolio    Portfolio    Portfolio
                                   -----------    -----------  ------------   ------------- -----------  ------------
Units:
 Unit Balance at January 1, 2003     2,727,566     20,168,826    4,525,655       2,973,433      486,103      105,781
   Units Issued                         49,896      1,712,892    2,756,152         958,872       64,607      208,690
   Units Redeemed                     (407,592)    (8,899,802)  (3,362,416)       (800,024)     (77,711)     (84,724)
                                   -----------    -----------  -----------     -----------  -----------  -----------
 Unit Balance at December 31, 2003   2,369,870     12,981,916    3,919,391       3,132,281      472,999      229,747
   Units Issued                         37,741          6,920    2,223,892         558,180      226,043      834,539
   Units Redeemed                     (392,265)    (1,669,445)  (1,832,144)       (623,109)     (84,205)    (587,686)
                                   -----------    -----------  -----------     -----------  -----------  -----------
 Unit Balance at December 31, 2004   2,015,346     11,319,391    4,311,139       3,067,352      614,837      476,600
                                   ===========    ===========  ===========     ===========  ===========  ===========

                                   -----------
                                        FI
                                   International
                                       Stock
                                   -------------
Units:
 Unit Balance at January 1, 2003         97,675
   Units Issued                          48,800
   Units Redeemed                       (44,400)
                                    -----------
 Unit Balance at December 31, 2003      102,075
   Units Issued                          32,211
   Units Redeemed                       (14,208)
                                    -----------
 Unit Balance at December 31, 2004      120,078
                                    ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                            MetLife
                                   -----------------------------------------------------------------------------------

                                   Met/Putnam                                     SSR          SSR            SSR
                                     Voyager      Stock Index  Stock Index     Large Cap     Aurora       Bond Income
                                   Portfolio A     Portfolio   Portfolio B      Growth      Portfolio      Portfolio
                                   -----------    -----------  -----------    -----------  -----------    -----------
Units:
 Unit Balance at January 1, 2003       192,732              -    5,021,812              -            -              -
   Units Issued                         35,180      2,064,241   11,278,710         10,994      180,972         15,799
   Units Redeemed                      (28,587)      (107,827)  (3,234,790)        (2,588)     (10,158)        (1,620)
                                   -----------    -----------  -----------    -----------  -----------    -----------
 Unit Balance at December 31, 2003     199,325      1,956,414   13,065,732          8,406      170,814         14,179
   Units Issued                         18,011        353,635    8,665,525          8,549      455,399         33,697
   Units Redeemed                      (34,334)      (294,834)  (2,974,606)        (5,332)    (125,959)        (6,479)
                                   -----------    -----------  -----------    -----------  -----------    -----------
 Unit Balance at December 31, 2004     183,002      2,015,215   18,756,651         11,623      500,254         41,397
                                   ===========    ===========  ===========    ===========  ===========    ===========

                                   ------
                                       SSR
                                    Large Cap
                                      Value
                                    Portfolio
                                   -----------
Units:
 Unit Balance at January 1, 2003             -
   Units Issued                         21,321
   Units Redeemed                       (1,340)
                                   -----------
 Unit Balance at December 31, 2003      19,981
   Units Issued                         38,765
   Units Redeemed                       (7,622)
                                   -----------
 Unit Balance at December 31, 2004      51,124
                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                               MetLife
                                   --------------------------------------------------------------------------------------
                                      Lehman
                                     Brothers                   Harris Oakmark Morgan Stanley     MFS            Mid
                                    Aggregate      FI Mid Cap     Large Cap         EAFE      Total Return    Cap Stock
                                    Bond Index    Opportunities   Value Fund       Index         Series         Index
                                   -----------    ------------- -------------- -------------- ------------   -----------
Units:
 Unit Balance at January 1, 2003             -               -             -              -             -              -
   Units Issued                         68,128          77,968       145,332        748,243        20,499        138,931
   Units Redeemed                      (13,098)         (6,260)         (974)      (637,808)         (743)       (10,655)
                                   -----------     -----------   -----------    -----------   -----------    -----------
 Unit Balance at December 31, 2003      55,030          71,708       144,358        110,435        19,756        128,276
   Units Issued                        150,652          74,916       224,189        275,627        86,273        274,805
   Units Redeemed                      (30,070)       (146,624)      (34,923)       (35,261)       (8,666)       (38,229)
                                   -----------     -----------   -----------    -----------   -----------    -----------
 Unit Balance at December 31, 2004     175,612               -       333,624        350,801        97,363        364,852
                                   ===========     ===========   ===========    ===========   ===========    ===========

                                   --------

                                      Davis
                                     Venture
                                    Value Fund
                                   -----------
Units:
 Unit Balance at January 1, 2003             -
   Units Issued                         29,130
   Units Redeemed                       (1,759)
                                   -----------
 Unit Balance at December 31, 2003      27,371
   Units Issued                         63,374
   Units Redeemed                       (9,247)
                                   -----------
 Unit Balance at December 31, 2004      81,498
                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                      MetLife
                                   ----------------------------------------------------------------------------
                                      Davis          Harris         Harris                                      T Rowe
                                     Venture        Oakmark        Oakmark       Jennison          SSR           Price
                                      Value         Focused        Focused        Growth          Money        Small Cap
                                   Value Fund E    Value fund    Value Fund B   Portfolio B       Market        Growth
                                   ------------   -----------    ------------   -----------    -----------    -----------
Units:
 Unit Balance at January 1, 2003    15,486,565              -     10,685,241      5,519,181              -              -
   Units Issued                     29,533,271        120,508     21,301,025     18,721,679              -              -
   Units Redeemed                   (5,589,756)        (4,762)    (2,461,664)    (5,296,969)             -              -
                                   -----------    -----------    -----------    -----------    -----------    -----------
 Unit Balance at December 31, 2003  39,430,080        115,746     29,524,602     18,943,891              -              -
   Units Issued                     43,188,532        275,930     16,523,778     18,744,168          3,089         35,384
   Units Redeemed                  (28,647,204)       (31,324)   (18,498,880)   (15,675,727)        (1,233)        (4,376)
                                   -----------    -----------    -----------    -----------    -----------    -----------
 Unit Balance at December 31, 2004  53,971,408        360,352     27,549,500     22,012,332          1,856         31,008
                                   ===========    ===========    ===========    ===========    ===========    ===========

                                   Van Kampen
                                   -----------


                                    Emerging
                                   Growth Fund
                                   -----------
Units:
 Unit Balance at January 1, 2003       142,960
   Units Issued                         14,980
   Units Redeemed                      (26,588)
                                   -----------
 Unit Balance at December 31, 2003     131,352
   Units Issued                            127
   Units Redeemed                      (23,249)
                                   -----------
 Unit Balance at December 31, 2004     108,230
                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                          Van Kampen                                Federated                         Neuberger
                                   ------------------------    --------------------------------------------------    -----------

                                                                 Equity         High       American       Growth
                                    Enterprise     Growth &      Income        Income      Leaders       Strategic     Genesis
                                       Fund       Income Fund    Fund II    Bond Fund II   Fund II        Fund II       Trust
                                   -----------    -----------  -----------  ------------ -----------    -----------  -----------
Units:
 Unit Balance at January 1, 2003        56,973         54,474       91,827       54,149      162,190         51,227      479,091
   Units Issued                            220          8,985        4,811          385        7,454            759        1,076
   Units Redeemed                       (6,993)        (1,837)     (14,895)      (6,170)     (29,183)        (4,587)    (478,107)
                                   -----------    -----------  -----------  -----------  -----------    -----------  -----------
 Unit Balance at December 31, 2003      50,200         61,622       81,743       48,364      140,461         47,399        2,060
   Units Issued                          5,924          2,822          556        1,872        5,143            707            -
   Units Redeemed                       (9,743)       (10,369)     (61,655)     (18,767)    (145,604)        (9,204)        (689)
                                   -----------    -----------  -----------  -----------  -----------    -----------  -----------
 Unit Balance at December 31, 2004      46,381         54,075       20,644       31,469            -         38,902        1,371
                                   ===========    ===========  ===========  ===========  ===========    ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                       Alger                      T Rowe                         Janus
                                   -------------- --------------------------------------      -----------

                                       Small                                      Prime          Aspen
                                   Capitalization    Growth      International   Reserve       Worldwide
                                        Fund          Fund        Stock Fund      Fund          Growth
                                   -------------- -----------    ------------- -----------    -----------
Units:
 Unit Balance at January 1, 2003      9,818,127       585,362         634,123      111,278      1,049,176
   Units Issued                       1,578,628        15,281          10,392       59,766          1,815
   Units Redeemed                    (1,638,205)     (429,468)       (526,688)     (83,835)    (1,049,406)
                                    -----------   -----------     -----------  -----------    -----------
 Unit Balance at December 31, 2003    9,758,550       171,175         117,827       87,209          1,585
   Units Issued                         930,119        17,085           8,968       80,310              -
   Units Redeemed                    (1,670,753)      (25,625)        (18,864)     (97,700)          (108)
                                    -----------   -----------     -----------  -----------    -----------
 Unit Balance at December 31, 2004    9,017,916       162,635         107,931       69,819          1,477
                                    ===========   ===========     ===========  ===========    ===========

                                            American
                                   --------------------------

                                    Global Small
                                   Capitalization    Growth
                                        Fund          Fund
                                   -------------- -----------
Units:
 Unit Balance at January 1, 2003              -             -
   Units Issued                          87,998        61,620
   Units Redeemed                       (10,076)       (1,866)
                                    -----------   -----------
 Unit Balance at December 31, 2003       77,922        59,754
   Units Issued                         244,173        86,038
   Units Redeemed                       (39,279)      (13,087)
                                    -----------   -----------
 Unit Balance at December 31, 2004      282,816       132,705
                                    ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                     American
                                                   -----------

                                                     Growth &
                                                      Income
                                                       Fund
                                                   -----------
                Units:
                 Unit Balance at January 1, 2003             -
                   Units Issued                         57,449
                   Units Redeemed                       (3,817)
                                                   -----------
                 Unit Balance at December 31, 2003      53,632
                   Units Issued                         93,553
                   Units Redeemed                       (9,266)
                                                   -----------
                 Unit Balance at December 31, 2004     137,919
                                                   ===========

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(7) PURCHASES AND SALES OF INVESTMENTS:
   The cost of purchases and proceeds from the sale of investments for the period ended December 31, 2004 or as indicated below for each sub-account were as follows:

                                                             Purchases       Sales
                                                           -------------- ------------
Met Investors Lord Abbett Growth & Income Portfolio        $    8,675,754 $ 22,674,094
Met Investors Lord Abbett Growth & Income Portfolio B         323,364,921  369,515,664
Met Investors Lord Abbett Bond Debenture Portfolio              1,498,755      351,021
Met Investors Lord Abbett Bond Debenture Portfolio B          247,632,367  317,802,735
(a) Met Investors JP Morgan Quality Bond Portfolio              4,288,686   35,858,597
(a) Met Investors Putnam Research Portfolio                       288,397   23,449,524
(a) Met Investors Putnam Research Portfolio B                  22,201,105   91,684,727
Met Investors AIM Mid Cap Core Equity Portfolio B              66,736,408   95,997,328
Met Investors AIM Small Cap Growth Portfolio                      254,080      200,774
Met Investors AIM Small Cap Growth Portfolio B                171,480,609  116,102,877
Met Investors Harris Oakmark International Portfolio B        231,493,949  189,755,220
Met Investors Third Avenue Small Cap Value Portfolio              207,256      169,732
Met Investors Third Avenue Small Cap Value Portfolio B        165,034,932  142,559,674
Met Investors Oppenheimer Capital Appreciation Portfolio       18,177,704      480,488
Met Investors Oppenheimer Capital Appreciation Portfolio B    316,464,559  258,416,721
Met Investors Money Market Portfolio B                        134,451,547  152,573,175
Met Investors Janus Aggressive Growth Portfolio B             115,562,564  132,743,990
Met Investors PIMCO Total Return Bond Portfolio                36,562,537    5,669,980
Met Investors PIMCO Total Return Bond Portfolio B             191,131,065  227,349,558
Met Investors PIMCO PEA Innovation Portfolio                      763,603      636,443
Met Investors PIMCO PEA Innovation Portfolio B                 50,787,125   29,633,554
Met Investors PIMCO Inflation Protected Bond Portfolio B      302,386,476  222,703,821
Met Investors T Rowe Price Mid Cap Growth Portfolio B          91,983,689  131,933,009
Met Investors MFS Research International Portfolio                482,216       11,702
Met Investors MFS Research International Portfolio B          179,750,588  123,114,958
Met Investors Neuberger Berman Real Estate Portfolio B        114,425,623   59,814,524
Met Investors Turner Mid-Cap Growth Portfolio B                94,639,279   49,894,739
Met Investors Goldman Sachs Mid-Cap Value B                   108,523,833   52,846,807
Met Investors Defensive Strategy Fund of Fund B               103,985,415            -
Met Investors Moderate Strategy Fund of Fund B                371,389,811            -
Met Investors Balance Strategy Fund of Fund B               1,179,456,357            -
Met Investors Growth Strategy Fund of Fund B                  955,761,006            -
Met Investors Aggressive Strategy Fund of Fund B              214,112,476            -
AIM Premier Equity Fund                                            61,093      266,593
AIM Capital Appreciation Fund                                      43,172      169,171
AIM International Growth Fund                                      38,335       81,212
AIM Balanced Fund                                                  68,206      142,715
MFS Research Series                                                14,980       87,311
MFS Investors Trust Series                                          6,838       53,801
MFS New Discovery Series                                            2,319      126,732
Oppenheimer Main Street Growth & Income Fund                       46,823    1,442,738

(a) For the period from January 1, 2004 to November 19, 2004

                                                                    (Continued)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(7) PURCHASES AND SALES OF INVESTMENTS, CONTINUED:

                                                   Purchases      Sales
                                                  ------------ ------------
    Oppenheimer Bond Fund                         $     21,681 $     63,319
    Oppenheimer Strategic Bond Fund                     19,013      156,110
    Oppenheimer Main Street Small Cap Growth Fund        4,314       24,303
    Oppenheimer Money Fund                               5,465      249,201
    Fidelity Asset Manager Portfolio                 5,818,301   18,382,898
    Fidelity Growth Portfolio                        4,944,310   30,582,056
    Fidelity Contrafund Portfolio                    7,120,099   14,825,036
    Fidelity Overseas Portfolio                        447,272    2,801,224
    Fidelity Equity-Income Portfolio                   887,032    4,632,365
    Fidelity Index 500 Portfolio                     2,198,855   23,793,756
    Fidelity Money Market Portfolio                  9,278,790    6,600,983
    Scudder I International Portfolio                2,323,837    2,628,582
    MetLife FI Mid Cap Portfolio                     2,245,748      250,416
    MetLife Russell 2000 Index Portfolio            10,640,148    7,320,741
    MetLife FI International Stock Class A             127,596       59,892
    MetLife Putnam Voyager Portfolio                    36,734       77,939
    MetLife Stock Index Portfolio                    9,178,561    7,354,705
    MetLife Stock Index Portfolio B                 65,616,693    7,037,890
    MetLife SSR Large Cap Growth                       205,524      128,342
    MetLife SSR Aurora Portfolio                     6,376,239      994,922
    MetLife SSR Bond Income Portfolio                1,492,689      176,085
    MetLife SSR Large Cap Value Portfolio              407,805       70,882
    MetLife Lehman Brothers Aggregate Bond Index     1,844,594      265,329
    (d) MetLife FI Mid Cap Opportunities               942,795    1,646,976
    MetLife Harris Oakmark Large Cap Value Fund      2,612,028      287,628
    MetLife Morgan Stanley EAFE Index                2,580,104      173,685
    MetLife MFS Total Return Series                  6,839,746    3,632,553
    MetLife Mid Cap Stock Index                      3,000,212      169,691
    MetLife Davis Venture Value Fund                 1,779,093      190,646
    MetLife Davis Venture Value Fund E             408,008,679  275,032,212
    MetLife Harris Oakmark Focused Value Fund        8,005,667      267,367
    MetLife Harris Oakmark Focused Value Fund B    178,697,536  210,609,797
    MetLife Jennison Growth Portfolio B            155,307,029  137,360,796
    MetLife SSR Money Market                            71,895       29,106
    MetLife T Rowe Price Small Cap Growth              438,356       55,078
    Van Kampen Emerging Growth Fund                        534       99,435
    Van Kampen Enterprise Fund                          20,032       34,245
    Van Kampen Growth & Income Fund                     17,781       58,946
    Federated Equity Income Fund II                      8,849      255,932
    Federated High Income Bond Fund II                  28,681      107,023
    (d) Federated American Leaders Fund II              11,384      646,775
    Federated Growth Strategic Fund II                   3,059       44,031
    Neuberger Genesis Trust                              1,798        6,451

(d) For the period from January 1, 2004 to May 1, 2004

METLIFE INVESTORS USA SEPARATE ACCOUNT A
Notes to Financial Statements

(7) PURCHASES AND SALES OF INVESTMENTS, CONTINUED:

                                           Purchases        Sales
                                         -------------- --------------
         Alger Small Capitalization Fund $    1,659,714 $    7,113,771
         T Rowe Growth Fund                   1,100,455      1,649,102
         T Rowe International Stock Fund        117,696        200,279
         T Rowe Prime Reserve Fund            1,287,796      1,575,157
         Janus Aspen Worldwide Growth             2,870            798
         American Global Small Cap            3,809,983        273,864
         American Growth Fund                 9,043,249        436,696
         American Growth & Income Fund        7,940,085        123,610
                                         -------------- --------------
                                         $6,748,814,864 $3,626,874,335
                                         ============== ==============

(8) SUBSEQUENT EVENT:
   On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings, Inc. (SSRM) and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock, Inc. Effective January 31, 2005, BlackRock Advisors, Inc. will replace State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


MetLife Investors USA Separate Account A (the Separate Account) sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table displays the financial information for each sub-account offered by the various products in the Separate Account in ranges of lowest to highest values:

                                                                      As of December 31, 2004
                                                             -----------------------------------------
                                                                               Unit
                                                                           Fair Value/1/    Net Assets
                                                               Units    (lowest to highest)   (000)
                                                             ---------- ------------------- ----------
Met Investors Lord Abbett Growth & Income Portfolio          11,695,644 $80.79  to  $48.17   $319,825
Met Investors Lord Abbett Growth & Income Portfolio B        14,203,926  48.04  to   47.10    673,340
Met Investors Lord Abbett Bond Debenture Portfolio              199,216  18.12  to   17.33      2,211
Met Investors Lord Abbett Bond Debenture Portfolio B         26,081,534  17.24  to   16.91    443,728
Met Investors AIM Mid Cap Core Equity Portfolio B            10,260,770  13.61  to   13.35    138,066
Met Investors AIM Small Cap Growth Portfolio                     36,199  12.48  to   12.29        445
Met Investors AIM Small Cap Growth Portfolio B               18,288,035  12.22  to   11.99    220,855
Met Investors Harris Oakmark International Portfolio B       22,456,213  14.02  to   13.75    311,119
Met Investors Third Avenue Small Cap Value Portfolio            194,501  14.58  to   14.41      2,802
Met Investors Third Avenue Small Cap Value Portfolio B       22,452,877  14.36  to   14.10    319,335
(b) Met Investors Oppenheimer Capital Appreciation Portfolio  1,786,011  10.31  to   10.24     18,297
Met Investors Oppenheimer Capital Appreciation Portfolio B   55,906,428   8.39  to    8.22    462,797
Met Investors Money Market Portfolio B                       10,057,248   9.99  to    9.79     99,153
Met Investors Janus Aggressive Growth Portfolio B            25,135,863   7.21  to    7.06    178,657
Met Investors PIMCO total Return Bond Portfolio               6,388,058  12.46  to   12.21     53,478
Met Investors PIMCO Total Return Bond Portfolio B            35,911,885  12.14  to   11.90    430,244
Met Investors PIMCO PEA Innovation Portfolio                    163,390   4.47  to    4.39        717
Met Investors PIMCO PEA Innovation Portfolio B               14,594,741   4.36  to    4.27     62,731
Met Investors PIMCO Inflation Protected Bond B               32,840,848  11.24  to   11.04    366,675
Met Investors T Rowe Price Mid Cap Growth Portfolio B        27,535,906   7.14  to    7.00    194,196
(b) Met Investors MFS Research International Portfolio A         45,121  11.90  to   11.27        509
Met Investors MFS Research International Portfolio B         20,914,861  11.23  to   10.01    231,859
(b) Met Investors Neuberger Berman Real Estate Portfolio B    6,453,896  12.84  to   12.75     82,682
(b) Met Investors Turner Mid-Cap Growth Portfolio B           5,202,742  11.12  to   11.04     57,720
(b) Met Investors Goldman Sachs Mid-Cap Value B               6,316,125  11.98  to   11.90     75,475
(c) Met Investors Defensive Strategy Fund of Fund B          10,259,110  10.11  to   10.10    103,691
(c) Met Investors Moderate Strategy Fund of Fund B           36,400,671  10.23  to   10.22    372,286

                                                                     For the Period Ended December 31, 2004
                                                             -------------------------------------------------------
                                                                                   Expense              Total
                                                               Investment         Ratio/3/            Return/4/
                                                             Income Ratio/2/ (lowest to highest) (lowest to highest)
                                                             --------------  ------------------- --------------------
Met Investors Lord Abbett Growth & Income Portfolio              0.48%        0.89%  to  1.40%   11.92%   to   11.35%
Met Investors Lord Abbett Growth & Income Portfolio B            0.31%        1.30%  to  2.35%   11.19%   to   10.02%
Met Investors Lord Abbett Bond Debenture Portfolio               4.67%        0.89%  to  1.40%    7.47%   to   6.92%
Met Investors Lord Abbett Bond Debenture Portfolio B             2.64%        1.30%  to  2.35%    6.77%   to   5.65%
Met Investors AIM Mid Cap Core Equity Portfolio B                0.00%        1.30%  to  2.35%   12.92%   to   11.74%
Met Investors AIM Small Cap Growth Portfolio                     0.00%        0.89%  to  1.35%    5.78%   to   5.30%
Met Investors AIM Small Cap Growth Portfolio B                   0.00%        1.30%  to  2.35%    5.05%   to   3.95%
Met Investors Harris Oakmark International Portfolio B           0.00%        1.30%  to  2.35%   18.96%   to   17.72%
Met Investors Third Avenue Small Cap Value Portfolio             2.98%        0.89%  to  1.35%   25.68%   to   25.10%
Met Investors Third Avenue Small Cap Value Portfolio B           1.38%        1.30%  to  2.35%   24.87%   to   23.56%
(b) Met Investors Oppenheimer Capital Appreciation Portfolio     0.00%        1.15%  to  1.40%    3.09%   to   5.21%
Met Investors Oppenheimer Capital Appreciation Portfolio B       3.35%        1.30%  to  2.35%    5.03%   to   3.93%
Met Investors Money Market Portfolio B                           0.64%        1.30%  to  2.35%   (0.66%)  to  (1.70%)
Met Investors Janus Aggressive Growth Portfolio B                0.00%        1.30%  to  2.35%    7.04%   to   5.92%
Met Investors PIMCO total Return Bond Portfolio                  5.26%        0.89%  to  1.40%    4.31%   to   3.78%
Met Investors PIMCO Total Return Bond Portfolio B                7.26%        1.30%  to  2.35%    3.62%   to   2.54%
Met Investors PIMCO PEA Innovation Portfolio                     0.08%        0.89%  to  1.35%   (5.13%)  to  (5.56%)
Met Investors PIMCO PEA Innovation Portfolio B                   0.08%        1.30%  to  2.35%   (5.55%)  to  (6.54%)
Met Investors PIMCO Inflation Protected Bond B                   4.84%        1.30%  to  2.35%    7.60%   to   6.47%
Met Investors T Rowe Price Mid Cap Growth Portfolio B            0.00%        1.30%  to  2.35%   16.30%   to   15.08%
(b) Met Investors MFS Research International Portfolio A         0.49%        0.89%  to  1.40%   19.72%   to   18.06%
Met Investors MFS Research International Portfolio B             0.23%        1.30%  to  2.35%   18.01%   to   16.78%
(b) Met Investors Neuberger Berman Real Estate Portfolio B       3.24%        1.30%  to  2.35%   28.44%   to   27.55%
(b) Met Investors Turner Mid-Cap Growth Portfolio B              0.00%        1.30%  to  2.35%   11.24%   to   10.47%
(b) Met Investors Goldman Sachs Mid-Cap Value B                  0.97%        1.30%  to  2.35%   19.81%   to   18.98%
(c) Met Investors Defensive Strategy Fund of Fund B              1.71%        1.30%  to  2.35%    1.71%   to   1.59%
(c) Met Investors Moderate Strategy Fund of Fund B               1.34%        1.30%  to  2.35%    2.20%   to   2.08%


(b) For the period from May 3, 2004 to December 31, 2004
(c) For the period from November 19, 2004 to December 31, 2004

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual unit fair values are not within the ranges presented.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

/3/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                                                                    (Continued)

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS



                                                              As of December 31, 2004
                                                     ------------------------------------------
                                                                        Unit
                                                                    Fair Value/1/    Net Assets
                                                        Units    (lowest to highest)   (000)
                                                     ----------- ------------------- ----------
(c) Met Investors Balance Strategy Fund of Fund B    114,542,772 $10.40  to  $10.38  $1,190,221
(c) Met Investors Growth Strategy Fund of Fund B      91,629,337  10.61  to   10.59     971,460
(c) Met Investors Aggressive Strategy Fund of Fund B  20,464,973  10.69  to   10.68     218,708
AIM Premier Equity Fund                                  372,968        3.74              1,395
AIM Capital Appreciation Fund                            160,011        4.49                719
AIM International Growth Fund                            149,241        5.14                767
AIM Balanced Fund                                        248,074        4.70              1,166
MFS Research Series                                       78,859        4.42                349
MFS Investors Trust Series                                39,372        4.31                170
MFS New Discovery Series                                  37,742        6.24                236
Oppenheimer Main Street Growth & Income Fund              68,507        4.59                314
Oppenheimer Bond Fund                                     61,376        6.56                403
Oppenheimer Strategic Bond Fund                           15,760        7.09                112
Oppenheimer Main Street Small Cap Growth Fund             22,744        8.57                195
Oppenheimer Money Fund                                    55,454        5.38                298
Fidelity Asset Manager Portfolio                      16,742,417   9.89  to    9.84     164,901
Fidelity Growth Portfolio                             20,811,605  12.06  to   12.05     251,302
Fidelity Contrafund Portfolio                         18,632,563   8.36  to   14.91     278,739
Fidelity Overseas Portfolio                            1,305,755   7.95  to    9.12      11,247
Fidelity Equity-Income Portfolio                       2,015,346       11.73             23,639
Fidelity Index 500 Portfolio                          11,319,391  14.01  to   13.81     156,922
Fidelity Money Market Portfolio                        4,311,139   7.10  to    6.74      29,289
Scudder I International Portfolio                      3,067,352   7.81  to    7.78      23,957
MetLife FI Mid Cap Portfolio                             614,837  18.93  to    2.22       3,335
MetLife Russell 2000 Index Portfolio                     476,600  16.27  to    5.98       6,151
MetLife FI International Stock                           120,078        4.17                501
MetLife Met/Putnam Voyager Fund A                        183,002        2.18                398
MetLife Stock Index Portfolio                          2,015,215  41.64  to   38.66      78,250
MetLife Stock Index Portfolio B                       18,756,651  11.40  to   11.19     211,686
MetLife SSR Large Cap Growth                              11,623  27.37  to   26.12         304
MetLife SSR Aurora Portfolio                             500,254  18.71  to   18.33       9,171
MetLife SSR Bond Income Portfolio                         41,397  52.70  to   47.26       1,979

                                                             For the Period Ended December 31, 2004
                                                     -------------------------------------------------------
                                                                           Expense              Total
                                                       Investment         Ratio/3/            Return/4/
                                                     Income Ratio/2/ (lowest to highest) (lowest to highest)
                                                     --------------  ------------------- --------------------
(c) Met Investors Balance Strategy Fund of Fund B        0.99%        1.30%  to  2.35%    2.91%   to    2.79%
(c) Met Investors Growth Strategy Fund of Fund B         0.62%        1.30%  to  2.35%    3.56%   to    3.45%
(c) Met Investors Aggressive Strategy Fund of Fund B     0.22%        1.30%  to  2.35%    3.79%   to    3.67%
AIM Premier Equity Fund                                  0.44%             1.40%                4.30%
AIM Capital Appreciation Fund                            0.00%             1.40%                5.14%
AIM International Growth Fund                            0.64%             1.40%                22.28%
AIM Balanced Fund                                        1.39%             1.40%                6.02%
MFS Research Series                                      1.14%             1.40%                14.24%
MFS Investors Trust Series                               0.66%             1.40%                9.80%
MFS New Discovery Series                                 0.00%             1.40%                5.03%
Oppenheimer Main Street Growth & Income Fund             1.66%             1.40%                7.93%
Oppenheimer Bond Fund                                    4.89%             1.40%                4.02%
Oppenheimer Strategic Bond Fund                          7.67%             1.40%                7.16%
Oppenheimer Main Street Small Cap Growth Fund            0.00%             1.40%                17.76%
Oppenheimer Money Fund                                   0.82%             1.40%               (0.42%)
Fidelity Asset Manager Portfolio                         2.75%        0.89%  to  1.40%    4.53%   to    4.00%
Fidelity Growth Portfolio                                0.27%        0.89%  to  1.40%    2.46%   to    1.94%
Fidelity Contrafund Portfolio                            0.33%        0.89%  to  1.40%   14.45%   to   13.87%
Fidelity Overseas Portfolio                              1.22%        1.15%  to  1.40%   12.33%   to   12.05%
Fidelity Equity-Income Portfolio                         1.61%             1.40%                9.98%
Fidelity Index 500 Portfolio                             1.34%        0.89%  to  1.40%    9.63%   to   9.07%
Fidelity Money Market Portfolio                          1.21%        0.89%  to  1.40%    0.30%   to  (0.21%)
Scudder I International Portfolio                        1.27%        1.35%  to  1.40%   14.96%   to   14.91%
MetLife FI Mid Cap Portfolio                             0.76%        0.89%  to  1.40%   17.19%   to   15.56%
MetLife Russell 2000 Index Portfolio                     0.33%        0.89%  to  1.40%   16.72%   to   16.12%
MetLife FI International Stock                           1.24%             1.40%                16.55%
MetLife Met/Putnam Voyager Fund A                        0.11%             1.40%                3.52%
MetLife Stock Index Portfolio                            0.87%        0.89%  to  1.40%    9.55%   to    9.05%
MetLife Stock Index Portfolio B                          0.71%        1.30%  to  2.35%    8.85%   to    7.71%
MetLife SSR Large Cap Growth                             0.00%        0.89%  to  1.35%    7.85%   to    7.35%
MetLife SSR Aurora Portfolio                             0.00%        0.89%  to  1.35%   14.32%   to   13.79%
MetLife SSR Bond Income Portfolio                        3.19%        0.89%  to  1.40%    3.50%   to    2.98%

(c) For the period from November 19, 2004 to December 31, 2004

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual unit fair values are not within the ranges presented.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

/3/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                                                                    (Continued)

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


                                                      As of December 31, 2004
                                             -----------------------------------------
                                                               Unit
                                                           Fair Value/1/    Net Assets
                                               Units    (lowest to highest)   (000)
                                             ---------- ------------------- ----------
MetLife SSR Large Cap Value Portfolio            51,124 $12.03  to  $11.88       607
MetLife Lehman Brothers Aggregate Bond Index    175,612  13.48  to   13.10     2,301
MetLife Harris Oakmark Large Cap Value Fund     333,624  13.70  to   13.32     4,444
MetLife Morgan Stanley EAFE Index               350,801  11.75  to   11.42     4,007
MetLife MFS Total Return Series                  97,363  46.13  to   42.15     4,142
MetLife Mid Cap Stock Index                     364,852  13.52  to   13.24     4,833
MetLife Davis Venture Value Fund                 81,498  33.18  to   31.66     2,581
MetLife Davis Venture Value Fund E           53,971,408  11.96  to   11.73   637,147
MetLife Harris Oakmark Focused Value Fund       360,352  36.00  to   34.12    12,299
MetLife Harris Oakmark Focused Value Fund B  27,549,500  15.17  to   14.88   412,524
MetLife Jennison Growth Portfolio B          22,012,332  10.51  to   10.31   229,059
(b) MetLife SSR Money Market                      1,856       23.09               43
(b) MetLife T Rowe Price Small Cap Growth        31,008  14.93  to   13.38       419
Van Kampen Emerging Growth Fund                 108,230        4.25              460
Van Kampen Enterprise Fund                       46,381        3.47              161
Van Kampen Growth & Income Fund                  54,075        5.77              312
Federated Equity Income Fund II                  20,644        4.57               94
Federated High Income Bond Fund II               31,469        5.92              186
Federated Growth Strategic Fund II               38,902        4.85              189
Neuberger Genesis Trust                           1,371       10.23               14
Alger Small Capitalization Fund               9,017,916   7.03  to    6.98    63,202
T Rowe Growth Fund                              162,635  67.90  to   67.90    11,043
T Rowe International Stock Fund                 107,931       10.13            1,094
T Rowe Price Prime Reserve Fund                  69,819       16.46            1,149
Janus Aspen Worldwide Growth                      1,477        6.29                9
American Global Small Capitalization Fund       282,816  20.19  to   19.58     5,541
American Growth                                 132,705 142.42  to  129.36    17,187
American Growth & Income Fund                   137,919 108.74  to   98.77    13,637

                                                     For the Period Ended December 31, 2004
                                             ------------------------------------------------------
                                                                   Expense              Total
                                               Investment         Ratio/3/            Return/4/
                                             Income Ratio/2/ (lowest to highest) (lowest to highest)
                                             --------------  ------------------- -------------------
MetLife SSR Large Cap Value Portfolio            0.00%        0.89%  to  1.35%   12.40%  to  11.99%
MetLife Lehman Brothers Aggregate Bond Index     2.68%        0.89%  to  1.35%    3.17%  to  2.80%
MetLife Harris Oakmark Large Cap Value Fund      0.45%        0.89%  to  1.35%   10.43%  to  10.03%
MetLife Morgan Stanley EAFE Index                0.56%        0.89%  to  1.35%   18.58%  to  18.04%
MetLife MFS Total Return Series                  0.39%        0.89%  to  1.40%   10.27%  to  9.70%
MetLife Mid Cap Stock Index                      0.54%        0.89%  to  1.35%   15.02%  to  14.49%
MetLife Davis Venture Value Fund                 0.39%        0.89%  to  1.35%   11.37%  to  10.86%
MetLife Davis Venture Value Fund E               0.45%        1.30%  to  2.35%   10.69%  to  9.53%
MetLife Harris Oakmark Focused Value Fund        0.04%        0.89%  to  1.35%    8.96%  to  8.46%
MetLife Harris Oakmark Focused Value Fund B      0.00%        1.30%  to  2.35%    8.23%  to  7.10%
MetLife Jennison Growth Portfolio B              0.01%        1.30%  to  2.35%    7.53%  to  6.40%
(b) MetLife SSR Money Market                     0.70%             1.40%              (0.42%)
(b) MetLife T Rowe Price Small Cap Growth        0.00%        0.89%  to  1.40%   11.08%  to  9.54%
Van Kampen Emerging Growth Fund                  0.00%             1.40%               5.54%
Van Kampen Enterprise Fund                       0.40%             1.40%               2.60%
Van Kampen Growth & Income Fund                  1.01%             1.40%               12.78%
Federated Equity Income Fund II                  3.43%             1.40%               11.27%
Federated High Income Bond Fund II               8.60%             1.40%               8.92%
Federated Growth Strategic Fund II               0.00%             1.40%               13.82%
Neuberger Genesis Trust                          0.15%             0.89%               17.62%
Alger Small Capitalization Fund                  0.00%        1.25%  to  1.40%   15.12%  to  14.95%
T Rowe Growth Fund                               0.59%        0.89%  to  1.25%    9.26%  to  9.26%
T Rowe International Stock Fund                  1.20%             0.89%               12.88%
T Rowe Price Prime Reserve Fund                  0.81%             0.89%              (0.09%)
Janus Aspen Worldwide Growth                     1.00%             0.89%               3.85%
American Global Small Capitalization Fund        0.00%        0.89%  to  1.35%   19.81%  to  19.26%
American Growth                                  0.21%        0.89%  to  1.35%   11.50%  to  10.98%
American Growth & Income Fund                    1.15%        0.89%  to  1.35%    9.39%  to  8.89%

(b) For the period from May 3, 2004 to December 31, 2004

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual unit fair values are not within the ranges presented.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

/3/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


MetLife Investors USA Separate Account A (the Separate Account) sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table displays the financial information for each sub-account offered by the various products in the Separate Account in ranges of lowest to highest values:

                                                                      As of December 31, 2003
                                                             -----------------------------------------
                                                                               Unit
                                                                           Fair Value/1/    Net Assets
                                                               Units    (lowest to highest)   (000)
                                                             ---------- ------------------- ----------
Met Investors Lord Abbett Growth & Income Portfolio          12,148,950 $72.18  to  $22.54   $298,174
Met Investors Lord Abbett Growth & Income Portfolio B        14,631,212  43.21  to   42.81    626,102
Met Investors Lord Abbett Bond Debenture Portfolio              108,131  16.86  to    5.48        997
Met Investors Lord Abbett Bond Debenture Portfolio B         30,331,364  16.15  to   16.00    485,074
Met Investors JP Morgan Quality Bond Portfolio                2,677,207  26.53  to   11.96     33,184
Met Investors Met/Putnam Research Portfolio                   2,828,413   8.65  to    6.78     22,791
Met Investors Met/Putnam Research Portfolio B                 8,932,927   7.74  to    7.67     68,483
Met Investors AIM Mid Cap Core Equity Portfolio B            12,288,849  12.05  to   11.95    146,961
(e) Met Investors AIM Small Cap Growth Portfolio                 31,568  11.70  to   11.67        369
Met Investors AIM Small Cap Growth Portfolio B               12,475,776  11.63  to   11.53    143,948
Met Investors Harris Oakmark International Portfolio B       16,889,437  11.78  to   11.68    197,425
(e) Met Investors Third Avenue Small Cap Value Portfolio         50,110  11.54  to   11.52        577
Met Investors Third Avenue Small Cap Value Portfolio B       19,557,686  11.50  to   11.41    223,583
Met Investors Oppenheimer Capital Appreciation Portfolio B   51,514,003   7.99  to    7.91    407,474
Met Investors PIMCO Money Market Portfolio B                 11,786,985  10.05  to    9.96    117,287
Met Investors Janus Aggressive Growth Portfolio B            26,535,225  6.73  to    6.67     176,919
Met Investors PIMCO Total Return Bond Portfolio               2,852,827  11.94  to    7.90     22,687
Met Investors PIMCO Total Return Bond Portfolio B            41,371,628  11.71  to   11.61    479,951
(e) Met Investors PIMCO Innovation Portfolio                    139,123   4.71  to    4.65        646
Met Investors PIMCO Innovation Portfolio B                    9,200,629   4.61  to    4.57     42,018
(e) Met Investors PIMCO Inflation Protected Bond Portfolio B 25,707,912  10.44  to   10.37    267,795
Met Investors T Rowe Price Mid Cap Growth Portfolio B        33,526,891   6.14  to    6.09    203,972
Met Investors MFS Research International Portfolio B         12,887,155   9.52  to    9.43    121,501
AIM Premier Equity Fund                                         427,127        3.59             1,531
AIM Capital Appreciation Fund                                   187,203        4.28               800
AIM International Growth Fund                                   157,713        4.20               663
AIM Balanced Fund                                               264,594        4.43             1,173
MFS Research Series                                              97,097        3.87               376

                                                                     For the Period Ended December 31, 2003
                                                             -------------------------------------------------------
                                                                                   Expense              Total
                                                               Investment         Ratio/3/            Return/4/
                                                             Income Ratio/2/ (lowest to highest) (lowest to highest)
                                                             --------------  ------------------- --------------------
Met Investors Lord Abbett Growth & Income Portfolio              1.15%        0.89%  to  1.40%   29.90%   to   29.24%
Met Investors Lord Abbett Growth & Income Portfolio B            0.69%        1.30%  to  2.35%   29.04%   to   23.90%
Met Investors Lord Abbett Bond Debenture Portfolio               3.64%        0.89%  to  1.40%   18.46%   to   17.86%
Met Investors Lord Abbett Bond Debenture Portfolio B             2.75%        1.30%  to  2.35%   17.62%   to    8.88%
Met Investors JP Morgan Quality Bond Portfolio                   3.73%        0.89%  to  1.40%    3.07%   to    2.55%
Met Investors Met/Putnam Research Portfolio                      0.03%        1.15%  to  1.40%   23.19%   to   22.88%
Met Investors Met/Putnam Research Portfolio B                    0.00%        1.30%  to  2.35%   22.73%   to   19.42%
Met Investors AIM Mid Cap Core Equity Portfolio B                1.53%        1.30%  to  2.35%   24.55%   to   22.83%
(e) Met Investors AIM Small Cap Growth Portfolio                 0.00%        1.25%  to  1.35%   37.35%   to   37.21%
Met Investors AIM Small Cap Growth Portfolio B                   0.00%        1.30%  to  2.35%   37.07%   to   32.40%
Met Investors Harris Oakmark International Portfolio B           1.81%        1.30%  to  2.35%   33.23%   to   33.47%
(e) Met Investors Third Avenue Small Cap Value Portfolio         0.62%        1.25%  to  1.35%   39.78%   to   39.64%
Met Investors Third Avenue Small Cap Value Portfolio B           0.48%        1.30%  to  2.35%   39.60%   to   34.67%
Met Investors Oppenheimer Capital Appreciation Portfolio B       0.00%        1.30%  to  2.35%   26.87%   to   20.90%
Met Investors PIMCO Money Market Portfolio B                     0.41%        1.30%  to  2.35%   (0.86%)  to  (1.33%)
Met Investors Janus Aggressive Growth Portfolio B                0.00%        1.30%  to  2.35%   29.21%   to   21.15%
Met Investors PIMCO Total Return Bond Portfolio                  1.06%        0.89%  to  1.40%    3.59%   to    3.07%
Met Investors PIMCO Total Return Bond Portfolio B                1.38%        1.30%  to  2.35%    2.96%   to  (0.06%)
(e) Met Investors PIMCO Innovation Portfolio                     0.00%        0.89%  to  1.35%   56.45%   to   55.73%
Met Investors PIMCO Innovation Portfolio B                       0.00%        1.30%  to  2.35%   55.54%   to   38.29%
(e) Met Investors PIMCO Inflation Protected Bond Portfolio B     0.42%        1.30%  to  2.35%    4.43%   to    3.70%
Met Investors T Rowe Price Mid Cap Growth Portfolio B            0.00%        1.30%  to  2.35%   34.88%   to   27.90%
Met Investors MFS Research International Portfolio B             0.89%        1.30%  to  2.35%   30.34%   to  28.59%
AIM Premier Equity Fund                                          0.31%             1.40%                23.34%
AIM Capital Appreciation Fund                                    0.00%             1.40%                27.72%
AIM International Growth Fund                                    0.55%             1.40%                27.27%
AIM Balanced Fund                                                1.95%             1.40%                14.75%
MFS Research Series                                              0.67%             1.40%                22.97%

(e) For the period from May 1, 2003 to December 31, 2003.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual unit fair values are not within the ranges presented.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

/3/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.


                                                                    (Continued)

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS



                                                        As of December 31, 2003
                                                 --------------------------------------
                                                                  Unit
                                                             Fair Value/1/
                                                               (lowest to    Net Assets
                                                   Units        highest)       (000)
                                                 ---------- ---------------- ----------
MFS Investors Trust Series                           50,833      $3.92        $    199
MFS New Discovery Series                             58,708       5.95             349
Oppenheimer Main Street Growth & Income Fund        398,851       4.25           1,696
Oppenheimer Bond Fund                                70,248       6.31             443
Oppenheimer Strategic Bond Fund                      38,061       6.62             252
Oppenheimer Main Street Small Cap Growth Fund        25,050       7.28             182
Oppenheimer Money Fund                              100,223       5.40             541
Fidelity Asset Manager Portfolio                 18,335,507  9.46  to   9.46   173,560
Fidelity Growth Portfolio                        22,744,437 11.77  to  11.82   269,260
Fidelity Contrafund Portfolio                    19,001,001  7.31  to  13.09   249,506
Fidelity Overseas Portfolio                       1,619,585  7.08  to   8.14    12,334
Fidelity Equity-Income Portfolio                  2,369,870      10.67          25,276
Fidelity Index 500 Portfolio                     12,981,916 12.78  to  12.66   164,912
Fidelity Money Market Portfolio                   3,919,391  7.08  to   6.76    26,673
Scudder I International Portfolio                 3,132,281  6.79  to   6.77    21,280
MetLife Janus Mid Cap Portfolio                     472,999       1.92             909
MetLife Russell 2000 Index Portfolio                229,747 13.94  to   5.15     2,228
MetLife Putnam International Stock Portfolio        102,075       3.58             365
MetLife Met/Putnam Voyager Portfolio A              199,325       2.10             419
(e) MetLife Stock Index Portfolio                 1,956,414 38.01  to  35.45    69,595
MetLife Stock Index Portfolio B                  13,065,732 10.48  to  10.39   135,881
(e) MetLife Alger Equity Growth                      19,981 24.55  to  24.33       205
(e) MetLife SSR Aurora Portfolio                    170,814 16.37  to  16.11     2,752
(e) MetLife SSR Bond Income Portfolio                14,179 50.92  to  46.37       658
(e) MetLife SSR Large Cap Value Portfolio             8,406 10.64  to  10.62       212
(e) MetLife Lehman Brothers Aggregate Bond Index     55,030 12.82  to  12.76       702
(e) MetLife FI Mid Cap Opportunities                 71,708 11.50  to  11.41       819
(e) MetLife Harris Oakmark Large Cap Value Fund     144,358 12.18  to  12.12     1,749
(e) MetLife Morgan Stanley EAFE Index               110,435  9.91  to   9.67     1,069
(e) MetLife MFS Total Return Series                  19,756 41.84  to  38.75       766
(e) MetLife Mid Cap Stock Index                     128,276 11.75  to  11.57     1,484
(e) MetLife Davis Venture Value Fund                 27,371 29.79  to  28.56       782
MetLife Davis Venture Value Fund E               39,430,080 10.80  to  10.71   421,977
(e) MetLife Harris Oakmark Focused Value Fund       115,746 33.04  to  31.46     3,642

                                                         For the Period Ended December 31, 2003
                                                 -------------------------------------------------------

                                                                       Expense              Total
                                                   Investment         Ratio/3/            Return/4/
                                                 Income Ratio/2/ (lowest to highest) (lowest to highest)
                                                 --------------  ------------------- --------------------
MFS Investors Trust Series                           0.67%             1.40%                20.45%
MFS New Discovery Series                             0.00%             1.40%                31.86%
Oppenheimer Main Street Growth & Income Fund         0.97%             1.40%                24.96%
Oppenheimer Bond Fund                                5.47%             1.40%                5.29%
Oppenheimer Strategic Bond Fund                      6.49%             1.40%                16.43%
Oppenheimer Main Street Small Cap Growth Fund        0.00%             1.40%                42.36%
Oppenheimer Money Fund                               0.95%             1.40%               (0.61%)
Fidelity Asset Manager Portfolio                     3.56%        0.89%  to  1.40%    16.93%  to  16.34%
Fidelity Growth Portfolio                            0.27%        0.89%  to  1.40%    31.67%  to  31.00%
Fidelity Contrafund Portfolio                        0.46%        0.89%  to  1.40%    27.33%  to  26.68%
Fidelity Overseas Portfolio                          0.87%        1.15%  to  1.40%    41.73%  to  41.38%
Fidelity Equity-Income Portfolio                     1.89%             1.40%                28.52%
Fidelity Index 500 Portfolio                         1.67%        0.89%  to  1.40%    27.27%  to  26.63%
Fidelity Money Market Portfolio                      1.08%        0.89%  to  1.40%    0.10%  to   (0.40%)
Scudder I International Portfolio                    0.76%        1.35%  to  1.40%    25.98%  to  26.04%
MetLife Janus Mid Cap Portfolio                      0.00%             1.40%                32.71%
MetLife Russell 2000 Index Portfolio                 0.26%        0.89%  to  1.40%    44.77%  to  44.04%
MetLife Putnam International Stock Portfolio         0.63%             1.40%                26.26%
MetLife Met/Putnam Voyager Portfolio A               0.00%             1.40%                24.16%
(e) MetLife Stock Index Portfolio                    0.00%        0.89%  to  1.40%    27.07%  to  26.44%
MetLife Stock Index Portfolio B                      1.26%        1.30%  to  2.35%    26.22%  to  20.39%
(e) MetLife Alger Equity Growth                      0.00%        1.25%  to  1.35%    33.47%  to  33.34%
(e) MetLife SSR Aurora Portfolio                     0.00%        0.89%  to  1.35%    48.81%  to  48.13%
(e) MetLife SSR Bond Income Portfolio                0.00%        0.89%  to  1.35%     4.92%  to   4.43%
(e) MetLife SSR Large Cap Value Portfolio            1.28%        1.25%  to  1.35%    33.99%  to  33.86%
(e) MetLife Lehman Brothers Aggregate Bond Index     0.00%        1.25%  to  1.35%     2.35%  to   2.24%
(e) MetLife FI Mid Cap Opportunities                 0.00%        0.89%  to  1.35%    41.26%  to  40.62%
(e) MetLife Harris Oakmark Large Cap Value Fund      0.00%        1.25%  to  1.35%    23.94%  to  23.81%
(e) MetLife Morgan Stanley EAFE Index                0.00%        0.89%  to  1.35%    36.42%  to  35.79%
(e) MetLife MFS Total Return Series                  0.00%        0.89%  to  1.35%    15.97%  to  15.43%
(e) MetLife Mid Cap Stock Index                      0.00%        0.89%  to  1.35%    33.77%  to  33.16%
(e) MetLife Davis Venture Value Fund                 0.00%        0.89%  to  1.35%    29.71%  to  29.12%
MetLife Davis Venture Value Fund E                   0.27%        1.30%  to  2.35%    29.05%  to  25.13%
(e) MetLife Harris Oakmark Focused Value Fund        0.00%        0.89%  to  1.35%    31.48%  to  30.88%


(e) For the period from May 1, 2003 to December 31, 2003.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual unit fair values are not within the ranges presented.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

/3/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                                                                    (Continued)

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


                                                       As of December 31, 2003
                                              -----------------------------------------
                                                                Unit
                                                            Fair Value/1/    Net Assets
                                                Units    (lowest to highest)   (000)
                                              ---------- ------------------- ----------
MetLife Harris Oakmark Focused Value Fund B   29,524,602 $14.02  to  $13.89   $409,942
MetLife Jennison Growth Portfolio B           18,943,891   9.77  to    9.69    184,023
Van Kampen Emerging Growth Fund                  131,352        4.03               529
Van Kampen Enterprise Fund                        50,200        3.38               170
Van Kampen Growth & Income Fund                   61,622        5.11               315
Federated Equity Income Fund II                   81,743        4.11               336
Federated High Income Bond Fund II                48,364        5.43               263
Federated American Leaders II                    140,461        4.61               647
Federated Growth Strategic Fund II                47,399        4.26               202
Neuberger Berman Genesis Trust                     2,060        8.70                18
Alger American Small Capitalization Fund       9,758,550   6.10  to    6.08     59,470
T Rowe Growth Fund                               171,175       62.15            10,638
T Rowe International Stock Fund                  117,827        8.98             1,058
T Rowe Prime Reserve Fund                         87,209       16.48             1,437
Janus Aspen Worldwide Growth                       1,585        6.06                10
(e) American Global Small Capitalization Fund     77,922  16.85  to   16.42      1,280
(e) American Growth Fund                          59,754 127.74  to  116.56      6,971
(e) American Growth & Income Fund                 53,632  99.40  to   90.71      4,871

                                                      For the Period Ended December 31, 2003
                                              ------------------------------------------------------
                                                                    Expense              Total
                                                Investment         Ratio/3/            Return/4/
                                              Income Ratio/2/ (lowest to highest) (lowest to highest)
                                              --------------  ------------------- -------------------
MetLife Harris Oakmark Focused Value Fund B       0.05%        1.30%  to  2.35%   30.62%  to  26.99%
MetLife Jennison Growth Portfolio B               0.14%        1.30%  to  2.35%   28.02%  to  20.13%
Van Kampen Emerging Growth Fund                   0.00%             1.40%               25.58%
Van Kampen Enterprise Fund                        0.52%             1.40%               24.13%
Van Kampen Growth & Income Fund                   0.87%             1.40%               26.26%
Federated Equity Income Fund II                   1.93%             1.40%               25.51%
Federated High Income Bond Fund II                7.69%             1.40%               20.52%
Federated American Leaders II                     1.69%             1.40%               25.92%
Federated Growth Strategic Fund II                0.00%             1.40%               38.13%
Neuberger Berman Genesis Trust                    0.00%             0.89%               30.49%
Alger American Small Capitalization Fund          0.00%        1.25%  to  1.40%   40.58%  to  40.37%
T Rowe Growth Fund                                0.16%             0.89%               30.06%
T Rowe International Stock Fund                   0.74%             0.89%               30.12%
T Rowe Prime Reserve Fund                         0.69%             0.89%              (0.30%)
Janus Aspen Worldwide Growth                      0.01%             0.89%               22.89%
(e) American Global Small Capitalization Fund     0.07%        0.89%  to  1.35%   52.17%  to  51.47%
(e) American Growth Fund                          0.16%        0.89%  to  1.35%   35.60%  to  34.97%
(e) American Growth & Income Fund                 1.38%        0.89%  to  1.35%   31.25%  to  30.65%


(e) For the period from May 1, 2003 to December 31, 2003.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual unit fair values are not within the ranges presented.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

/3/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


MetLife Investors USA Separate Account A (the Separate Account) sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table displays the financial information for each sub-account offered by the various products in the Separate Account in ranges of lowest to highest values:

                                                                    As of December 31, 2002
                                                           -----------------------------------------
                                                                             Unit
                                                                         Fair Value/1/    Net Assets
                                                             Units    (lowest to highest)   (000)
                                                           ---------- ------------------- ----------
Met Investors Lord Abbett Growth & Income Portfolio        12,846,775 $17.44  to  $55.57   $256,901
Met Investors Lord Abbett Growth & Income Portfolio B       4,763,078  33.02  to   33.48    158,469
(h) Met Investors Lord Abbett Bond Debenture Portfolio         23,392        4.65               109
Met Investors Lord Abbett Bond Debenture Portfolio B        8,449,518  13.54  to   13.73    115,255
Met Investors JP Morgan Quality Bond Portfolio              3,059,939  11.25  to   25.74     38,254
Met Investors Met/Putnam Research Portfolio                 3,520,815   5.52  to    7.02     23,034
Met Investors Met/Putnam Research Portfolio B               4,317,303   6.22  to    6.31     27,062
Met Investors AIM Mid Cap Core Equity Portfolio B           2,416,396   9.57  to    9.68     23,277
Met Investors AIM Small Cap Growth Portfolio B              4,064,765   8.38  to    8.48     34,329
Met Investors Harris Oakmark International Portfolio B      1,441,751   8.74  to    8.84     12,689
(i) Met Investors Third Avenue Small Cap Value Portfolio B  3,106,789   8.19  to    8.24     25,529
Met Investors Oppenheimer Capital Appreciation Portfolio B 15,642,954   6.21  to    6.30     97,837
Met Investors PIMCO Money Market Portfolio B                8,981,636 10.00  to   10.14      90,464
Met Investors Janus Aggressive Growth Portfolio B           7,128,991   5.14  to    5.21     36,902
Met Investors PIMCO Total Return Bond Portfolio             3,311,248   7.66  to    7.73     25,487
Met Investors PIMCO Total Return Bond Portfolio B          21,084,805  11.22  to   11.38    238,271
Met Investors PIMCO Innovation Portfolio B                  3,460,978   2.92  to    2.97     10,196
Met Investors T Rowe Price Mid Cap Growth Portfolio B       9,490,409   4.49  to    4.55     42,935
Met Investors MFS Research International Portfolio B        6,394,788   7.20  to    7.30     46,398
AIM Premier Equity Fund                                       467,409        2.91             1,359
AIM Capital Appreciation Fund                                 213,116        3.35               713
AIM International Growth Fund                                 168,594        3.30               557
AIM Balanced Fund                                             298,328        3.86             1,152
MFS Research Series                                           114,262        3.15               360
MFS Investors Trust Series                                     54,292        3.26               177
MFS New Discovery Series                                       75,459        4.51               340
Oppenheimer Main Street Growth & Income Fund                  436,506        3.40             1,485
Oppenheimer Bond Fund                                          70,085        5.99               420

                                                                     For the Year Ended December 31, 2002
                                                           ---------------------------------------------------------
                                                                                 Expense               Total
                                                             Investment         Ratio/3/             Return/4/
                                                           Income Ratio/2/ (lowest to highest)  (lowest to highest)
                                                           --------------  ------------------- ----------------------
Met Investors Lord Abbett Growth & Income Portfolio            0.91%        0.89%  to  1.40%   (19.09%)  to  (18.67%)
Met Investors Lord Abbett Growth & Income Portfolio B          1.77%        1.30%  to  2.25%   (19.94%)  to  (19.18%)
(h) Met Investors Lord Abbett Bond Debenture Portfolio         0.00%             1.40%                (1.77%)
Met Investors Lord Abbett Bond Debenture Portfolio B           4.91%        1.30%  to  2.25%   (2.79%)  to   (1.86%)
Met Investors JP Morgan Quality Bond Portfolio                 5.20%        0.89%  to  1.40%     7.44%   to    7.99%
Met Investors Met/Putnam Research Portfolio                    0.41%        1.15%  to  1.40%   (21.71%)  to  (21.52%)
Met Investors Met/Putnam Research Portfolio B                  0.69%        1.30%  to  2.25%   (22.58%)  to  (21.84%)
Met Investors AIM Mid Cap Core Equity Portfolio B              0.02%        1.30%  to  2.25%   (12.80%)  to  (11.97%)
Met Investors AIM Small Cap Growth Portfolio B                 0.00%        1.30%  to  2.25%   (29.12%)  to  (28.44%)
Met Investors Harris Oakmark International Portfolio B         0.24%        1.30%  to  2.25%   (19.92%)  to  (19.15%)
(i) Met Investors Third Avenue Small Cap Value Portfolio B     0.39%        1.30%  to  2.25%   (18.14%)  to  (17.62%)
Met Investors Oppenheimer Capital Appreciation Portfolio B     0.01%        1.30%  to  2.25%   (26.41%)  to  (25.71%)
Met Investors PIMCO Money Market Portfolio B                   1.02%        1.30%  to  2.25%   (1.15%)  to   (0.21%)
Met Investors Janus Aggressive Growth Portfolio B              0.01%        1.30%  to  2.25%   (29.44%)  to  (28.77%)
Met Investors PIMCO Total Return Bond Portfolio                0.00%        1.15%  to  1.40%     8.04%   to    8.31%
Met Investors PIMCO Total Return Bond Portfolio B              0.00%        1.30%  to  2.25%     6.86%   to    7.88%
Met Investors PIMCO Innovation Portfolio B                     0.00%        1.30%  to  2.25%   (51.83%)  to  (51.37%)
Met Investors T Rowe Price Mid Cap Growth Portfolio B          0.00%        1.30%  to  2.25%   (45.29%)  to  (44.76%)
Met Investors MFS Research International Portfolio B           0.24%        1.30%  to  2.25%   (13.77%)  to  (12.94%)
AIM Premier Equity Fund                                        0.31%             1.40%                (31.23%)
AIM Capital Appreciation Fund                                  0.00%             1.40%                (25.41%)
AIM International Growth Fund                                  0.55%             1.40%                (16.85%)
AIM Balanced Fund                                              2.34%             1.40%                (18.25%)
MFS Research Series                                            0.28%             1.40%                (25.59%)
MFS Investors Trust Series                                     0.56%             1.40%                (22.06%)
MFS New Discovery Series                                       0.00%             1.40%                (32.58%)
Oppenheimer Main Street Growth & Income Fund                   0.81%             1.40%                (19.93%)
Oppenheimer Bond Fund                                          7.68%             1.40%                 7.56%

(h) For the period from April 26, 2002 to December 31, 2002.
(i) For the period from May 1, 2002 to December 31, 2002.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, with the lowest value representing the lowest unit fair value of all products offered and the highest unit fair value representing the highest unit fair value of all products offered.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account subaccounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account subaccounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account subaccount invests. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/3/ These ratios represent the annualized contract expenses of the Separate
    Account subaccounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


                                                       As of December 31, 2002
                                              -----------------------------------------
                                                                Unit
                                                            Fair Value/1/    Net Assets
                                                Units    (lowest to highest)   (000)
                                              ---------- ------------------- ----------
Oppenheimer Strategic Bond Fund                   43,633       $5.69          $    248
Oppenheimer Main Street Small Cap Growth Fund     24,139        5.11               123
Oppenheimer Money Fund                           167,544        5.43               910
Fidelity Asset Manager Portfolio              20,018,998   8.07  to   8.16     162,779
Fidelity Growth Portfolio                     24,650,187   8.94  to   9.05     222,487
Fidelity Contrafund Portfolio                 19,592,405   5.74  to  10.37     200,853
Fidelity Overseas Portfolio                    1,914,131   5.00  to   5.78      10,274
Fidelity Equity-Income Portfolio               2,727,566        8.30            22,635
Fidelity Index 500 Portfolio                  20,168,826  10.00  to  10.06     202,227
Fidelity Money Market Portfolio                4,525,655   6.78  to   7.07      30,913
Scudder I International Portfolio              2,973,433   5.38  to   5.39      16,027
MetLife Janus Mid Cap Portfolio                  486,103        1.45               704
MetLife Russell 2000 Index Portfolio             105,781        3.58               378
MetLife Putnam International Stock Portfolio      97,675        2.83               277
MetLife Met/Putnam Voyager Portfolio A           192,732        1.69               326
MetLife Stock Index Portfolio B                5,021,812   8.20  to   8.30      41,490
MetLife Davis Venture Value Fund E            15,486,565   8.26  to   8.37     128,845
MetLife Harris Oakmark Focused Value Fund B   10,685,241  10.59  to  10.73     113,939
(i) MetLife Jennison Growth Portfolio B        5,519,181   7.58  to   7.63      42,026
Van Kampen Emerging Growth Fund                  142,960        3.21               459
Van Kampen Enterprise Fund                        56,973        2.73               155
(i) Van Kampen Growth & Income Fund               54,474        4.05               221
Federated Equity Income Fund II                   91,827        3.28               301
Federated High Income Bond Fund II                54,149        4.51               244
Federated American Leaders II                    162,190       $3.66               594
Federated Growth Strategic Fund II                51,227        3.09               158
Neuberger Genesis Trust                          479,091        6.66             3,193
Alger Small Capitalization Fund                9,818,127   4.33  to   4.34      42,604
T Rowe Price Growth Fund                         585,362       47.78            27,969
T Rowe Price International Stock Fund            634,123        6.90             4,375
T Rowe Price Prime Reserve Fund                  111,278       16.52             1,839
Janus Aspen Worldwide Growth                   1,049,176        4.93             5,172

                                                        For the Year Ended December 31, 2002
                                              ---------------------------------------------------------
                                                                    Expense               Total
                                                Investment         Ratio/3/             Return/4/
                                              Income Ratio/2/ (lowest to highest)  (lowest to highest)
                                              --------------  ------------------- ----------------------
Oppenheimer Strategic Bond Fund                    8.38%            1.40%                 5.95%
Oppenheimer Main Street Small Cap Growth Fund      0.00%            1.40%                (16.92%)
Oppenheimer Money Fund                             1.47%            1.40%                  /5/
Fidelity Asset Manager Portfolio                   4.00%       0.89%  to  1.40%   (10.00%)  to   (9.54%)
Fidelity Growth Portfolio                          0.25%       0.89%  to  1.40%   (31.08%)  to  (30.73%)
Fidelity Contrafund Portfolio                      0.82%       0.89%  to  1.40%   (10.61%)  to  (10.15%)
Fidelity Overseas Portfolio                        0.84%       1.15%  to  1.40%   (21.39%)  to  (21.19%)
Fidelity Equity-Income Portfolio                   1.84%            1.40%                (18.10%)
Fidelity Index 500 Portfolio                       1.31%       0.89%  to  1.40%   (23.33%)  to  (22.94%)
Fidelity Money Market Portfolio                    1.70%       0.89%  to  1.40%     0.28%   to    0.79%
Scudder I International Portfolio                  0.84%       1.35%  to  1.40%   (19.50%)  to  (19.46%)
MetLife Janus Mid Cap Portfolio                    0.00%            1.40%                (29.98%)
MetLife Russell 2000 Index Portfolio               0.61%            1.40%                (21.57%)
MetLife Putnam International Stock Portfolio       0.88%            1.40%                (18.64%)
MetLife Met/Putnam Voyager Portfolio A             0.00%            1.40%                (29.90%)
MetLife Stock Index Portfolio B                    0.56%       1.30%  to  2.25%   (24.24%)  to  (23.52%)
MetLife Davis Venture Value Fund E                 0.65%       1.30%  to  2.25%   (18.41%)  to  (17.63%)
MetLife Harris Oakmark Focused Value Fund B        0.12%       1.30%  to  2.25%   (10.33%)  to  (11.09%)
(i) MetLife Jennison Growth Portfolio B            0.00%       1.30%  to  2.25%   (24.15%)  to  (23.67%)
Van Kampen Emerging Growth Fund                    0.37%            1.40%                (33.43%)
Van Kampen Enterprise Fund                         0.50%            1.40%                (30.31%)
(i) Van Kampen Growth & Income Fund                0.00%            1.40%                (15.69%)
Federated Equity Income Fund II                    2.13%            1.40%                (21.84%)
Federated High Income Bond Fund II                10.55%            1.40%                (0.02%)
Federated American Leaders II                      1.26%            1.40%                (21.33%)
Federated Growth Strategic Fund II                 0.00%            1.40%                (27.37%)
Neuberger Genesis Trust                            0.00%            0.89%                (3.85%)
Alger Small Capitalization Fund                    0.00%       1.25%  to  1.40%   (27.25%)  to  (27.21%)
T Rowe Price Growth Fund                           0.18%            0.89%                (23.68%)
T Rowe Price International Stock Fund              1.07%            0.89%                (18.91%)
T Rowe Price Prime Reserve Fund                    1.39%            0.89%                  /5/
Janus Aspen Worldwide Growth                       0.86%            0.89%                (26.16%)

(i) For the period from May 1, 2002 to December 31, 2002.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, with the lowest value representing the lowest unit fair value of all products offered and the highest unit fair value representing the highest unit fair value of all products offered.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account subaccounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account subaccounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account subaccount invests. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/3/ These ratios represent the annualized contract expenses of the Separate
    Account subaccounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

/5/ This information is not available.

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


MetLife Investors USA Separate Account A (the Separate Account) sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table displays the financial information for each sub-account offered by the various products in the Separate Account in ranges of lowest to highest values:

                                                                             As of December 31, 2001
                                                                    -----------------------------------------
                                                                                      Unit
                                                                                  Fair Value/1/    Net Assets
                                                                      Units    (lowest to highest)   (000)
                                                                    ---------- ------------------- ----------
Accumulation units:
   (k) Met Investors Lord Abbett Growth & Income Portfolio          13,056,744 $21.56  to  $68.33   $325,654
   (j) Met Investors Lord Abbett Growth & Income Portfolio B           829,894 41.18  to   41.43      34,277
   (j) Met Investors Lord Abbett Bond Debenture Portfolio B            949,659 13.91  to   13.99      13,246
  Met Investors JP Morgan Quality Bond Portfolio                     2,400,419 10.47  to   23.83      27,978
   (l) Met Investors Met/Putnam Research Portfolio                   4,271,829  7.05  to    8.94      35,502
   (l) Met Investors Met/Putnam Research Portfolio B                 1,148,099  8.03  to    8.07       9,240
   (m) Met Investors AIM Mid Cap Core Equity Portfolio B                91,975 10.97  to   10.99       1,010
   (m) Met Investors AIM Small Cap Growth Portfolio B                  119,269 11.83  to   11.86       1,413
   (m) Met Investors Harris Oakmark International Portfolio B           20,012 10.91  to   10.94         219
   (j) Met Investors Oppenheimer Capital Appreciation Portfolio B    2,574,330  8.42  to    8.47      21,746
   (j) Met Investors PIMCO Money Market Portfolio B                  2,040,930 10.10  to   10.16      20,681
   (j) Met Investors Janus Aggressive Growth Portfolio B             1,408,153  7.27  to    7.31      10,268
   (n) Met Investors PIMCO Total Return Bond Portfolio               3,960,781  7.09  to    7.14      28,189
   (j) Met Investors PIMCO Total Return Bond Portfolio B             2,425,689 10.48  to   10.54      25,502
   (j) Met Investors PIMCO Innovation Portfolio B                      719,543  6.06  to    6.10       4,375
   (j) Met Investors T Rowe Price Mid Cap Growth Portfolio B         1,668,902  8.19  to    8.24      13,714
   (j) Met Investors MFS Research International Portfolio B            916,898  8.34  to    8.39       7,667
  AIM Premier Equity Fund                                              544,055        4.23             2,300
  AIM Capital Appreciation Fund                                        236,958        4.49             1,063
  AIM International Growth Fund                                        189,032        3.97               750
  AIM Balanced Fund                                                    334,293        4.73             1,580
  MFS Research Series                                                  126,396        4.23               535
  MFS Investors Trust Series                                            60,869        4.18               254
  MFS New Discovery Series                                              90,551        6.69               606
  Oppenheimer Main Street Growth & Income Fund                         552,681        4.25             2,349

                                                                              For the Year Ended December 31, 2001
                                                                    ---------------------------------------------------------
                                                                                          Expense               Total
                                                                      Investment         Ratio/3/             Return/4/
                                                                    Income Ratio/2/ (lowest to highest)  (lowest to highest)
                                                                    --------------  ------------------- ----------------------
Accumulation units:
   (k) Met Investors Lord Abbett Growth & Income Portfolio              0.95%        0.89%  to  1.40%    (7.24%)  to   (6.56%)
   (j) Met Investors Lord Abbett Growth & Income Portfolio B            0.17%        1.30%  to  2.25%    (8.09%)  to   (7.21%)
   (j) Met Investors Lord Abbett Bond Debenture Portfolio B             1.47%        1.30%  to  2.25%     1.17%   to    2.14%
  Met Investors JP Morgan Quality Bond Portfolio                        4.86%        0.89%  to  1.40%     5.33%   to    6.10%
   (l) Met Investors Met/Putnam Research Portfolio                      0.07%        1.15%  to  1.40%     7.00%   to    7.00%
   (l) Met Investors Met/Putnam Research Portfolio B                    0.44%        1.30%  to  2.25%    (1.54%)  to   (0.81%)
   (m) Met Investors AIM Mid Cap Core Equity Portfolio B                0.05%        1.30%  to  2.25%     9.70%   to    9.94%
   (m) Met Investors AIM Small Cap Growth Portfolio B                   0.00%        1.30%  to  2.25%    18.30%   to   18.55%
   (m) Met Investors Harris Oakmark International Portfolio B           0.08%        1.30%  to  2.25%     9.15%   to    9.38%
   (j) Met Investors Oppenheimer Capital Appreciation Portfolio B       0.07%        1.30%  to  2.25%    (1.73%)  to   (1.00%)
   (j) Met Investors PIMCO Money Market Portfolio B                     1.02%        1.30%  to  2.25%     0.66%   to    1.29%
   (j) Met Investors Janus Aggressive Growth Portfolio B                0.00%        1.30%  to  2.25%    (9.72%)  to   (9.05%)
   (n) Met Investors PIMCO Total Return Bond Portfolio                  0.88%        1.15%  to  1.40%    (0.31%)  to   (0.25%)
   (j) Met Investors PIMCO Total Return Bond Portfolio B                2.47%        1.30%  to  2.25%     3.00%   to    3.77%
   (j) Met Investors PIMCO Innovation Portfolio B                       0.00%        1.30%  to  2.25%   (16.33%)  to  (15.70%)
   (j) Met Investors T Rowe Price Mid Cap Growth Portfolio B            0.00%        1.30%  to  2.25%     1.03%   to    1.78%
   (j) Met Investors MFS Research International Portfolio B             0.13%        1.30%  to  2.25%    (5.45%)  to   (4.75%)
  AIM Premier Equity Fund                                               0.14%             1.40%                (11.93%)
  AIM Capital Appreciation Fund                                         0.00%             1.40%                (11.93%)
  AIM International Growth Fund                                         0.34%             1.40%                (11.93%)
  AIM Balanced Fund                                                     1.91%             1.40%                (11.93%)
  MFS Research Series                                                   1.16%             1.40%                (11.93%)
  MFS Investors Trust Series                                            0.57%             1.40%                (11.93%)
  MFS New Discovery Series                                              3.11%             1.40%                (11.93%)
  Oppenheimer Main Street Growth & Income Fund                          0.53%             1.40%                (11.93%)

(j) For the period from March 21, 2001 to December 31, 2001.
(k) For the period from February 21, 2001 to December 31, 2001.
(l) For the period from March 19, 2001 to December 31, 2001.
(m) For the period from October 9, 2001 to December 31, 2001.
(n) For the period from October 15, 2001 to December 31, 2001.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, with the lowest value representing the lowest unit fair value of all products offered and the highest unit fair value representing the highest unit fair value of all products offered.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account subaccounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account subaccounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account subaccount invests. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/3/ These ratios represent the annualized contract expenses of the Separate
    Account subaccounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             FINANCIAL HIGHLIGHTS


                                                          As of December 31, 2001
                                                 -----------------------------------------
                                                                   Unit
                                                                Fair Value*     Net Assets
                                                   Units    (lowest to highest)   (000)
                                                 ---------- ------------------- ----------
  Oppenheimer Bond Fund                              66,734       $5.57          $    372
  Oppenheimer Strategic Bond Fund                    60,360        5.37               324
  Oppenheimer Main Street Small Cap Growth Fund      26,017        6.15               160
  Oppenheimer Money Fund                            164,326        5.43               892
  Fidelity Asset Manager Portfolio               21,022,339   8.94  to   9.06     189,787
  Fidelity Growth Portfolio                      25,015,822  12.91  to  13.12     327,268
  Fidelity Contrafund Fund                       19,181,427   6.39  to  11.59     219,635
  Fidelity Overseas Portfolio                     2,228,327   6.34  to   7.35      15,199
  Fidelity Equity-Income Portfolio                3,242,873       10.13            32,860
  Fidelity Index 500 Portfolio                   19,727,766  13.03  to  13.12     257,801
  Fidelity Money Market Portfolio                 5,072,413   6.76  to   7.02      34,519
  Scudder I International Portfolio               2,560,863   6.68  to   6.69      17,139
  MetLife Janus Mid Cap Portfolio                   501,084        2.07             1,036
MetLife Russell 2000 Index Portfolio                 89,476        4.56               408
MetLife Putnam International Stock Portfolio         94,368        3.48               329
MetLife Met/Putnam Voyager Portfolio A              190,680        2.42               461
(j) MetLife Stock Index B                           166,446  10.83  to  10.85       1,805
(j) MetLife Davis Venture Value Fund E            2,649,034  10.11  to  10.16      26,848
(j) MetLife Harris Oakmark Focused Value Fund B   1,863,945  11.89  to  11.96      22,223
MetLife Loomis Sayles High Yield Bond                17,973        4.66                84
Van Kampen Emerging Growth Fund                     174,665        4.82               842
Van Kampen Enterprise Fund                           68,149        3.91               267
Van Kampen Strategic Stock Fund                      60,282        4.73               285
Federated Equity Income Fund II                     116,932        4.19               490
Federated High Income Bond Fund II                   60,212        4.51               271
Federated American Leaders II                       249,732        4.65             1,162
Federated Growth Strategic Fund II                   55,308        4.25               235
Neuberger Genesis Trust                             478,656        6.93             3,318
Neuberger Partners                                  295,027        5.36             1,583
Alger Small Capitalization Fund                   9,374,497   5.95  to   5.96      55,888
T Rowe Growth Fund                                  656,181       62.61            41,080
T Rowe International Stock Fund                     664,996        8.51             5,658
T Rowe Prime Reserve Fund                            91,744       16.44             1,508
Janus Aspen Worldwide Growth                      1,246,925        6.68             8,326

                                                           For the Year Ended December 31, 2001
                                                 ---------------------------------------------------------
                                                                      Expense               Total
                                                   Investment        Ratio***            Return****
                                                 Income Ratio** (lowest to highest)  (lowest to highest)
                                                 -------------- ------------------- ----------------------
  Oppenheimer Bond Fund                               7.36%           1.40%                (11.93%)
  Oppenheimer Strategic Bond Fund                     2.21%           1.40%                (11.93%)
  Oppenheimer Main Street Small Cap Growth Fund       0.00%           1.40%                (11.93%)
  Oppenheimer Money Fund                              3.88%           1.40%                (11.93%)
  Fidelity Asset Manager Portfolio                    4.32%      0.89%  to  1.40%    (6.25%)  to   (4.95%)
  Fidelity Growth Portfolio                           0.08%      0.89%  to  1.40%   (18.67%)  to  (15.40%)
  Fidelity Contrafund Fund                            0.78%      0.89%  to  1.40%   (15.42%)  to   (7.08%)
  Fidelity Overseas Portfolio                         5.65%      1.15%  to  1.40%   (22.53%)  to  (21.26%)
  Fidelity Equity-Income Portfolio                    5.65%           1.40%                (0.96%)
  Fidelity Index 500 Portfolio                        1.19%      0.89%  to  1.40%   (13.79%)  to  (11.98%)
  Fidelity Money Market Portfolio                     4.05%      0.89%  to  1.40%     2.59%   to     7.92%
  Scudder I International Portfolio                   0.41%      1.35%  to  1.40%    (8.07%)  to   (3.38%)
  MetLife Janus Mid Cap Portfolio                     0.00%           1.40%                (38.21%)
MetLife Russell 2000 Index Portfolio                  0.26%           1.40%                (0.55%)
MetLife Putnam International Stock Portfolio          0.28%           1.40%                (21.72%)
MetLife Met/Putnam Voyager Portfolio A                0.00%           1.40%                (31.81%)
(j) MetLife Stock Index B                             0.00%      1.30%  to  2.25%   (15.49%)  to  (14.68%)
(j) MetLife Davis Venture Value Fund E                0.00%      1.30%  to  2.25%   (13.19%)  to  (12.36%)
(j) MetLife Harris Oakmark Focused Value Fund B       0.00%      1.30%  to  2.25%    24.59%   to   25.79%
MetLife Loomis Sayles High Yield Bond                13.15%           1.40%                (2.68%)
Van Kampen Emerging Growth Fund                       0.00%           1.40%                 7.33%
Van Kampen Enterprise Fund                            0.18%           1.40%                (7.70%)
Van Kampen Strategic Stock Fund                       0.00%           1.40%                (10.30%)
Federated Equity Income Fund II                       1.76%           1.40%                (11.74%)
Federated High Income Bond Fund II                   11.35%           1.40%                (0.75%)
Federated American Leaders II                         1.29%           1.40%                (6.74%)
Federated Growth Strategic Fund II                    1.75%           1.40%                (20.15%)
Neuberger Genesis Trust                               0.00%           0.89%                 1.24%
Neuberger Partners                                    0.19%           0.89%                (2.45%)
Alger Small Capitalization Fund                       0.05%      1.35%  to  1.40%   (23.58%)  to  (23.56%)
T Rowe Growth Fund                                    0.19%           0.89%                (2.53%)
T Rowe International Stock Fund                       1.55%           0.89%                (22.60%)
T Rowe Prime Reserve Fund                             3.83%           0.89%                 3.02%
Janus Aspen Worldwide Growth                          0.48%           0.89%                (23.37%)


(j) For the period from March 21, 2001 to December 31, 2001.

/1/ Unit fair value amounts are presented as a range of minimum to maximum values, with the lowest value representing the lowest unit fair value of all products offered and the highest unit fair value representing the highest unit fair value of all products offered.

/2/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account subaccounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account subaccounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account subaccount invests. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/3/ These ratios represent the annualized contract expenses of the Separate
    Account subaccounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/4/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                    METLIFE INVESTORS USA INSURANCE COMPANY
         (a wholly owned subsidiary of MetLife Investors Group, Inc.)
                             FINANCIAL STATEMENTS
                       December 31, 2004, 2003 and 2002
                                      and
                         Independent Auditors' Report

      INDEPENDENT AUDITORS REPORT

      To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

      We have audited the accompanying balance sheets of MetLife Investors USA Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company as of December 31, 2004 and 2003, and the results of their operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

      DELOITTE & TOUCHE LLP


      Certified Public Accountants
      Tampa, Florida
      April 25, 2005

                       METLIFE INVESTORS USA INSURANCE COMPANY
                                   BALANCE SHEETS
                             DECEMBER 31, 2004 AND 2003
               (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                  2004        2003
                                                                                               ----------- -----------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value (amortized cost $3,346,410 and $3,413,677,
   respectively)                                                                               $ 3,443,051 $ 3,522,671
 Equity securities, at fair value (cost $0 and $1,660, respectively)                                     7       2,027
 Mortgage loans on real estate                                                                     402,057     431,973
 Policy loans                                                                                       34,959      35,768
 Other limited partnership interests                                                                 4,307       4,124
 Short-term investments                                                                            130,374     137,295
 Other invested assets                                                                                 264       7,662
                                                                                               ----------- -----------
   Total investments                                                                             4,015,019   4,141,520
Cash and cash equivalents                                                                          144,288     199,952
Accrued investment income                                                                           40,814      40,540
Premiums and other receivables                                                                   1,131,810      45,526
Deferred policy acquisition costs                                                                  677,625     502,249
Current income taxes receivable                                                                    170,344      37,585
Deferred income taxes receivable                                                                         -      22,786
Other assets                                                                                       145,542      97,746
Separate account assets                                                                         10,290,845   6,368,724
                                                                                               ----------- -----------
   Total assets                                                                                $16,616,287 $11,456,628
                                                                                               =========== ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                                        $   141,393 $   124,998
 Policyholder account balances                                                                   4,590,613   3,769,822
 Other policyholder funds                                                                            7,162       3,755
 Long-term debt                                                                                     35,000      35,000
 Deferred income taxes payable                                                                      79,122           -
 Payables under securities loaned transactions                                                     789,986     667,853
 Other liabilities                                                                                  55,982     183,279
 Separate account liabilities                                                                   10,290,845   6,368,724
                                                                                               ----------- -----------
   Total liabilities                                                                            15,990,103  11,153,431
                                                                                               ----------- -----------

Stockholder's Equity:
Preferred stock, par value $1.00 per share; 200,000 shares
   authorized, issued and outstanding                                                                  200         200
Common stock, par value $200.00 per share; 15,000 shares authorized;
   11,000 shares issued and outstanding                                                              2,300       2,300
Additional paid-in capital                                                                         398,047      98,047
Retained earnings                                                                                  190,130     163,383
Accumulated other comprehensive income                                                              35,507      39,267
                                                                                               ----------- -----------
   Total stockholder's equity                                                                      626,184     303,197
                                                                                               ----------- -----------
   Total liabilities and stockholder's equity                                                  $16,616,287 $11,456,628
                                                                                               =========== ===========

                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
                                STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                   2004      2003      2002
                                                                 --------  --------  --------
REVENUES
Premiums                                                         $  8,668  $  5,788  $ 23,961
Universal life and investment-type product policy fees            158,657    88,441    33,761
Net investment income                                             207,400   199,039   173,387
Other revenues                                                     25,866       278       792
Net investment (losses)                                            (9,286)  (10,009)  (36,177)
                                                                 --------  --------  --------
   Total revenues                                                 391,305   283,537   195,724
                                                                 --------  --------  --------

EXPENSES
Policyholder benefits and claims                                   18,372     7,256    30,968
Interest credited to policyholder account balances                152,939   146,146   122,802
Other expenses                                                    178,469    74,458    59,947
                                                                 --------  --------  --------
   Total expenses                                                 349,780   227,860   213,717
                                                                 --------  --------  --------

Income (loss) before provision (benefit) for income taxes          41,525    55,677   (17,993)
Provision (benefit) for income taxes                               16,846    18,295    (9,034)
                                                                 --------  --------  --------
Income (loss) before cumulative effect of a change in accounting   24,679    37,382    (8,959)
Cumulative effect of a change in accounting, net of income taxes    2,068         -         -
                                                                 --------  --------  --------
Net income (loss)                                                $ 26,747  $ 37,382  $ (8,959)
                                                                 ========  ========  ========



                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
                         STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                                       ACCUMULATED
                                                                 ADDITIONAL               OTHER
                                                PREFERRED COMMON  PAID-IN   RETAINED  COMPREHENSIVE
                                                  STOCK   STOCK   CAPITAL   EARNINGS  INCOME (LOSS)   TOTAL
                                                --------- ------ ---------- --------  ------------- --------
Balance at January 1, 2002                        $200    $2,300  $ 48,047  $134,960     $ 6,101    $191,608
Comprehensive income:
 Net loss                                                                     (8,959)                 (8,959)
 Other comprehensive income (loss):
   Unrealized investment gains, net of related
     offsets, reclassification adjustments and
     income taxes                                                                         25,111      25,111
                                                                                                    --------
 Comprehensive income                                                                                 16,152
                                                ------------------------------------------------------------
Balance at December 31, 2002                       200     2,300    48,047   126,001      31,212     207,760
 Capital contribution                                               50,000                            50,000
Comprehensive income:
 Net income                                                                   37,382                  37,382
 Other comprehensive income (loss):
   Unrealized investment gains, net of related
     offsets, reclassification adjustments and
     income taxes                                                                          8,055       8,055
                                                                                                    --------
 Comprehensive income                                                                                 45,437
                                                ------------------------------------------------------------
Balance at December 31, 2003                       200     2,300    98,047   163,383      39,267     303,197
 Capital contribution                                              300,000                           300,000
Comprehensive income:
 Net income                                                                   26,747                  26,747
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net
     of related offsets, reclassification
     adjustments and income taxes                                                         (3,760)     (3,760)
                                                                                                    --------
 Comprehensive income                                                                                 22,987
                                                ------------------------------------------------------------
Balance at December 31, 2004                      $200    $2,300  $398,047  $190,130     $35,507    $626,184
                                                ============================================================


                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
                              STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                                              2004         2003         2002
                                                                                          -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                         $    26,747  $    37,382  $    (8,959)
 Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated with investments, net        20,605       16,768        4,930
   Losses from sale of investments, net                                                         9,291       10,009       36,177
   Interest credited to other policyholder account balances                                   152,939      146,146      122,802
   Universal life and investment-type product policy fees                                    (158,657)     (88,441)     (33,761)
   Change in accrued investment income                                                           (274)      (8,375)      (5,275)
   Change in premiums and other receivables                                                (1,076,745)      (4,970)       3,304
   Change in deferred policy acquisition costs, net                                          (165,202)    (237,450)    (126,822)
   Change in insurance-related liabilities                                                     16,867        6,058       10,859
   Change in income taxes payable                                                             (28,826)     (52,649)     (42,048)
   Change in other assets                                                                     139,479       57,529       16,600
   Change in other liabilities                                                               (137,067)      21,011       53,133
 Other, net                                                                                       361          224
                                                                                          -----------  -----------  -----------
Net cash (used in) provided by operating activities                                        (1,200,482)     (96,758)      30,940
                                                                                          -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
 Sales, maturities and repayments of:
   Fixed maturities                                                                         1,521,382    1,490,770      819,352
   Equity securities                                                                            1,828          353            -
   Mortgage loans on real estate                                                               72,211       54,189       20,428
 Purchases of:
   Fixed maturities                                                                        (1,481,828)  (2,418,070)  (1,536,851)
   Equity securities                                                                              (86)         (19)        (299)
   Mortgage loans on real estate                                                              (41,652)     (49,869)     (29,785)
   Other limited partnership interests                                                           (543)           -       (4,348)
 Net change in short-term investments                                                           6,916      (73,953)     (53,503)
 Net change in policy loans                                                                       809        2,165        1,354
 Net change in payable under securities loaned transactions                                   122,133      443,284      224,569
 Net change in other invested assets                                                            1,489       (5,630)       7,482
 Other, net                                                                                       (10)           -            -
                                                                                          -----------  -----------  -----------
Net cash provided by (used in) investing activities                                           202,649     (556,780)    (551,601)
                                                                                          -----------  -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Policyholder account balances:
   Deposits                                                                                 4,540,629    4,333,503    1,944,211
   Withdrawals                                                                             (3,898,460)  (3,571,465)  (1,532,552)
 Capital contribution from the Parent Company                                                 300,000       50,000            -
                                                                                          -----------  -----------  -----------
Net cash provided by financing activities                                                     942,169      812,038      411,659
                                                                                          -----------  -----------  -----------
Change in cash and cash equivalents                                                           (55,664)     158,500     (109,002)
Cash and cash equivalents, beginning of year                                                  199,952       41,452      150,454
                                                                                          -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                    $   144,288  $   199,952  $    41,452
                                                                                          ===========  ===========  ===========
Supplemental disclosures of cash flow information:
 Net cash paid (refunded) during the year for:
   Interest                                                                               $     1,501  $     2,049  $     1,640
                                                                                          ===========  ===========  ===========
   Income taxes                                                                           $    (1,623) $   (12,260) $    28,256
                                                                                          ===========  ===========  ===========

                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
                            NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BUSINESS

      MetLife Investors USA Insurance Company (the "Company"), a Delaware domiciled life insurance company is a wholly owned subsidiary of MetLife Investors Group, Inc. ("MLIG"). MLIG is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life insurance policies and variable and fixed annuity contracts.

      BASIS OF PRESENTATION

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most significant estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) the fair value of and accounting for derivatives; (iv) the capitalization and amortization of deferred policy acquisition costs ("DAC"); (v) the liability for future policyholder benefits; (vi) the liability for litigation and regulatory matters; and
      (vii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgements are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from those estimates.

      The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

      Certain amounts in the prior years' financial statements have been reclassified to conform with the 2004 presentation.

      INVESTMENTS

      The Company's principal investments are in fixed maturities and mortgage loans, both of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

      Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for recovery of its value to an amount equal or greater than the cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

      The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturities and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period that determination is made. These adjustments are recorded as investment losses.

      The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

      Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Other invested assets, which are primarily made up of collateral received under interest rate swap transactions, are reported at their estimated fair value.

      DERIVATIVE FINANCIAL INSTRUMENTS

      The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the financial statements. Accounting for derivatives is complex, as evidenced by significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

      Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance Derivatives Use Plan approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses).

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in Net investment gains (losses).

      Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

      In a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

      When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

      The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses). The Company did not have any embedded derivatives during the years ended December 31, 2004, 2003, and 2002.

      CASH AND CASH EQUIVALENTS

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      DEFERRED POLICY ACQUISITION COSTS

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

      Costs, which consist principally of commissions, and policy issue expenses, are amortized with interest over the expected life of the contract for universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins, and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

      Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

      Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 11%.

      Policyholder account balances relate to investment-type contracts. Investment-type contracts principally include traditional fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 9%, less expenses, mortality charges, and withdrawals.

      The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The

      Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

      RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      OTHER REVENUES

      Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      INCOME TAXES

      The Company applies the concepts of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, which establishes deferred income tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred income tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      REINSURANCE

      The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

      SEPARATE ACCOUNTS

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's separate accounts.

      The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

      APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

      In December 2004, the FASB issued SFAS No. 153, EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's financial statements at the date of adoption.

      Effective March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its financial statements.

      Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(B) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity contracts by approximately $2,068 thousand net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $2,908 thousand, including the cumulative effect of adoption.

      In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 did not have a significant impact on the Company's financial statements.


      Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its financial statements.

      During 2003, the Company adopted FASB Interpretation No. 46 CONSOLIDATION OF VARIABLE INTEREST ENTITIES--AN INTERPRETATION OF ARB NO. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated, in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING). The Company's activities subject to this guidance have not been significant.

      Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2002, the Company adopted SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS--REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a significant impact on the Company's financial statements.

2.  INVESTMENTS

      FIXED MATURITIES AND EQUITY SECURITIES

      Fixed maturities and equity securities at December 31, 2004 were as follows:

                                              COST OR   GROSS UNREALIZED ESTIMATED
                                             AMORTIZED  ----------------   FAIR
                                               COST       GAIN    LOSS     VALUE
                                             ---------- -------- ------- ----------
                                                     (DOLLARS IN THOUSANDS)
Fixed Maturities:
  U.S treasury/agency securities             $  202,561 $  1,663 $   645 $  203,579
  State and political subdivision securities     11,097       15      73     11,039
  U.S. corporate securities                   1,339,984   64,563   5,565  1,398,982
  Foreign government securities                  69,810    6,532     668     75,674
  Foreign corporate securities                  338,621   25,757   1,364    363,014
  Residential mortgage-backed securities        753,907    5,572   2,478    757,001
  Commercial mortgage-backed securities         274,820    2,389   1,516    275,693
  Asset-backed securities                       355,610    3,343     884    358,069
                                             ---------- -------- ------- ----------
    Total fixed maturities                   $3,346,410 $109,834 $13,193 $3,443,051
                                             ========== ======== ======= ==========
Equity Securities:
  Common stocks                              $        - $      7 $     - $        7
                                             ========== ======== ======= ==========

      Fixed maturities and equity securities at December 31, 2003 were as follows:

                                              COST OR   GROSS UNREALIZED ESTIMATED
                                             AMORTIZED  ----------------   FAIR
                                               COST       GAIN    LOSS     VALUE
                                             ---------- -------- ------- ----------
                                                     (DOLLARS IN THOUSANDS)
Fixed Maturities:
  U.S treasury/agency securities             $   57,399 $  2,886 $    75 $   60,210
  State and political subdivision securities      9,979       21       -     10,000
  U.S. corporate securities                   1,423,547   76,237   5,405  1,494,379
  Foreign government securities                  74,431    6,311   2,153     78,589
  Foreign corporate securities                  337,736   25,826   1,626    361,936
  Residential mortgage-backed securities        832,042    7,753   6,323    833,472
  Commercial mortgage-backed securities         320,465    3,485   2,698    321,252
  Asset-backed securities                       358,078    6,381   1,626    362,833
                                             ---------- -------- ------- ----------
    Total fixed maturities                   $3,413,677 $128,900 $19,906 $3,522,671
                                             ========== ======== ======= ==========
Equity Securities:
  Common stocks                              $    1,660 $    367 $     - $    2,027
                                             ========== ======== ======= ==========

      The Company held foreign currency derivatives with notional amounts of $17,909 thousand to hedge the exchange rate risk associated with foreign bonds and loans for years ended December 31, 2004 and 2003, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $213,323 thousand and $247,679 thousand at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $14,611 thousand and $12,569 thousand at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $2,852 thousand and $2,070 thousand, at December 31, 2004 and 2003, respectively.

      The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    COST OR    ESTIMATED
                                                   AMORTIZED     FAIR
                                                     COST        VALUE
                                                   ----------  ----------
                                                   (DOLLARS IN THOUSANDS)
       Due in one year or less                     $  160,329  $  161,917
       Due after one year through five years          959,008     982,664
       Due after five years through ten years         545,411     575,858
       Due after ten years                            297,325     331,849
                                                   ----------  ----------
           Subtotal                                 1,962,073   2,052,288
       Mortgage-backed and asset-backed securities  1,384,337   1,390,763
                                                   ----------  ----------
           Total bonds                             $3,346,410  $3,443,051
                                                   ==========  ==========

      Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales or disposals of fixed maturities and equity securities classified as available-for sale were as follows:

                                       YEARS ENDED DECEMBER 31,
                                     ----------------------------
                                       2004      2003      2002
                                     --------  --------  --------
                                        (DOLLARS IN THOUSANDS)
             Proceeds                $473,047  $466,262  $344,356
             Gross investment gains  $  6,080  $  7,703  $  8,806
             Gross investment losses $ (9,531) $(10,993) $(22,705)

      Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $1,387 thousand, $1,852 thousand, and $20,098 thousand, respectively.

      The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

      The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                   DECEMBER 31, 2004
                                           -----------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                                           --------------------- --------------------- ---------------------
                                                        GROSS                 GROSS                 GROSS
                                           ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                                           FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                                           ---------- ---------- ---------- ---------- ---------- ----------
                                                                (DOLLARS IN THOUSANDS)
U.S treasury/agency securities             $  107,590   $  645    $      -    $    -   $  107,590  $   645
State and political subdivision securities      9,917       73           -         -        9,917       73
U.S. corporate securities                     332,675    3,488      40,496     2,077      373,171    5,565
Foreign government securities                   5,284       12       9,345       656       14,629      668
Foreign corporate securities                   48,132      614      21,584       750       69,716    1,364
Residential mortgage-backed securities        276,248    1,716      34,381       762      310,629    2,478
Commercial mortgage-backed securities         134,304      962      16,690       554      150,994    1,516
Asset-backed securities                       100,281      854       1,970        30      102,251      884
                                           ----------   ------    --------    ------   ----------  -------
   Total fixed maturities                  $1,014,431   $8,364    $124,466    $4,829   $1,138,897  $13,193
                                           ==========   ======    ========    ======   ==========  =======
Total number of securities in an
  unrealized loss position                        194                   31                    225
                                           ==========             ========             ==========

                                                       DECEMBER 31, 2003
                               -----------------------------------------------------------------
                                                      EQUAL TO OR GREATER
                                LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                               --------------------- --------------------- ---------------------
                                            GROSS                 GROSS                 GROSS
                               ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                               FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                               ---------- ---------- ---------- ---------- ---------- ----------
                                                    (DOLLARS IN THOUSANDS)
U.S treasury/agency securities  $ 13,620   $    75    $     -     $    -   $   13,620  $    75
U.S. corporate securities        261,803     4,696      6,286        709      268,089    5,405
Foreign government securities     14,039     2,153          -          -       14,039    2,153
Foreign corporate securities      52,402     1,393     12,953        233       65,355    1,626
Residential mortgage-backed
  securities                     363,680     5,977      9,880        346      373,560    6,323
Commercial mortgage-backed
  securities                     161,184     2,682     12,484         16      173,668    2,698
Asset-backed securities           90,572     1,337      8,015        289       98,587    1,626
                                --------   -------    -------     ------   ----------  -------
   Total fixed maturities       $957,300   $18,313    $49,618     $1,593   $1,006,918  $19,906
                                ========   =======    =======     ======   ==========  =======

      SECURITIES LENDING PROGRAM

      The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $741,205 thousand and $622,695 thousand and an estimated fair value of $762,186 thousand and $640,701 thousand were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $789,986 thousand and $667,853 thousand at December 31, 2004 and 2003 respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the financial statements.

      ASSETS ON DEPOSIT

      The Company had investment assets on deposit with regulatory agencies with a fair market value of $5,269 thousand and $5,158 thousand at December 31, 2004 and 2003, respectively.

      MORTGAGE LOANS ON REAL ESTATE

      Mortgage loans on real estate were categorized as follows:

                                               DECEMBER 31,
                                     --------------------------------
                                           2004             2003
                                     ---------------  ---------------
                                      AMOUNT  PERCENT  AMOUNT  PERCENT
                                     -------- ------- -------- -------
                                          (DOLLARS IN THOUSANDS)
         Commercial mortgage loans   $309,485    77%  $349,995    81%
         Agricultural mortgage loans   93,773    23%    83,213    19%
                                     --------   ---   --------   ---
           Total                      403,258   100%   433,208   100%
                                                ===              ===
         Less: Valuation allowances     1,201            1,235
                                     --------         --------
           Mortgage loans            $402,057         $431,973
                                     ========         ========

      Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2004, 31%, 12% and 8% of the properties were located in California, Rhode Island and Delaware, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      Changes in mortgage loan valuation allowances were as follows:

                                           YEARS ENDED DECEMBER 31,
                                           -----------------------
                                            2004      2003    2002
                                           ------   -------  ------
                                           (DOLLARS IN THOUSANDS)
              Balance at beginning of year $1,235   $ 2,048  $    -
              Additions                         -     2,225   2,048
              Deductions                      (34)   (3,038)      -
                                           ------   -------  ------
              Balance at end of year       $1,201   $ 1,235  $2,048
                                           ======   =======  ======

      A portion of the Company's mortgage loans on real estate was impaired without valuation allowances and consisted of $3,864 thousand and $3,679 thousand at December 31, 2004 and 2003, respectively.

      The average investment in impaired mortgage loans on real estate was $3,889 thousand, $3,875 thousand and $3,682 thousand for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired mortgage loans was $262 thousand, $289 thousand and $806 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

      The investment in restructured mortgage loans on real estate was $3,864 thousand and $3,679 thousand at December 31, 2004 and 2003, respectively. Interest income of $262 thousand, $373 thousand and $282 thousand was recognized on restructured loans for the years ended December 31, 2004, 2003, and 2002, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $262 thousand, $358 thousand and $282 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

      There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at December 31, 2004 and 2003.

      FUNDS WITHHELD AT INTEREST

      There were no funds withheld at interest included in other invested assets at December 31, 2004. Included in other invested assets at December 31, 2003, were funds withheld at interest of $7 thousand.

      NET INVESTMENT INCOME

      The components of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      2004     2003     2002
                                                    -------- -------- --------
                                                      (DOLLARS IN THOUSANDS)
  Fixed maturities                                  $176,222 $165,910 $138,069
  Equity securities                                       85        -        -
  Mortgage loans on real estate                       33,849   32,474   30,950
  Policy loans                                         1,903    1,756    1,813
  Cash, cash equivalents and short-term investments    5,878    5,770    3,424
  Other                                                  118        -        -
                                                    -------- -------- --------
    Total                                            218,055  205,910  174,256
  Less: Investment expenses                           10,655    6,871      869
                                                    -------- -------- --------
    Net investment income                           $207,400 $199,039 $173,387
                                                    ======== ======== ========

      NET INVESTMENT GAINS (LOSSES)

      Net investment gains (losses) were as follows:

                                           YEARS ENDED DECEMBER 31,
                                         ---------------------------
                                           2004     2003      2002
                                         -------  --------  --------
                                            (DOLLARS IN THOUSANDS)
           Fixed maturities              $(4,921) $ (5,401) $(33,476)
           Equity securities                  83       259      (521)
           Mortgage loans on real estate     (81)   (2,708)   (2,048)
           Derivatives                    (4,367)   (2,161)     (151)
           Other                               -         2        19
                                         -------  --------  --------
             Total net investment losses $(9,286) $(10,009) $(36,177)
                                         =======  ========  ========

      NET UNREALIZED INVESTMENT GAINS (LOSSES)

      The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                              YEARS ENDED DECEMBER 31,
                                            ----------------------------
                                              2004      2003      2002
                                            --------  --------  --------
                                               (DOLLARS IN THOUSANDS)
      Fixed maturities                      $ 96,295  $110,105  $ 88,232
      Equity securities                            7       367       194
      Derivatives                             (3,999)   (2,211)        -
                                            --------  --------  --------
        Total                                 92,303   108,261    88,426
                                            --------  --------  --------
      Amounts allocable to:
      Deferred policy acquisition costs      (37,677)  (47,850)  (40,408)
      Deferred income taxes                  (19,119)  (21,144)  (16,806)
                                            --------  --------  --------
        Total                                (56,796)  (68,994)  (57,214)
                                            --------  --------  --------
          Net unrealized investment gains   $ 35,507  $ 39,267  $ 31,212
                                            ========  ========  ========

      The changes in net unrealized investment gains (losses) were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                     ---------------------------
                                                       2004      2003     2002
                                                     --------  -------  --------
                                                        (DOLLARS IN THOUSANDS)
Balance, beginning of year                           $ 39,267  $31,212  $  6,101
Unrealized investment gains (losses) during the year  (15,958)  19,835    73,882
Unrealized investment gains (losses) relating to:
  Deferred policy acquisition costs                    10,173   (7,442)  (35,836)
Deferred income taxes                                   2,025   (4,338)  (12,935)
                                                     --------  -------  --------
Balance, end of year                                 $ 35,507  $39,267  $ 31,212
                                                     ========  =======  ========
Net change in unrealized investment gains (losses)   $ (3,760) $ 8,055  $ 25,111
                                                     ========  =======  ========

      VARIABLE INTEREST ENTITIES

      As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46(r) did not require the Company to consolidate any VIEs.

      The following table presents the total assets of and the maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                            AS OF DECEMBER 31, 2004
                                          ---------------------------
                                            TOTAL    MAXIMUM EXPOSURE
                                          ASSETS (1)   TO LOSS (2)
                                          ---------- ----------------
                                            (DOLLARS IN THOUSANDS)
           Other Limited Partnerships (3)   $4,726        $    -
                                            ------        ------
                                            $4,726        $    -
                                            ======        ======

             (1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

             (2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

             (3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits

3.  DERIVATIVE FINANCIAL INSTRUMENTS

      TYPES OF DERIVATIVE INSTRUMENTS

      The following table provides a summary of the notional amount and fair value of derivative financial instruments held at:

                             DECEMBER 31, 2004           DECEMBER 31, 2003
                        --------------------------- ---------------------------
                                   CURRENT MARKET              CURRENT MARKET
                                   OR FAIR VALUE               OR FAIR VALUE
                        NOTIONAL ------------------ NOTIONAL ------------------
                         AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                        -------- ------ ----------- -------- ------ -----------
                                        (DOLLARS IN THOUSANDS)
 Interest rate swaps    $  7,002  $137    $    -    $      -  $ -     $    -
 Interest rate caps            -     -         -     150,000   10          -
 Financial futures        83,600     -     1,430     106,500    -      2,051
 Foreign currency swaps   17,909     -     5,218      17,909    -      2,813
 Credit default swaps      3,400   127         -           -    -          -
                        --------  ----    ------    --------  ---     ------
   Total                $111,911  $264    $6,648    $274,409  $10     $4,864
                        ========  ====    ======    ========  ===     ======

      The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                             REMAINING LIFE
                       -----------------------------------------------------------
                                AFTER ONE YEAR AFTER FIVE YEARS
                       ONE YEAR    THROUGH         THROUGH      AFTER TEN
                       OR LESS    FIVE YEARS      TEN YEARS       YEARS    TOTAL
                       -------- -------------- ---------------- --------- --------
                                         (DOLLARS IN THOUSANDS)
Interest rate swaps    $     -      $    -         $ 7,002         $-     $  7,002
Financial futures       83,600           -               -          -       83,600
Foreign currency swaps   4,485       1,381          12,043          -       17,909
Credit default swaps         -       3,400               -          -        3,400
                       -------      ------         -------         --     --------
  Total                $88,085      $4,781         $19,045         $-     $111,911
                       =======      ======         =======         ==     ========

      Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

      Interest rate caps are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level.

      In exchange-traded Treasury and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of Treasury and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchanges.

      Exchange-traded Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury performance. The value of Treasury futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

      Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

      Credit default swaps are used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

      In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

      HEDGING

      The table below provides a summary of the notional amounts and fair values of derivatives by type of hedge designation at:

                           DECEMBER 31, 2004        DECEMBER 31, 2003
                        ------------------------ ------------------------
                                   FAIR VALUE               FAIR VALUE
                        NOTIONAL --------------- NOTIONAL ---------------
                         AMOUNT  ASSET LIABILITY  AMOUNT  ASSET LIABILITY
                        -------- ----- --------- -------- ----- ---------
                                     (DOLLARS IN THOUSANDS)
       Type of Hedge
         Fair value     $  4,485 $  -   $  766   $112,366  $ -   $2,509
         Cash flow        12,043    -    4,095     12,043    -    2,355
         Non-qualifying   95,383  264    1,787    150,000   10        -
                        -------- ----   ------   --------  ---   ------
           Total        $111,911 $264   $6,648   $274,409  $10   $4,864
                        ======== ====   ======   ========  ===   ======

      The following table provides the settlement payments recorded in income for the:

                                               YEARS ENDED DECEMBER 31,
                                               -----------------------
                                                2004     2003    2002
                                                -----    -----   ----
                                               (DOLLARS IN THOUSANDS)
             Qualifying hedges:
               Net investment income           $(423)   $(420)   $  -
             Non-qualifying hedges:
               Net investment gains and losses    24      (66)    (48)
                                                -----    -----   ----
                 Total                         $(399)   $(486)   $(48)
                                                =====    =====   ====

      FAIR VALUE HEDGES

      The Company designates and accounts for foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments as fair value hedges when they have met the requirements of SFAS 133.

      The Company recognized Net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           -----------------------
                                                            2004         2003
                                                             -----       -------
                                                           (DOLLARS IN THOUSANDS)
      Changes in the fair value of fair value hedges       $(308)      $(2,509)
      Changes in the items hedged by fair value hedges       156           427
                                                             -----       -------
      Net ineffectiveness of fair value hedging activities $(152)      $(2,082)
                                                             =====       =======

      The Company did not have any fair value hedges at December 31, 2002.

      All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

      CASH FLOW HEDGES

      The company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments when they have met the requirements of SFAS 133.

      For the years ended December 31, 2004 and 2003, the Company recognized Net investment gains (losses) of $48 thousand and ($144) thousand, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivatives gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments. The Company did not have any cash flow hedges at December 31, 2002.

      Presented below is a roll forward of the components of Other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                               2004         2003
                                                               -------       -----
                                                             (DOLLARS IN THOUSANDS)
   Other comprehensive income (loss) balance at the
     beginning of the year                                   $  (673)      $   -
   Gains (losses) deferred in other comprehensive income
     (loss) on the effective portion of cash flow hedges      (3,326)       (673)
                                                               -------       -----
   Other comprehensive income (losses) balance at the end of
     the year                                                $(3,999)      $(673)
                                                               =======       =====

      At December 31, 2004, approximately $211 thousand of the deferred net gains on derivatives accumulated in Other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

      NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

      The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and Treasury futures to minimize its exposure to interest rate volatility and (ii) RSATs to synthetically create investments.

      For the years ended December 31, 2004, 2003 and 2002, the Company recognized as Net investment losses changes in fair value of ($6,101) thousand, ($0) thousand and ($104) thousand, respectively, related to derivatives that do not qualify for hedge accounting.

      CREDIT RISK

      The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

      The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

4.  INSURANCE

      DEFERRED POLICY ACQUISITION COSTS

      Information regarding DAC for the years ended December 31, 2004, 2003 and 2002 is as follows (dollars in thousands):

                Balance at January 1, 2002             $181,256
                Capitalizations                         128,517
                                                       --------
                    Total                               309,773
                                                       --------
                Amortization related to:
                  Unrealized investment gains (losses)   35,836
                  Other expenses                          1,695
                                                       --------
                    Total amortization                   37,531
                                                       --------
                Balance at December 31, 2002            272,242
                Capitalizations                         248,954
                                                       --------
                    Total                               521,196
                                                       --------
                Amortization related to:
                  Net investment gains (losses)          (1,878)
                  Unrealized investment gains (losses)    7,442
                  Other expenses                         13,383
                                                       --------
                    Total amortization                   18,947
                                                       --------
                Balance at December 31, 2003            502,249
                Capitalizations                         281,067
                                                       --------
                    Total                               783,316
                                                       --------
                Amortization related to:
                  Net investment gains (losses)          (1,510)
                  Unrealized investment gains (losses)  (10,173)
                  Other expenses                        116,913
                                                       --------
                    Total amortization                  105,230
                                                       --------
                  Dispositions and other                   (461)
                                                       --------
                Balance at December 31, 2004           $677,625
                                                       ========

      Amortization of DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      In the normal course of business the Company reviews and updates the assumptions and methodology used in establishing DAC amortization. During 2004 the Company entered into a new reinsurance treaty with an affiliated party and updated significant parts of the underlying assumptions used to establish DAC amortization. As a result of the new reinsurance treaty and updated assumption, the Company re-estimated the cumulative amortization and recorded a cumulative charge to the current period of $74 million, before income tax, causing an increase in amortization related to other expenses.

      SALES INDUCEMENTS

      Changes in deferred sales inducements are as follows:

                                             SALES INDUCEMENTS
                                           ----------------------
                                           (DOLLARS IN THOUSANDS)
              Balance at January 1, 2004          $ 93,690
              Capitalization                        64,800
              Amortization                         (15,602)
                                                  --------
              Balance at December 31, 2004        $142,888
                                                  ========

      GUARANTEES

      The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or minimum return").

      The Company had the following types of guarantees relating to annuity contracts at:

   ANNUITY CONTRACTS

                                                      DECEMBER 31, 2004
                                                --------------------------
                                                IN THE EVENT        AT
                                                  OF DEATH     ANNUITIZATION
                                                ------------   -------------
                                                   (DOLLARS IN THOUSANDS)
   RETURN OF NET DEPOSITS
     Separate account value                      $4,000,933            N/A
     Net amount at risk                          $    9,348(1)         N/A
     Average attained age of contractholders       60 years            N/A

   ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
     Separate account value                      $6,341,749     $7,697,028
     Net amount at risk                          $   66,365(1)  $   24,094(2)
     Average attained age of contractholders       61 years       58 years

             (1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

             (2) The net amount at risk for guarantees of amounts at
                 annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

      The net amount at risk is based on the direct amount at risk (excluding reinsurance).

      The Company's annuity contracts may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

      Liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts are as follows:

                                              ANNUITY CONTRACTS
                                       ------------------------------
                                       GUARANTEED  GUARANTEED
                                         DEATH    ANNUITIZATION
                                        BENEFITS    BENEFITS    TOTAL
                                       ---------- ------------- -----
                                           (DOLLARS IN THOUSANDS)
          Balance at January 1, 2004      $ 92        $ 570     $ 662
          Incurred guaranteed benefits     (92)        (570)     (662)
                                          ----        -----     -----
          Balance at December 31, 2004    $  -        $   -     $   -
                                          ====        =====     =====

      Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                          DECEMBER 31, 2004
                                        ----------------------
                                        (DOLLARS IN THOUSANDS)
                  MUTUAL FUND GROUPINGS
                    Equity                    $7,455,862
                    Bond                         694,960
                    Balanced                     415,658
                    Money Market                 110,459
                    Specialty                     70,280
                                              ----------
                      Total                   $8,747,219
                                              ==========

      SEPARATE ACCOUNTS

      Separate accounts include pass-through separate accounts totaling $10,290,845 thousand and $6,368,724 thousand at December 31, 2004 and 2003 respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $158,657 thousand, $88,441 thousand and $33,761 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

      For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

      The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 75% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The Company reinsures 90% of its new production of fixed annuities to an affiliate. Also, the Company reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

      The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                      2004     2003     2002
                                                    -------  -------  -------
                                                      (DOLLARS IN THOUSANDS)
 Direct premiums                                    $14,231  $10,886  $28,835
 Reinsurance ceded                                   (5,563)  (5,098)  (4,874)
                                                    -------  -------  -------
 Net premiums                                       $ 8,668  $ 5,788  $23,961
                                                    =======  =======  =======
 Reinsurance recoveries netted against policyholder
   benefits                                         $ 1,414  $ 3,567  $ 4,910
                                                    =======  =======  =======

      Reinsurance recoverables, included in premiums and other receivables, were $35,242 thousand and $31,793 thousand at December 31, 2004 and 2003, respectively.

6.  DEBT

      Debt consisted of the following:

                                                               DECEMBER 31,
                                                              ----------------------
                                                               2004        2003
                                                                -------    -------
                                                              (DOLLARS IN THOUSANDS)
  Surplus notes, interest rate 5%, maturity date upon request $25,000     $25,000
  Surplus notes, interest rate LIBOR plus .75%, maturity date
    upon request                                               10,000      10,000
                                                                -------    -------
    Total long-term debt                                      $35,000     $35,000
                                                                =======    =======

      Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Delaware Superintendent of Insurance, the surplus notes may be redeemed, in whole or in part, at the election of MLIG at any time.

      The aggregate maturities of long-term debt for the Company are payable upon regulatory approval.

      Interest expense related to the Company's indebtedness, included in other expenses, was $1,501 thousand, $2,049 thousand and $1,640 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

7.  INCOME TAXES

      The provision (benefit) for income taxes for operations was as follows:

                                              YEARS ENDED DECEMBER 31,
                                            ----------------------------
                                              2004      2003      2002
                                            --------  --------  --------
                                               (DOLLARS IN THOUSANDS)
       Current:
         Federal                            $(90,974) $ 55,612  $ 15,353
         State                                 3,716     2,507         -
       Deferred:
         Federal                              99,654   (38,540)  (24,387)
         State                                 4,450    (1,284)        -
                                            --------  --------  --------
       Provision (benefit) for income taxes $ 16,846  $ 18,295  $ (9,034)
                                            ========  ========  ========

      Income tax (benefit) provision attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                   YEARS ENDED DECEMBER 31,
                                                  -------------------------
                                                    2004     2003     2002
                                                  -------  -------  -------
                                                    (DOLLARS IN THOUSANDS)
   Tax provision (benefit) at U.S. statutory rate $14,534  $19,487  $(6,298)
   Tax effect of:
     Tax exempt investment income                  (3,366)  (2,212)  (2,735)
     State tax net of federal benefit               5,308      795        -
     Other, net                                       370      225       (1)
                                                  -------  -------  -------
   Provision (benefit) for income taxes           $16,846  $18,295  $(9,034)
                                                  =======  =======  =======

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                         DECEMBER 31,
                                                      ----------------------
                                                        2004        2003
                                                       --------    --------
                                                      (DOLLARS IN THOUSANDS)
       Deferred income tax assets:
           Policyholder liabilities and receivables   $164,773    $218,403
           Other, net                                    1,407       1,878
                                                       --------    --------
                                                       166,180     220,281
                                                       --------    --------
       Deferred income tax liabilities:
           Deferred policy acquisition costs           212,505     158,701
           Investments                                  13,678      16,366
           Net unrealized investment gains              19,119      21,144
           Other, net                                        -       1,284
                                                       --------    --------
                                                       245,302     197,495
                                                       --------    --------
       Net deferred income tax asset (liability)      $(79,122)   $ 22,786
                                                       ========    ========

      The Company joined MetLife's includable affiliates in filing a federal income tax return. The consolidating companies have executed a Tax Allocation Agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (losses) contributes to or reduces consolidated federal tax expense. Pursuant to the tax allocation agreement, the amounts due to
      (from) affiliates are $175,083 thousand and ($32,021) thousand in 2004 and 2003, respectively.

      All years through and including 2000 are closed and no longer subject to Internal Revenue Service audit. The years 2001 and forward are open and subject to audit. The Company believes that any adjustments that might be required for the open years will not have a material effect on the Company's financial statements.

8.  COMMITMENTS AND CONTINGENCIES

      Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

      MetLife, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

      Various litigation, claims, requests or assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      SUMMARY

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters that may be brought against the Company, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

      COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

      The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were approximately $110 thousand and $652 thousand at December 31, 2004 and December 31, 2003, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

      GUARANTEES

      In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

      The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant and thus no liabilities were recorded. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

      In conjunction with replication synthetic asset transaction, as described in Note 3, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits become worthless, is $3,400 thousand at December 31, 2004. The credit default swaps expire at various times during the next three years.

9.  EQUITY

      DIVIDEND RESTRICTIONS

      Under the Delaware Insurance Law, the maximum amount of distributions which can be made to the Company's parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company's surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. Since the Company statutory unassigned funds surplus is less than zero, the Company cannot pay any dividends without prior approval of the Commissioner.

      STATUTORY EQUITY AND INCOME

      The National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Delaware State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Delaware.

      Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

      Statutory net loss of the Company, a Delaware domiciled insurer, was $200,656 thousand for the year ended December 31, 2004. Statutory net income of the Company was $101,210 thousand and $13,402 thousand for the years ended December 31, 2003 and 2002, respectively. Statutory capital and surplus was $381,550 thousand and $295,857 thousand at December 31, 2004 and 2003, respectively.

      OTHER COMPREHENSIVE INCOME

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2004      2003     2002
                                                         --------  -------  --------
                                                            (DOLLARS IN THOUSANDS)
Holding gains (losses) on investments arising during the
  year                                                   $(43,403) $(2,590) $ 34,331
Income tax effect of holding gains (loss)                  15,191      906   (11,657)
Reclassification adjustments:
  Recognized holding losses included in current year
    income                                                  6,126    4,377    34,084
  Amortization of premiums and accretion of discounts
    associated with investments                            21,319   18,048     5,467
  Income tax effect                                        (9,605)  (7,849)  (13,605)
Allocation of holding losses on investments relating to
  other policyholder amounts                               10,173   (7,442)  (35,836)
Income tax effect of allocation of holding gains or
  losses to other policyholder amounts                     (3,561)   2,605    12,327
                                                         --------  -------  --------
Other comprehensive income (loss)                        $ (3,760) $ 8,055  $ 25,111
                                                         ========  =======  ========

10. OTHER EXPENSES

      Other expenses were comprised of the following:

                                                 YEARS ENDED DECEMBER 31,
                                             -------------------------------
                                                2004       2003       2002
                                             ---------  ---------  ---------
                                                  (DOLLARS IN THOUSANDS)
  Commissions                                $ 237,576  $ 216,491  $ 116,733
  Interest and debt issue costs                  1,501      2,049      1,640
  Amortization of policy acquisition costs     115,403     11,505      1,695
  Capitalization of policy acquisition costs  (281,067)  (248,954)  (128,517)
  Rent, net of sublease income                       -          -       (122)
  Other                                        105,056     93,367     68,518
                                             ---------  ---------  ---------
    Total other expenses                     $ 178,469  $  74,458  $  59,947
                                             =========  =========  =========

11. FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                                NOTIONAL  CARRYING  ESTIMATED
                                                 AMOUNT    VALUE    FAIR VALUE
 DECEMBER 31, 2004                              -------- ---------- ----------
                                                    (DOLLARS IN THOUSANDS)
 ASSETS:
   Fixed maturities                                      $3,443,051 $3,443,051
   Equity securities                                              7          7
   Mortgage loans on real estate                            402,057    431,471
   Policy loans                                              34,959     34,959
   Short-term investments                                   130,374    130,374
   Cash and cash equivalents                                144,288    144,288
   Commitments to fund partnership investments    $110            -          -
 LIABILITIES:
   Policyholder account balances                          4,590,613  4,262,400
   Long-term debt                                            35,000     35,000
   Payable under securities loaned transactions             789,986    789,986


                                                NOTIONAL  CARRYING  ESTIMATED
                                                 AMOUNT    VALUE    FAIR VALUE
 DECEMBER 31, 2003                              -------- ---------- ----------
                                                    (DOLLARS IN THOUSANDS)
 ASSETS:
   Fixed maturities                                      $3,522,671 $3,522,671
   Equity securities                                          2,027      2,027
   Mortgage loans on real estate                            431,973    467,190
   Policy loans                                              35,768     35,768
   Short-term investments                                   137,295    137,295
   Cash and cash equivalents                                199,952    199,952
   Commitments to fund partnership investments    $652            -          -
 LIABILITIES:
   Policyholder account balances                          3,769,822  3,317,970
   Long-term debt                                            35,000     35,000
   Payable under securities loaned transactions             667,853    667,853

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

      FIXED MATURITIES AND EQUITY SECURITIES

      The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

      MORTGAGE LOANS ON REAL ESTATE AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

      Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

      POLICY LOANS

      The carrying values for policy loans approximate fair value.

      CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

      The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

      POLICYHOLDER ACCOUNT BALANCES

      The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

      LONG-TERM DEBT AND PAYABLES UNDER SECURITIES LOANED TRANSACTIONS

      The fair values of long-term debt and payables under securities loaned transactions are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

      DERIVATIVE FINANCIAL INSTRUMENTS

      The fair value of derivative instruments, including financial futures, foreign currency swaps and interest rate caps are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

12. RELATED PARTY TRANSACTIONS

      The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for the years 2004, 2003 and 2002. The affiliated companies are Metropolitan Life, which provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company and MLIG and MetLife Investors Distribution Company, which provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2004, 2003 and 2002 for the Company, recorded in other expenses, were $108,653 thousand, $94,935 thousand and $58,728 thousand, respectively.

      Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand alone entity.

      The Company received a cash capital contribution of $300,000 thousand and $50,000 thousand from MLIG for the year ended 2004 and 2003, respectively. There were no capital contributions for the year ended 2002.

13. SUBSEQUENT EVENT

      Effective January 1, 2005, the Company entered into a reinsurance agreement with General American Life Insurance Company ("GALIC"), an affiliate. The Company assumed 100% of GALIC's liabilities, net of existing reinsurance, for certain guaranteed level term, universal life and joint survivorship policies issued on and after January 1, 2000. Concurrently, the Company entered into a reinsurance agreement with Exeter Reassurance Company ("Exeter"), an affiliate, under which Exeter will reinsure a 100% quota share of the secondary guarantee risks, net of existing reinsurance, associated with the universal life business assumed from GALIC.

      The Company issued a $400 million surplus note to MetLife on March 15, 2005, to provide the necessary funding for the reinsurance transactions. The surplus note was issued at par, at a rate per annum of 7.349%, with a maturity date of April 1, 2035.